Exhibit 10.34

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.
PRODUCT SUPPLY AGREEMENT
BETWEEN
EMERGENT PRODUCT DEVELOPMENT GAITHERSBURG INC.
AND
TALECRIS BIOTHERAPEUTICS, INC.
PRODUCT SUPPLY AGREEMENT
     This Product Supply Agreement is made on June 12, 2006 (the “Effective Date”) by and between
(1)	Emergent Product Development Gaithersburg Inc., a Delaware corporation having offices at 300 Professional Drive, Gaithersburg, MD 20879 (“Emergent”); and

(2)	Talecris Biotherapeutics, Inc., a Delaware corporation having offices at 4101 Research Commons, 79 T.W. Alexander Drive, Research Triangle Park, NC 27709 (“Talecris”)
     (hereinafter, each of Emergent and Talecris a “Party” and, collectively, the “Parties”).
W I T N E S S E T H :
     WHEREAS, Emergent is engaged in the development of certain pharmaceutical products, including, without limitation, vaccines and therapeutic products for the prevention and treatment of anthrax infection;

     WHEREAS, Talecris possesses certain patented processes, technology, equipment and facilities to manufacture clinical and commercial supply of the Finished Product (as defined below) in a manner which complies with cGMP and Product Specifications (each as defined below);
     WHEREAS, the Parties wish, therefore, that Talecris perform the manufacture of the Finished Product and that Talecris authorize Emergent to commercialize Finished Product without restriction; and
     WHEREAS, Emergent is a wholly owned subsidiary of Emergent BioSolutions, Inc., a Delaware corporation (“Parent”), and Parent desires to guarantee certain indemnification and payment obligations of Emergent pursuant to this Agreement.
     NOW THEREFORE, in consideration of the foregoing premises, which are incorporated into and made a part of this Agreement, and of the mutual covenants which are recited herein, the Parties agree as follows:
ARTICLE 1 — DEFINITIONS
     When used in this Agreement, the capitalized terms listed in this Article 1 shall have the following meanings:
1.01	“Adverse Events” shall mean, with respect to the Finished Product, any adverse event associated with the use of the Finished Product in a patient or clinical investigation, whether or not considered drug related, including the following: an adverse event occurring in the course of the use of the Finished Product in professional practice; an adverse event occurring from drug overdose, whether accidental or intentional; an adverse event occurring from drug abuse; an adverse event occurring from drug withdrawal; and any significant and consistent failure of expected pharmacological action. Adverse Events shall include, without limitation, any unfavorable and unintended sign (including, without limitation, an abnormal laboratory finding), exacerbation of a pre-existing condition, intercurrent illness, drug interaction, significant worsening of a disease under investigation or treatment, significant failure of expected pharmacological or biological action, and/or symptom or disease temporally associated with the use of the Finished Product, whether or not considered related to the Finished Product. Notwithstanding anything foregoing to the contrary, with respect to the Territory in which the Finished Product is marketed, Adverse Events shall include any experience required to be reported to a relevant authority in any such country.

1.02	“Affiliate” shall mean, with respect to a Party, any business entity which directly or indirectly controls, is controlled by, or is under common control with such Party. A business entity shall be deemed to “control” another business entity if (a) it owns, directly or indirectly, at least fifty percent (50%) of the issued and outstanding voting securities, capital stock, or other comparable equity or ownership interest of such business entity, or (b) it has the de facto ability to control or direct the management of such business entity. If the laws of the jurisdiction in which such entity operates prohibit ownership by a Party of fifty percent (50%) or more, “control” shall be deemed to exist at the maximum level of ownership allowed by such jurisdiction, provided, however, that there is a de facto ability to direct or control its management.
1.03	“Agreement” shall mean this Product Supply Agreement, including any exhibits or schedules hereto, as such may be amended from time to time, in writing, by mutual agreement of the Parties.

1.04	“AIG” shall mean Anthrax Immune Globulin derived from AIG Source Plasma.

1.05	“AIG specific IgG Yield” shall mean the total volume of AIG contained in AIG Source Plasma or Processed Product (as applicable) expressed in grams per liter.

1.06	“AIG specific IgG Target Yield” shall have the meaning set forth in Section 4.01(c)(i).

1.07	“AIG Source Plasma” shall mean anthrax immune human plasma, as defined under Applicable Law, collected by or on behalf of Emergent. AIG Source Plasma shall exclude By-Products.

1.08	“AIG Source Plasma Specifications” shall mean the quality and other specifications for Source Plasma, as set forth on Exhibit C attached hereto, which specifications may be amended from time to time by mutual agreement of the Parties.

1.09	“Applicable Law” shall mean any statute, law, treaty, rule, code, ordinance, regulation, permit, interpretation, certificate or order of a government authority, or any judgment, decision, decree, injunction, writ, order, subpoena, or like action of any court, arbitrator or other government entity (including without limitation, requirements of the FDA and cGMP) to the extent applicable and in each case as amended from time to time.

1.10	“Batch Production Record” shall mean a copy of the Master Batch Record for AIG and Finished Product, which shall include, without limitation, instructions for manufacturing, packaging, in-process testing and release testing for the AIG and Finished Product, as well as the actual record of the performance of such work.

1.11	“BLA” shall mean a Biologics License Application filed with the FDA and/or any other application required for the purpose of marketing or selling or using a therapeutic or prophylactic product to be filed with a governmental agency in a non-U.S. country or group of countries, including, without limitation, a Product License Application or Marketing Authorization in the European Union.

1.12	“Business Day” shall mean Monday, Tuesday, Wednesday, Thursday or Friday of any week other than such days on which banking institutions located in Washington, D.C. and/or Raleigh, North Carolina are permitted or required by law, executive order or governmental decree to remain closed.

1.13	“By-Products” shall mean products or materials, other than the Finished Product, that are processed from derivative materials resulting from Talecris’ Processing of the AIG Source Plasma into Finished Product at the Facilities hereunder.

1.14	“Certificate of Analysis” shall mean a document or documents provided by Talecris to Emergent for a batch of the Finished Product, that (a) bears the results of in-process or release analytical testing and their respective specifications, and (b) states whether such Finished Product was Processed in accordance with cGMP.

1.15	“Certificate of Conformance” shall mean a document or documents provided by Talecris to Emergent that attests that a specific Lot of Finished Product was Processed in accordance with cGMP.

1.16	“cGMP” shall mean current good manufacturing practices as set forth in Title 21, Parts 210 and 211 of the C.F.R. and 21 C.F.R. Part 312 (IND), and 21 C.F.R. Part 600, 606, 610, 630 and 640 (Biologics and Blood Products), as established and amended by the FDA, and any comparable requirement of law in a country or group of countries other than the United States.

1.17	“Claim” shall mean any charge, complaint, action, suit, proceeding, hearing, investigation, claim, controversy, dispute, demand, judgment, order, decree, stipulation, injunction, or similar matters.

1.18	“Commercial Product” shall mean Finished Product for commercial use or use other than for Pre-Commercial Product.

1.19	“Commercial Target Yield” shall have the meaning set forth in Section 4.01(d).

1.20	“Commercial Term” shall have the meaning set forth in Section 10.01(b).

1.21	“Commercial Volume Commitment” shall have the meaning set forth in Section 4.02(a).

1.22	“Commercially Reasonable Efforts” shall mean that degree of skill, effort, expertise, and resources which a Person of ordinary skill, ability, and experience, under similar circumstances, in the matters addressed herein would reasonably utilize and otherwise apply with respect to fulfilling the obligations assumed hereunder.

1.23	“Conforming AIG Source Plasma” shall have the meaning set forth in Section 11.02(a).

1.24	“Contract Year” shall mean each twelve (12) month period during the Commercial Term or any Extension Period hereunder, commencing on the effective date of the Commercial Term.

1.25	“Dedicated Equipment” shall consist of the equipment and associated fixtures which are used by Talecris during the Term of this Agreement for the purpose of manufacturing the Finished Product for Emergent hereunder.

1.26	“Dollar” shall mean the United States dollar.

1.27	“Emergent Indemnitee” shall mean Emergent, its Affiliates, its Sublicensees, and their respective directors, officers, employees and agents.

1.28	“Emergent Specifications” shall mean the specifications concerning [**] Product hereunder, established by Emergent in its sole discretion from time to time pursuant to Section 5.04. The initial Emergent Specifications shall be completed by Emergent as soon as practicable following the Effective Date and attached hereto as Exhibit A-1.

1.29	“Evaluation Lot” shall have the meaning set forth in Section 4.01(a).

1.30	“Exclusivity Agreement” shall mean the exclusivity agreement between the Parties dated as of the Effective Date, in the form attached hereto as Exhibit G.

1.31	“Extension Period” shall have the meaning set forth in Section 10.01(c).

1.32	“Facilities” shall mean the Melville, New York Precision Pharma or Clayton, North Carolina location where fractionation shall take place, and the manufacturing facility in Clayton, North Carolina where purification shall take place, and the real property underlying such manufacturing facilities used by Talecris to practice the Process, together with all of the Dedicated Equipment, but not including equipment which is not used in the Process.

1.33	“Facility Goods” shall mean any products manufactured at the Facilities other than the Finished Product, including without limitation Gamunex.

1.34	“FDA” shall mean the United States Food and Drug Administration.

1.35	“Field” shall mean the prevention, treatment or therapy of anthrax infection in humans.

1.36	“Fill/Finish Specifications” shall mean such manufacturing specifications concerning the [**], as the Parties may mutually agree.

1.37	“Finished Product” shall mean any [**] as an active ingredient.

1.38	“Firm Commitment” shall have the meaning set forth in Section 4.02(d).

1.39	“Force Majeure” shall have the meaning set forth in Section 15.11.

1.40	“Foreign Currency Sales” shall mean Sales which are invoiced by Emergent in a currency other than the Dollar.

1.41	“Gamunex” shall mean Talecris’ immunology product marketed as Gamunex®.

1.42	“Gamunex Specifications” shall mean the specifications for Gamunex attached hereto as Exhibit A, as amended by Talecris from time to time in accordance with Section 5.01.

1.43	“Generally Accepted Accounting Principles” shall mean generally accepted accounting principles as set forth in opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board as consistently applied per usual accounting practices.

1.44	“Gross Price” shall mean, with respect to a Finished Product, the unit price, without deduction, actually invoiced by Emergent, its Affiliates and Sublicensees for the Sale of such Finished Product.

1.45	“IgG Yields” shall have the meaning set forth in Section 4.01(c)(iv).

1.46	“INCOTERMS 2000” shall mean the specifications of the obligations for delivering goods in international contracts, as issued by the International Chamber of Commerce.

1.47	“IND” shall mean an investigational new drug application filed with the FDA and/or any other similar application to be filed with a governmental agency in a country or group of countries other than the United States.

1.48	“Initial AIG Source Plasma” shall have the meaning set forth in Section 3.01(a).

1.49	“Insolvency Event” shall mean the commencement of any action, whether voluntarily or involuntarily (provided, that such involuntary action is not dismissed within ninety (90) days of commencement thereof), seeking any relief by liquidation, reorganization (other than for corporate reorganization), dissolution or similar act under any bankruptcy, insolvency or similar law or otherwise any action seeking any arrangement between or with its creditors or any commencement of a proceeding or receipt of an order, judgment or decree seeking the liquidation, reorganization or dissolution of a Party or any other relief under any bankruptcy, insolvency or similar law or an arrangement is made with respect to such Party’s debts or business by its creditors.

1.50	“Losses” shall mean losses, deficiencies, defaults, assessments, dues, penalties, fines, amounts paid in settlement, liabilities, obligations, taxes, liens, damages, costs and actual out-of-pocket expenses (including interest, penalties, court costs, attorneys’ fees, accountants and other experts, or other expenses of any Claim), including all damages awardable pursuant to statute and treble damages.

1.51	“Lot” shall mean a lot of between [**] liters to [**] liters of AIG Source Plasma to be Processed by Talecris in accordance with Product Specifications and cGMP (or as otherwise may be mutually agreed by the Parties).

1.52	“Major Markets” shall mean the United States and Canada.

1.53	“Master Batch Record” shall mean the master batch record for AIG and Finished Product, which shall include, without limitation, instructions for manufacturing, packaging, and in-process testing and release testing for the AIG and Finished Product.

1.54	“Minimum Commitment Fee” shall have the meaning set forth in Section 7.05(a).

1.55	“Negotiation Period” shall have the meaning set forth in Section 2.03.

1.56	“Net Sales” shall mean the Gross Price of Finished Products multiplied by the quantity of Finished Products Sold in the Territory, less (a) trade and quantity discounts actually allowed and taken, (b) sales, value added, or other excise taxes paid, absorbed or allowed,

(c) import and export taxes and such other amounts paid by Emergent, its Affiliates or Sublicensees to a governmental entity as a result of the importing or exporting of Finished Product, (d) amounts repaid or credited by reason of purchase chargebacks, rebates (including rebates in kind), rejections, defects or returns (including, without limitation, rebates pursuant to governmental and managed care programs), and (e) charges actually incurred for insurance, handling, distribution, freight and transportation, provided that the aggregate amount of such charges shall not exceed two percent (2%) of the total invoiced price. All of the items set forth in (a) through (e) above shall be calculated according to Emergent’s standard method of accounting consistently applied in accordance with Generally Accepted Accounting Principles, and shall not in aggregate exceed fifteen percent (15%) of the aggregate Gross Price of any Finished Product.
If a Finished Product is Sold in the form of a Combination Product (as defined below), Net Sales for such Combination Product will be calculated by multiplying actual Net Sales of such Combination Product by the fraction A/(A+B) where: A is the Gross Price of the Finished Product contained in the Combination Product if Sold separately by Emergent, its Affiliates or Sublicensees, and B is the Gross Price of any other active component or components in the Combination Product if sold separately by Emergent, its Affiliates or Sublicensees. If the Finished Product is Sold in the form of a Combination Product containing one or more active ingredients other than the Finished Product, and one or more active ingredients of the Combination Product are not Sold separately by Emergent, its Affiliates or Sublicensees, then the Parties shall meet and mutually agree upon a commercially reasonable portion of such Net Sales to allocate to the Finished Product. In no event shall less than seventy-five percent (75%) of the Net Sales for any Combination Product be allocated to the Gross Price of the Finished Product. “Combination Product” shall mean any pharmaceutical product, in any formulation, which comprises two (2) or more active ingredients, at least one (1) of which is AIG (an “active ingredient” being a biologically active ingredient which causes one (1) or more direct clinical therapeutic effects, and excluding diluents, vehicles, drug delivery systems, adjuvants or other ingredients which do not by themselves have such therapeutic effects).

Upon the Sale of the Finished Product other than in a bona fide arm’s length transaction exclusively for money or upon any use, transfer or disposal of Finished Product for purposes which do not result in sales revenue which would be expected in an arm’s length transaction exclusively for money in the relevant country, that Sale, use, transfer or disposal shall be deemed to constitute a Sale at the relevant open market price in the country in which the Sale, use, transfer or disposal occurs, or if that price is not ascertainable, a reasonable price assessed on an arm’s length basis.

1.57	“Non-Conforming” or “Non-Conforming Product” shall mean Finished Product which at the time of delivery does not (and/or could not) meet the Product Specifications and cGMP. For purposes of Section 5.02 (Quality Assurance), Section 11.04 (Remedies for Delivery of Non-Conforming Product or Spoiled AIG Source Plasma) and Section 12.03 (Product Liability Claims), Finished Product shall not be deemed Non-Conforming if the non-conformance results from the use of Non-Conforming AIG Source Plasma.

1.58	“Non-Conforming AIG Source Plasma” shall mean AIG Source Plasma which does not comply with the AIG Source Plasma Specifications as of the time of delivery of such AIG Source Plasma to Talecris.

1.59	“Nonspecific IgG Target Yield” shall have the meaning set forth in Section 4.01(c)(i).

1.60	“Nonspecific IgG Yield” shall mean the total volume of all immune globulins present in AIG Source Plasma or Processed Product (as applicable) expressed in grams per liter.

1.61	“Notice” shall have the meaning set forth in Section 15.01 of this Agreement; “Notify” or any variation thereof shall mean to provide Notice or other corresponding meaning.

1.62	“Order” shall mean a written order for either Pre-Commercial Product or Commercial Product.

1.63	“Person” shall mean any natural person or any corporation, company, sole proprietorship, partnership, joint venture, firm or other business entity.

1.64	“Pre-Commercial Product” shall mean Finished Product (a) for pre-clinical or animal studies, (b) for clinical use or for non-clinical testing required for clinical trials in preparation for submission, approval or maintenance of a regulatory filing, including without limitation any INDs and/or BLAs, and/or (c) necessary for Emergent to secure the first contractual commitment for Finished Product from a Third Party and/or to obtain government funding for Finished Product.

1.65	“Pre-Commercial Target Yield” shall have the meaning set forth in Section 4.01(c)(iv).

1.66	“Pre-Commercial Term” shall have the meaning set forth in Section 10.01(a).

1.67	“Process,” “Processed,” or “Processing” shall mean the act of fractionation, purification, sterilization, virus inactivation/removal, testing, filling, finishing and any other pharmaceutical manufacturing procedures, or any part thereof, for manufacturing the Finished Product hereunder, consisting of activities which are required to meet the Gamunex Specifications and, with respect to Finished Product, such other activities required to meet the Fill/Finish Specifications.

1.68	“Processing Fee” shall have the meaning set forth in Section 7.03(a).

1.69	“Processed Product” shall mean AIG Source Plasma that has been Processed in compliance with Gamunex Specifications but has not yet met Fill/Finish Specifications.

1.70	“Product Liability Claim” shall mean, with respect to any Finished Product or By-Product, as applicable, a Claim of a Third Party (other than a Claim arising out of use of Finished Product in a clinical trial) that (a) arises as a result of the use of such product that results in personal injury or death or (b) is in anticipation of or intended to prevent or forestall personal injury or death as a result of the use of such product.

1.71	“Product Specifications” shall mean the (a) Gamunex Specifications, and (b) the Fill/Finish Specifications.

1.72	“Quality Agreement” shall mean the agreement attached hereto as Exhibit F.

1.73	“Regulatory Authority” shall mean, with respect to the United States, the FDA or, in the case of a country in the Territory other than the United States, such other appropriate regulatory authority with similar responsibilities.

1.74	“Rolling Forecast” shall have the meaning specified in Section 4.02(c).

1.75	“Sale(s)”, “Sold” and “Sell” shall mean the sale, transfer or disposition of the Finished Product for commercial purposes for value to a Third Party (whether an end user, wholesaler or otherwise), whether by Emergent, its Affiliates or Sublicensees, but excluding the sale, transfer or disposition of any Validation Lots or Pre-Commercial Product.

1.76	“Sublicensee” shall mean any third party (including Affiliates) to whom a sublicense has been granted pursuant to this Agreement.

1.77	“Supply Failure” shall be deemed to exist with respect to any Lot of AIG Source Plasma Processed under this Agreement to provide Finished Product to Emergent if either of the following has occurred:
(a)	a Lot of AIG Source Plasma Processed hereunder has a Yield of less than [**] percent ([**]%) of the Commercial Target Yield on [**] occasions within any given rolling twelve (12) month period.

(b)	over any given rolling (12) month period, the Lots of AIG Source Plasma Processed hereunder have an average Yield of less than the Commercial Target Yield, provided that any Lot described in clause (a) shall be excluded from the computation of average Yield.
1.78	“Talecris BLA sections” shall have the meaning set forth in Section 8.01(a).

1.79	“Talecris Gamunex Activities” shall mean those activities as defined in Section 8.01(a), as such activities are related to Finished Product hereunder. The list of such activities under Section 8.01 is provided for illustrative purposes only and is not intended to be a comprehensive list.

1.80	“Talecris Patent Rights” shall mean Talecris’s rights in inventions and discoveries which are related to AIG or the Finished Product and/or the Process and covered by a patent or patent application listed on Exhibit B, all provisionals, divisions, continuations, continuations-in-part, reissues, reexaminations or extensions thereof, and any corresponding foreign counterparts and equivalents thereof.

1.81	“Term” shall have the meaning set forth in Section 10.01(c).

1.82	“Territory” shall mean each country in the world.

1.83	“Third Party” shall mean any Person which is not a Party, an Affiliate or a Sublicensee under this Agreement.

1.84	“Third Party Customer” shall mean a Third Party that is a customer of Talecris for Facility Goods.

1.85	“US CPI” shall mean the U.S. consumer price index medical care commodities index for similar goods and services published by the United States Department of Labor, Bureau of Labor Statistics, as reported by the Wall Street Journal (Eastern Edition), or such other index as may be mutually agreed upon by the Parties.

1.86	“Validation” shall mean successful validation of the Facilities, Dedicated Equipment and critical Process steps in compliance with cGMP, including (a) the successful completion of all validation protocols established by the Parties for the Facility and Designated Equipment, and (b) ensuring and providing documentary evidence that the Process used by Talecris to manufacture Finished Product is capable of consistently producing Finished Product of the required quality as determined by the Product Specifications.

1.87	“Validation Lot(s)” shall mean the consistency Lot(s) necessary to obtain Validation hereunder and that meets the Pre-Commercial Target Yield.

1.88	“Yield” shall mean, with respect to any Lot of AIG Source Plasma Processed under this Agreement to provide Finished Product to Emergent, in the case of AIG specific IgG, (i) the quantity of AIG specific IgG from Processed Product exhibited following Processing divided by (ii) the quantity of AIG specific IgG from Source Plasma exhibited prior to Processing (“AIG specific IgG Yield”), and, in the case of Nonspecific IgG, (i) the quantity of Nonspecific IgG from Processed Product exhibited following Processing divided by (ii) the quantity of Nonspecific IgG from Source Plasma exhibited prior to Processing (“Nonspecific IgG Yield”); provided, however, that Non-Conforming Product shall not be included in the computation of Yield.
ARTICLE 2 — SCOPE OF SERVICES AND GENERAL ARRANGEMENT
2.01	Emergent Obligations. Emergent shall provide AIG Source Plasma meeting the AIG Source Plasma Specifications to Talecris for Processing. Emergent shall pursue all necessary regulatory approvals with regard to Finished Products with the assistance of Talecris as each is further described in Article 8 below.

2.02	Scope of Talecris Services. Talecris shall, in accordance with the terms of this Agreement:
(a)	perform Processing services at the Facilities in accordance with the Product Specifications and cGMP, provided, however, that during the Pre-Commercial Term the purification and fill and finish shall be performed at the Facility in Clayton, North Carolina;

(b)	perform quality assurance review of the Finished Product and of the Processing in accordance with the Product Specifications and cGMP; and

(c)	permit Emergent to perform quality assurance review of the Finished Product and of the Processing in accordance with the Product Specifications and cGMP.
2.03	Emergent [**]. If at any time during the Term Talecris [**] Centers for Disease Control (“CDC”) category A, B and/or C bioterrorism agents which are listed on Exhibit J attached hereto (the “Proposal”), then Talecris [**] Emergent [**]. If Emergent [**] Talecris [**], the Parties shall [**] in good faith for up to [**] days (or longer, upon mutual agreement of the Parties) (“Negotiation Period”) [**]. If the Parties are [**] Negotiation Period, Talecris shall be [**].

2.04	Exclusivity. Each Party’s noncompete and/or exclusivity obligations under this Agreement with respect to Finished Product shall be governed by the terms of the Exclusivity Agreement.
ARTICLE 3 — SUPPLY OF AIG SOURCE PLASMA; BY-PRODUCTS
3.01	Supply and Use.
(a)	Delivery of AIG Source Plasma; Use of AIG Source Plasma. Emergent shall (or shall cause one of its Affiliates or a designee to) deliver to Talecris (by or on a date mutually scheduled by Talecris and Emergent) such quantity of AIG Source Plasma which meets the AIG Source Plasma Specifications as is reasonably necessary for Talecris to manufacture Finished Product hereunder, including without limitation an initial pool of [**] liters (or such other amount as the Parties may mutually agree) of AIG Source Plasma (“Initial AIG Source Plasma”). Talecris shall not procure human plasma from sources other than Emergent, its designee(s) or Affiliates for use in Finished Product. Talecris shall not use AIG Source Plasma, except as set forth in Section 2.02, Section 3.04 and 4.01(e) below, for any purpose other than to supply Finished Product to Emergent. Except as specifically set forth in Article 4 below, Talecris shall handle, store, use and dispose of all such AIG Source Plasma at the Facilities in compliance with Applicable Law in the Major Markets.

(b)	Processing of AIG Source Plasma. Talecris shall Process the AIG Source Plasma in compliance with the Product Specifications and, except as set forth in Section 4.01(e) below (Macrobench-Scale Purification), cGMP.

3.02	Delivery. Within fifteen (15) Business Days following Talecris’ receipt from Emergent of each Order for Finished Product pursuant to Article 4, Talecris shall Notify Emergent of the scheduled date(s) for commencement of the Processing of the Finished Product covered by such Order. Emergent shall use Commercially Reasonable Efforts to deliver or have delivered to Talecris a sufficient quantity of AIG Source Plasma to meet Processing of the Finished Product covered by such Order at least [**] days prior to each of Talecris’ scheduled run date(s) for Processing of such Finished Product. Emergent acknowledges and agrees that its failure to provide sufficient quantity of AIG Source Plasma meeting the AIG Source Plasma Specifications on a timely basis may negatively affect Talecris’ ability to Process and deliver the Finished Product by the delivery dates requested by Emergent.

3.03	Ownership of AIG Source Plasma. Emergent shall retain ownership of all right, title and interest in and to any AIG Source Plasma.

3.04	By-Products. Subject to the terms and conditions of this Agreement, Talecris shall have the right to dispose of, further manufacture, or sell any By-Products, provided that Talecris shall not, by itself or in collaboration with or on behalf of a Third Party, develop, manufacture, produce, promote, market, offer to sell, sell or otherwise dispose of any By-Product for use in the Field, and By-Products shall not be generated from any unprocessed Lot of AIG Source Plasma or portion thereof nor from any II/III paste generated therefrom. Furthermore, Talecris shall not undertake any changes to the Process with the purpose of increasing the quantity of By-Products at the expense of the Finished Product.
ARTICLE 4 — PRE-COMMERCIAL AND COMMERCIAL PRODUCT; FORECASTS
AND ORDERS
4.01	Pre-Commercial Product.
(a)	Evaluation Lot.

During the Pre-Commercial Term, Emergent shall submit to Talecris an Order for [**] (“Evaluation Lot”). Emergent shall pay Talecris the Processing Fee for such Evaluation Lot.

(b)	Validation Lots.

For purposes of calculating the Commercial Target Yield in order to determine whether a Supply Failure has arisen pursuant to Section 4.04(a) below, Emergent shall order at least [**] Validation Lots. The Evaluation Lot may constitute a Validation Lot for the purposes of this Section 4.01(b). Emergent shall pay Talecris the Processing Fee for each Validation Lot provided by Talecris.

(c)	Pre-Commercial Target Yield.
(i)	During the Pre-Commercial Term, Talecris shall provide a Nonspecific IgG Yield of no less than [**] percent ([**]%) (“Nonspecific IgG Target

Yield”) and a AIG specific IgG Yield of no less than [**] percent ([**]%) (“AIG specific IgG Target Yield”).
(ii)	In conjunction with the Processing of each Lot of Pre-Commercial Product, Talecris shall determine the Nonspecific IgG Yield in a manner consistent with Talecris’ customary practices.

(iii)	In conjunction with the Processing of each Lot of Pre-Commercial Product, Emergent shall determine the AIG specific IgG Yield, with the use of testing procedures reviewed and approved by Talecris, which approval shall not be unreasonably withheld, delayed or conditioned.

(iv)	The Nonspecific IgG Yield and the AIG specific IgG Yield shall collectively be referred to as the “IgG Yields.” The Nonspecific IgG Target Yield and the AIG specific IgG Target Yields shall collectively be referred to as the “Pre-Commercial Target Yield.”

(v)	In the event that Talecris determines that the Nonspecific IgG Yield is less than the Nonspecific IgG Target Yield, Talecris shall Notify Emergent of such determination and provide reasonable documentation supporting such determination, which shall be reflective of its usual manufacturing process and procedures. In the event that Emergent determines that the AIG specific IgG Yield is less than the AIG specific IgG Target Yield, Emergent shall Notify Talecris of such determination and provide reasonable documentation supporting such determination, which shall be reflective of its usual process and procedures.

(A)	If the Parties agree with the determination that either the Nonspecific IgG Yield or the AIG specific IgG Yield is less than the respective Pre-Commercial Target Yield, Emergent shall have the right, but not the obligation, to utilize the services of a Third Party to process another Evaluation Lot.

(1)	In the event that such Third Party achieves an AIG IgG specific Yield of at least [**] percent ([**]%) greater than Talecris’ AIG specific IgG Yield, Emergent may terminate this Agreement pursuant to Section 10.02(i) and the Exclusivity Agreement shall terminate in accordance with the terms set forth therein.

(2)	In the event that such Third Party does not achieve an AIG IgG specific Yield of at least [**] percent ([**]%) greater than Talecris’ AIG IgG specific Yield, Emergent may not sell any pharmaceutical product processed on its behalf that contains AIG as an active ingredient from any Third Party in accordance with the terms of the Exclusivity Agreement, and the terms and conditions of the Exclusivity Agreement shall remain in full force and effect.

(B)	If either Party disagrees with the determination of the other Party whether or not the IgG Yield is less than the Pre-Commercial Target Yield, such Party shall Notify the other Party of such disagreement and the Parties shall engage a mutually selected independent laboratory to make such determination.
(d)	Commercial Target Yield.

If the Parties mutually determine that the IgG Yields are equal to or greater than the Pre-Commercial Target Yield for the Evaluation Lot (if applicable) and each of the [**] Validation Lots, the “Commercial Target Yield” for the Commercial Term shall be computed and determined as follows:

With respect to Nonspecific IgG:
(i)	the average final quantity of Nonspecific IgG exhibited after Processing all of the Validation Lots ordered pursuant to Section 4.01(b), divided by

(ii)	the average initial quantity of Nonspecific IgG from the AIG Source Plasma exhibited prior to Processing all of the Validation Lots ordered pursuant to Section 4.01(b); and

(iii)	the quotient of which is multiplied by [**] percent ([**]%).
With respect to AIG specific IgG:
(i)	the average final quantity of AIG specific IgG exhibited after Processing all of the Validation Lots ordered pursuant to Section 4.01(b), divided by

(ii)	the average initial quantity of AIG specific IgG from the AIG Source Plasma exhibited prior to Processing all of the Validation Lots ordered pursuant to Section 4.01(b); and

(iii)	the quotient of which is multiplied by [**] percent ([**]%).
Upon the completion of the Pre-Commercial Term and at the completion of each twelve (12) month period during the Commercial Term, the Parties shall recompute the Commercial Target Yield to include the additional Processed Lots which were not included in the original computation set forth above. Such computation shall be based on Yield results provided by each respective Party to the other at the end of each period. In the event that the recomputed Commercial Target Yield more closely resembles the historical average yields experienced by Talecris in processing Gamunex, the Parties agree to negotiate in good faith an adjustment to the Commercial Target Yield to reflect the processing information provided by the additional Lots.

(e)	Macrobench-Scale Purification. Talecris shall Process a non-cGMP macrobench-scale purification of [**] liters (or such other amount as the Parties may mutually agree) of the Initial AIG Source Plasma Processed by Talecris hereunder, which may be used by Emergent for proof-of-concept studies, validation of the potency release assay for Finished Product, development activities, pre-clinical studies, and otherwise in support of Emergent’s development efforts in connection with Finished Product. For purposes of clarity, such macrobench-scale purification process shall be sterile and endotoxin-free and otherwise be the same as the purification process used in the Process, except that Talecris shall not be required to conduct such purification under cGMP conditions.
(f)	Additional Lots of Pre-Commercial Product. During the Pre-Commercial Term, Emergent shall have the right, in its sole discretion, to submit to Talecris Orders for additional Lots of Pre-Commercial Product in excess of those Ordered pursuant to Sections 4.01(a) through 4.01(c), including without limitation Validation Lots. Talecris shall conduct the Processing of any Lots of Pre-Commercial Product ordered by Emergent pursuant to Sections 4.01(a) through 4.01(c) at such times as the Parties may mutually agree; provided, however, that Talecris shall use Commercially Reasonable Efforts to schedule the Processing of such Lots on dates which are as close as practicable to the dates requested by Emergent in the Order(s) for such Lots. Emergent shall pay the Processing Fee for any additional Lots of Pre-Commercial Product ordered pursuant to this Section 4.01(f).

(g)	Non-Binding Forecast for Pre-Commercial Product. As soon as practicable following the Effective Date of this Agreement and from time to time thereafter during the Pre-Commercial Term, Emergent shall submit to Talecris a non-binding, good faith forecast that sets forth the total quantity of Pre-Commercial Product which Emergent expects to order from Talecris within the time period set forth in such forecast. Emergent shall update such forecast from time to time but not less frequently than annually, unless otherwise agreed by the Parties in writing, based on its reasonable expectations and/or need for Pre-Commercial Product.

(h)	Orders for Pre-Commercial Product. Each Order for Pre-Commercial Product shall specify the Pre-Commercial Product ordered, the quantities of the Pre-Commercial Product ordered, the requested manner and address of delivery, and the requested delivery date, which shall be no earlier than [**] days from the date of the Order (unless otherwise agreed to by Talecris in writing), all of which shall be subject to Article 6. Emergent shall submit its initial Order for Pre-Commercial Product on the Effective Date and may submit additional Orders for Pre-Commercial Product at any time thereafter during the Pre-Commercial Term.
4.02	Commercial Product.
(a)	Commercial Volume Commitment. Unless otherwise mutually agreed by the Parties, the minimum annual volume commitment by Emergent (“Commercial Volume Commitment”) for each Contract Year shall be (a) [**] liters of AIG Source Plasma per annum to be Processed into Finished Product during the

Commercial Term, and (b) [**] liters of AIG Source Plasma per annum to be Processed into Finished Product during any Extension Period. The Commercial Volume Commitment shall be reduced, upon the occurrence of a Supply Failure, on a prorated basis with respect to each month in which Emergent is able to use an alternative supplier pursuant to Section 4.04(a) below and Emergent has elected to use such an alternative supplier.
(b)	Process Initiation. Subject to the provisions of Section 3.02 above, Talecris shall use Commercially Reasonable Efforts to initiate the Processing of the Commercial Product on the date which is as close as practicable to the initial fill date set forth in the initial Rolling Forecast submitted by Emergent under Section 4.02(c) below, but in no event later than twelve (12) months from the date of Emergent’s Notice of its intent to initiate the Commercial Term as set forth in Section 10.01(b).

(c)	Rolling Forecast for Commercial Product. No later than thirty (30) days following the commencement of the Commercial Term, Emergent shall submit to Talecris an initial twelve (12) month rolling forecast (“Rolling Forecast”) that sets forth the total quantity of Finished Product which Emergent expects to order from Talecris within such twelve (12) month period (“Annual Forecast Amount”), with a breakdown of the total quantity of Finished Product by month and the delivery schedule for such Finished Product. Without Talecris’ prior written approval, the initial Annual Forecast Amount for the first Contract Year shall not exceed [**] liters of Finished Product, and the Annual Forecast Amount for any other given Contract Year shall not exceed [**] liters. The initial Annual Forecast Amount shall include an initial delivery date for Finished Product which is not earlier than [**] days from Emergent’s submission of the initial Rolling Forecast to Talecris. Following Emergent’s submission of the initial Rolling Forecast, Emergent shall submit to Talecris on a monthly basis on or before the first Business Day of each month, an updated Rolling Forecast, provided that (i) the monthly forecast amount shall not exceed [**] Lots for any given month without Talecris’ prior written approval, and (ii) the Annual Forecast Amount shall be updated on an annual basis only.

(d)	Firm Commitments for Commercial Product. The Rolling Forecast shall be binding on Emergent for the first [**] months (i.e., months [**]) (each, a “Firm Commitment”), each of which Firm Commitment shall be the subject of an Order delivered in accordance with Section 4.02(e).

(e)	Orders for Commercial Product. Emergent shall, together with its monthly Rolling Forecast, deliver to Talecris an Order for each new Firm Commitment that was only a forecasted amount in the previous month’s Rolling Forecast. Each Order shall specify the Commercial Product ordered, the quantities of the Commercial Product ordered, the requested manner and address of delivery, and the requested delivery date, which shall be no earlier than [**] days from the date of the Order (unless otherwise agreed to by Talecris), all of which shall be subject to Article 6. Emergent may submit its initial Order for Commercial Product at any time on or after the commencement of the Commercial Term.
(f)	Amending Forecasts for Commercial Product. Any Rolling Forecast that is not a Firm Commitment is to be considered an estimated forecast to be used for planning purposes, shall not be construed as a Firm Commitment by Emergent to Talecris, and may be increased or reduced by Emergent from time to time. Notwithstanding anything in the foregoing to the contrary, in the event of a Supply Failure as set forth in Section 4.04(a) below, the Rolling Forecast for each month during which the Supply Failure persists shall not be considered a Firm Commitment until such time that Talecris is capable of resuming the Processing of Finished Products under this Agreement.

(g)	Fulfillment of Orders for Commercial Product. Talecris shall diligently fulfill Emergent’s Orders in accordance with their terms and the terms of this Agreement, provided that Talecris shall not be obligated to fulfill any Orders during any Contract Year to the extent that the quantity of Commercial Product covered by such Orders exceeds in the aggregate [**] percent ([**]%) of the Annual Forecast Amount for such Contract Year. Talecris shall promptly Notify Emergent if it becomes aware or believes that it will not be able to fulfill a particular Order that was included in a Firm Commitment on time, in full or at all, which Notice shall include an explanation in reasonable detail of the reason for Talecris’ failure to comply with a particular Order and its proposed course of action for remedying such failure.
4.03	Bona Fide Forecasts. Emergent shall make its Rolling Forecasts under Section 4.02(c) acting reasonably, in good faith, based on its reasonable expectations for Sales of the Finished Product (having due regard to any sales over the previous twelve (12) months). Emergent shall use Commercially Reasonable Efforts to give accurate Rolling Forecasts.

4.04	Alternative Supplier. Emergent shall be required to obtain all of its Finished Product requirements from Talecris, provided, however, that:
(a)	Supply Failure. In the event of a Supply Failure, Emergent shall have the right to purchase from one or more alternative suppliers its Finished Product requirements, to the extent necessary to replace Finished Product not provided by Talecris due to the Supply Failure, until Talecris reasonably demonstrates that Talecris is able to resume Processing of Finished Product, provided that Emergent shall [**] Finished Product [**] of the Supply Failure. In any case, Emergent shall [**] to the Supply Failure. Emergent shall purchase all other Finished Product requirements from Talecris as soon as Emergent has fulfilled all obligations or commitments, if any, undertaken by Emergent in connection with Emergent’s arrangement(s) with the alternative supplier(s).

(b)	Redundant Supply. Emergent shall have the right to purchase from one or more alternative suppliers such portion of its Finished Product requirements as Emergent may reasonably establish, if, and for so long as, any Regulatory Authority, governmental agency or Applicable Law (relevant to the Major Markets) requires Emergent to obtain and/or maintain a redundant supply of Finished Product from one or more alternative suppliers. In such event, to the extent not otherwise prohibited by any Regulatory Authority, governmental agency or Applicable Law (in the Major Markets), Emergent shall give priority to selling Finished Product provided by Talecris and Emergent shall not sell products supplied by a Third Party until the inventory of Finished Product Processed by Talecris has been exhausted. Emergent shall notify the appropriate Regulatory Authority or governmental agency in the United States that Talecris shall act as Emergent’s sole commercial supplier with respect to Finished Product pursuant to the terms of this Agreement. Emergent shall promptly Notify Talecris in the event that any Regulatory Authority, governmental agency or Applicable Law (relevant to the Major Markets) requires Emergent to obtain and/or maintain a redundant supply of Finished Product from one or more alternative suppliers. Emergent shall not advocate to any Regulatory Authority that a redundant supply from alternate suppliers should be required with respect to the Finished Product.
ARTICLE 5 — PROCESS CHANGES; QUALITY ASSURANCE; PRODUCT
SPECIFICATIONS; PROCESSING
5.01	Process Changes.
(a)	Prior Approval of Emergent Required. Talecris shall have the right to make any change to the manufacturing process for Gamunex or other Facility Goods, or to the Facilities, as such change applies to Gamunex or other Facility Goods, provided, however, that Talecris shall not make any change to the Process or any Facility (other than routine maintenance, reconditioning and/or replacement of the equipment) that would reasonably be expected to have a material negative impact on the AIG or the Finished Product or require submissions to or approvals from any Regulatory Authority specific to the Finished Product, except by prior written approval of Emergent for such change, which approval shall not be unreasonably conditioned, withheld or delayed, and, in any event, which costs shall be borne by Talecris.

(b)	Process Changes Based on cGMP. Talecris shall make such changes to the Process or any Facility as may be required pursuant to cGMP, provided that (i) changes to the Process or any Facility which affect the Finished Product, but do not affect Gamunex or another Facility Good, shall be at Emergent’s cost, and (ii) the cost of any changes to the Process or any Facility which affect both the Finished Product and Gamunex or another Facility Good shall be shared between the Parties, taking into consideration various factors, including without limitation, improvements in Yields for Finished Product, historical volumes, and other measures mutually agreed upon by the Parties. If the Parties are not able to reach consensus on the allocation of such costs, such allocation shall be determined in accordance with the dispute resolution mechanism set forth in Article 14.
(c)	Changes Made at the Request of Emergent. From time to time, Emergent may request that Talecris make certain changes (other than those required pursuant to Section 5.01(b) above) to the Process; provided, however, that (i) Emergent shall seek to minimize such changes, (ii) Talecris shall not be required to make any changes which may have a negative impact on any Facility Good, on Talecris’ ability to manufacture such Facility Good at the Facilities, or on Talecris’ business, including without limitation the production of Gamunex, or which require submissions to or approvals from any Regulatory Authority specific to Gamunex or any other Facility Goods, (iii) Emergent and Talecris shall enter into good faith negotiations with each other regarding the assessment of the implications and costs arising from a change to the Process, and (iv) after the Parties have agreed upon the implications and costs related to a change to the Process, Talecris may, at its sole discretion, implement such change. Costs incurred by Talecris in connection with such changes shall be fully reimbursed by Emergent.
5.02	Quality Assurance.
(a)	Testing by Talecris. Talecris shall perform quality testing using assays proposed by Emergent and acceptable to Talecris (which acceptance shall not be unreasonably withheld, conditioned or delayed), in order to assure that the Finished Product complies with the Product Specifications and cGMP, and shall retain samples of the Finished Product produced and records of the tests made on each such batch of Finished Product. In addition, no Finished Product shall be delivered until such Finished Product has been released in accordance with the tests, inspections and controls required under the Product Specifications and cGMP, and such other tests as the Parties may mutually agree upon; provided, however, that the foregoing shall not relieve Talecris of its obligations under Section 4.02(g). Talecris shall maintain records with respect to the quality testing and shall make such records available to Emergent during normal business hours, upon prior written request. Without limiting Talecris’ obligations under Sections 4.01 and 4.02, Talecris shall run, complete and record such number of qualification batches of the Finished Product as are required by Regulatory Authorities in the Major Markets pursuant to the BLA submission and ordered by Emergent pursuant to Sections 4.01(a)-(b), at Emergent’s expense.

(b)	Notice of Non-Conforming Products. Talecris shall promptly Notify Emergent of any Non-Conforming Product of which it becomes aware, specifying the Finished Product’s release testing and Batch Production Record for the completed Lot.

(c)	Testing by Emergent. At Emergent’s election, the Finished Product may be subjected to testing by Emergent at Emergent’s facilities in order to verify conformance of the Finished Product with the Product Specifications, Emergent Specifications and Applicable Law in the Major Markets. Such testing procedures shall be reviewed by Talecris in advance of their implementation. Emergent shall maintain records with respect to the scope and nature of any such testing and shall disclose such records to Talecris in a timely fashion.
(d)	Notice of Delivery of Non-Conforming Products. Emergent shall Notify Talecris of any Non-Conforming Product within (i) [**] days of Emergent’s receipt of such Non-Conforming Product if a defect is discovered by Emergent through the use of reasonable testing methods and procedures or (ii) in the event of a defect (hidden or otherwise) which was not discovered through the use of such testing methods and procedures, the earlier of (A) [**] Business Days following Emergent’s confirmation of the Non-Conforming status of the Finished Product, and (B) [**] months after delivery of the Non-Conforming Product. Talecris shall have the right to examine and test any Finished Product in Emergent’s possession that Emergent claims is Non-Conforming, provided that such re-testing is conducted in accordance with applicable regulatory guidelines and other Applicable Law in the Major Markets. The Parties shall cooperate to determine the point at which the Finished Product became Non-Conforming. In the event that the Parties cannot agree as to whether any Finished Product is Non-Conforming, the Parties shall engage a mutually selected independent laboratory to make such determination in accordance with applicable regulatory guidelines and other Applicable Law in the Major Markets. If the dispute between the Parties relates to Talecris’s ability to manufacture and deliver Finished Product that is not Non-Conforming, which is not attributable to any negligence or willful misconduct of Emergent, the Parties shall resolve their dispute in accordance with the procedures in Article 14. This Section shall not relieve Talecris of its obligations to deliver Finished Products in accordance with Sections 4.02(g) and 6.01.

(e)	Responsibilities of the Quality Units. A summary of the responsibilities of the quality units of each Party related to the Process shall be set forth on Exhibit E, which responsibilities shall be further described in Exhibit F. Such responsibilities shall include, without limitation, (i) the specific content of the Certificate of Analysis, (ii) the specific content of the Certificate of Conformance, (iii) the nature of the Batch Production Record and/or Master Batch Record review process, including notification of deviations associated with the Process, and (iv) a table of key contacts associated with the manufacturing, regulatory, quality control and quality assurance functions; (v) establishing the process by which it can be determined whether a particular Lot of Finished Product is Non-Conforming.

(f)	Quality Assurance Audits by Emergent. During the Term, Emergent shall have the right, at Emergent’s sole cost and expense, during normal business hours and upon reasonable Notice, to (i) have an Emergent employee present at the Facility(ies) during Processing and (ii) inspect the Facility(ies) in order to ensure that the Processing complies with the Product Specifications and cGMP. Such inspections shall not interfere with Talecris’s operations and shall not exceed one (1) occurrence in any year; provided, however, that if any such inspection reveals any noncompliance with the Product Specifications or cGMP, Emergent shall have the right to conduct a reasonable number of follow-on inspections as necessary in order to confirm that compliance with such Product Specifications and cGMP has been re-established.
(g)	Recalls and Voluntary Withdrawals. If either Party becomes aware of information about [**] indicating that they may be Non-Conforming or that there is potential adulteration, misbranding and/or any potential issues regarding safety or effectiveness, it shall promptly serve Notice to that effect on the other Party. The Party initiating an investigation and assessment of such circumstances shall promptly Notify the other Party of its findings and any proposed course of action. The Parties shall meet to discuss such circumstances and to consider appropriate courses of action; provided, however, that if Emergent determines that a recall or withdrawal of the [**] is necessary or advisable, Emergent shall have final decision-making authority concerning the course of action to be taken with respect to the affected [**]. Emergent shall bear all costs associated with such a recall or withdrawal of the [**], unless such recall or withdrawal is caused by Talecris’ gross negligence or willful misconduct.
5.03	Labeling and Packaging. Talecris shall be responsible for labeling and packaging the Finished Product for shipment to Emergent or to its designee(s), in accordance with Emergent’s directions, provided that Emergent shall be responsible for developing the design and content for the final label and package inserts. Upon Emergent’s request, Talecris shall assist Emergent in developing the design and content for such final label and package inserts at Emergent’s cost and Talecris’ standard consulting rates set forth in Exhibit D, and shall provide regulatory support pursuant to Section 8.09.

5.04	Emergent Specifications; Fill/Finish Specifications. Emergent shall have the right, from time to time, at its cost, to amend the (a) Emergent Specifications, but only to the extent such revisions do not affect the Product Specifications, and (b) the Fill/Finish Specifications, but only to the extent that such revisions are agreed to in writing by Talecris, provided, that Emergent shall use Commercially Reasonable Efforts to minimize the frequency of such changes and shall provide Talecris with reasonable advance Notice of any changes to such portions of the Fill/Finish Specifications. Without limiting the foregoing, any modifications to the Fill/Finish Specifications required by any Regulatory Authority with jurisdiction to require such modifications shall be made in accordance therewith. Emergent shall reimburse Talecris for any additional charges incurred by Talecris as a result of changes made by Emergent to the Emergent Specifications or the Fill/Finish Specifications.
ARTICLE 6 — DELIVERY
6.01	Delivery. Subject to the provisions of Sections 3.01 and 3.02, Talecris shall use Commercially Reasonable Efforts to deliver Finished Product in accordance with the delivery dates specified in the Orders. All shipments shall be made by Talecris (FCA) in accordance with INCOTERMS 2000 at a Talecris Facility (NY or NC as Talecris may

designate during the Commercial Term from time to time). The delivery of any Finished Product to Emergent hereunder shall be deemed to occur when such Finished Product is delivered into the custody of Emergent’s carrier at such designated location. Talecris shall bear all expense and risk of shipping the AIG, Finished Product, AIG Source Plasma and/or other materials between its Facilities.
6.02	Certificates of Analysis. Each Finished Product batch delivered to Emergent shall be accompanied by an appropriate Certificate of Analysis and Certificate of Conformance. Talecris shall, for customs purposes, upon delivery of Finished Product, provide Emergent with a valid declaration of origin, in a form reasonably acceptable to Emergent, in respect of all Finished Products supplied to Emergent under this Agreement, together with such other supporting documents relating to the origin of such Finished Product as Emergent may reasonably require.
ARTICLE 7 — FEES; ROYALTY; PAYMENT TERMS
7.01	Deposit. Within thirty (30) days following the Effective Date, Emergent shall pay Talecris a deposit of [**] Dollars (US$[**]), which shall be fully creditable against the cost of Lot(s) of Finished Product manufactured by Talecris hereunder and any other amounts payable by Emergent to Talecris hereunder, including without limitation, the amount payable by Emergent under Section 7.02 for Start-Up Preparations (as defined below).

7.02	Fees Associated With Certain Pre-Commercial Activities.
(a)	Start-Up Preparations. Within thirty (30) days following the Effective Date, Emergent shall pay Talecris a one-time fee of [**] Dollars (US$[**]) for Talecris’ performance of reasonable start-up preparations related to the Processing of Finished Product hereunder, including without limitation preparation of SOP’s, Master Batch Production Records, assay transfers, equipment validation, and product-specific cleaning validation (“Start-Up Preparations”). Talecris shall provide Emergent with documentation of such Start-Up Preparations in form and substance reasonably satisfactory to Emergent within thirty (30) days following the Effective Date (or such other time as may be mutually agreed by the Parties) and upon completion thereof. If, within one-hundred eighty (180) days of the Effective Date, Talecris has failed to complete the preparation of SOP’s, Batch Production Records and assay transfers and/or to use Commercially Reasonable Efforts to conduct equipment validation and product-specific cleaning validation, and such failure can not be attributed in any way to the acts or omissions of Emergent, and Talecris has not provided to Emergent a reasonable plan of action for completing such Start-Up Preparations in a reasonable time period, Emergent shall have the right to terminate this Agreement pursuant to Section 10.02(i).

(b)	Stability Testing. Emergent shall pay Talecris a one-time fee of [**] Dollars (US$[**]) following Talecris’ performance of the stability testing and related activities set forth in Section 9.07 hereof.

(c)	Container Closure Study. [**], Talecris shall conduct a container closure study, as further described on Exhibit K attached hereto.

(d)	Process Validation Study. Emergent shall pay Talecris a one-time fee not to exceed [**] Dollars (US$[**]) for Talecris’ conduct of the process validation study, as further described on Exhibit K attached hereto.
7.03	Processing Fee.
(a)	Processing Fee. Subject to any price adjustments set forth in this Article 7 and the method of payment set forth in Section 7.07, the Parties agree that the price of the Finished Product to be charged to Emergent (the “Processing Fee”) shall be at a rate equal to [**] Dollars ($[**]) per liter. Such Processing Fee shall include final fill and finish, but shall not include the cost of labels or packaging.

(b)	Annual Price Adjustments. During the Commercial Term, upon commencement of each Contract Year following the first Contract Year, the Processing Fee and any relevant hourly billable rates of Talecris personnel shall be adjusted prospectively by a percentage equal to the percentage increase in the US CPI reported from the commencement of the prior Contract Year, beginning with the calendar quarter following the publication of the US CPI. For clarity, such adjustment shall take place only once per Contract Year on a calendar-year basis.
7.04	Royalty.
(a)	Commercialization License. Talecris hereby grants to Emergent, under the Talecris Patent Rights, the rights, which shall be exclusive within the Field, to commercialize Finished Product, including to use, have used, offer for sale, sell, have sold, import, and have imported the Finished Product in the Territory .

(b)	Royalty Rate. In addition to the Processing Fee set forth in Section 7.03(a), Emergent shall pay Talecris a royalty equal to [**] percent ([**]%) of Net Sales on a country-by-country basis for Commercial Product manufactured by Talecris hereunder.

(c)	Royalty Term. The royalty payable under Section 7.04(b) shall be paid on a country-by-country basis on Finished Product Processed by Talecris hereunder (the “Royalty Term”).

(d)	Obligation to Pay. The obligation to pay royalties hereunder is imposed only once with respect to the same unit of Finished Product.

(e)	Royalty Report. Emergent shall deliver to Talecris, within sixty (60) days after the end of each calendar quarter during the Royalty Term reasonably detailed written accountings of Net Sales of Finished Product that are subject to royalty payments due to Talecris for such calendar quarter. When Emergent delivers such accountings to Talecris, Emergent shall also deliver any royalty payments due under this Section 7.04 to Talecris for the calendar quarter.

7.05	Minimum Commitment Fee.
(a)	Minimum Commitment Fee. If, during the Commercial Term or any Extension Period, Emergent fails to submit Orders (other than as a result of any Supply Failure) for the greater of (i) the total quantity of the [**] or (ii) the total quantity of [**], Emergent shall be responsible for an amount which is equal to the difference between the [**] and [**], as applicable (“Minimum Commitment Fee”). Emergent shall make a payment in cash of the Minimum Commitment Fee within [**] days of the end of the Contract Year or month, as applicable, during which the failure occurs.

(b)	Exclusive Remedy. Emergent’s payment of fees or submission of Orders, as applicable, as set forth under this Section 7.05, shall be Talecris’ exclusive remedy and Emergent’s sole liability, solely with respect to any failure to submit Orders as set forth herein.
7.06	Method of Invoicing for Orders. All Orders under this Agreement shall be invoiced at the time of Finished Product release by Talecris.

7.07	Remittance of Payments. Payments due by Emergent under this Article 7 shall be payable by Emergent no later than thirty (30) days after the invoice date; provided, however, that the Finished Product associated with such payment was actually delivered in compliance with Section 6.01. Emergent shall make payment by wire transfer of Dollars to a bank account designated by Talecris or by such other payment method as the Parties may agree upon from time to time.

7.08	Foreign Currency. Payments made under this Agreement shall be payable in United States Dollars. With respect to foreign exchange rate conversion, Net Sales calculated under this Agreement shall be computed for each quarter with Foreign Currency Sales converted into United States Dollars using the average exchange rate for such period, which average exchange rate shall be the actual rate as utilized by Emergent for its standard financial reporting, provided that such rate shall be consistent with other generally available, publicly reported exchange rates.

7.09	Talecris’ Right to Audit. Emergent shall maintain and keep (and shall cause its Affiliates and Sublicensees to maintain and keep) for three (3) years after payment is made or should have been made by Emergent under this Agreement complete and accurate books and records in sufficient detail to calculate all sums falling due or which should fall due for payment by Emergent under this Agreement. No more than once during each calendar year during the Term, Emergent shall permit Talecris’ independent auditors, to whom Emergent has no reasonable objection and with reasonable Notice at any time during Emergent’s normal business hours, to inspect, audit and copy relevant accounts and records of Emergent, its Affiliates and Sublicensees, for the sole purpose of verifying the accuracy of the calculation of payments to Talecris based on Net Sales and the reports which accompanied them. Talecris’ independent auditors shall not disclose to Talecris any information other than information relating solely to the accuracy of the accounting and payments made by Emergent. If such audit determines that payments are due to Talecris, Emergent shall pay to Talecris any such additional amounts within thirty (30) days of the date on which such auditor’s written report is delivered to Emergent, unless such audit report is disputed, in which case the dispute shall be resolved in accordance with Article 14. If the auditor determines that Emergent’s payments are in excess of those required under this Agreement, Talecris shall credit the amount of such overpayment towards any amounts payable by Emergent to Talecris under this Agreement within ninety (90) days following the date of the auditor’s determination of such overpayment, and shall promptly remit to Emergent any portion of such overpayment which has not been credited within such ninety (90) day period, unless such audit report is disputed, in which case the dispute shall be resolved in accordance with Article 14. Any such inspection of records shall be at Talecris’s expense unless such audit discloses a deficiency in the payments made by Emergent of more than five percent (5%), in which case Emergent shall bear the cost of such audit.
7.10	Deductions from Payments. Any income or other taxes which Emergent is required by Applicable Law to pay or withhold on behalf of Talecris with respect to payments and any other monies payable to Talecris under this Agreement shall be deducted from the amount of such payments and other monies due and paid to the relevant competent taxing authority. Emergent shall furnish Talecris with proof of such payments. Any such tax required to be paid or withheld shall be an expense of and borne solely by Talecris. Emergent shall promptly provide Talecris with a certificate or other documentary evidence and provide reasonable assistance to enable Talecris to support a claim for a refund or a foreign tax credit with respect to any such tax so withheld or deducted by Emergent. Emergent and Talecris will reasonably cooperate in completing and filing documents required under the provisions of any applicable tax treaty or under any other Applicable Law, in order to enable Emergent to make such payments to Talecris without any deduction or withholding, if possible.
ARTICLE 8 — IND/BLA; REGULATORY MATTERS
8.01	Preparation of INDs and BLAs.
(a)	Drafting. Emergent shall prepare and submit all necessary regulatory approvals for the AIG and/or Finished Product other than the Talecris BLA sections (as defined below), including without limitation INDs and the BLAs in the United States for the production of Initial AIG Source Plasma and for the Processing of Finished Product (including, without limitation, the filling and finishing of Finished Product, but excluding those activities set forth on Exhibit I attached hereto (“Talecris Gamunex Activities”), including any amendments or supplements thereto (“Emergent BLAs”). Emergent shall reasonably determine, upon consultation with Talecris and taking into account in good faith Talecris’ concerns and proposed timetable for submission of the Talecris BLA sections, the timing of the submission of the Emergent BLAs to the Regulatory Authorities. Talecris shall, at Talecris’ expense, diligently and timely prepare and submit in compliance with Applicable Law in the Major Markets the portions of the BLA that cover the Talecris Gamunex Activities, including any amendments or supplements thereto (“Talecris BLA sections”), in the United States and in any other country or group of countries where such separate submission by Talecris is required, in accordance with the submission date(s) established by Emergent, which shall take into account in good faith Talecris’s concerns and proposed timetable for submission of the Talecris BLA sections.
(b)	Assistance by Talecris. Talecris hereby agrees to provide (i) to Emergent all information and regulatory support which is reasonably necessary in the preparation of comprehensive and complete INDs for Finished Product and the Emergent BLAs, and any amendments and supplements thereto, including, without limitation, the Talecris BLA sections (including without limitation the Chemistry Manufacturing and Controls (CMC) section), and (ii) access to the Facilities and pertinent information to Emergent and to FDA inspectors conducting the pre-approval inspection. Talecris shall provide such regulatory support pursuant to the provisions of Section 8.09.

(c)	Changes. Subject to Section 5.01 and Section 8.06, each Party shall be responsible for timely notifying the applicable Regulatory Authority regarding proposed changes to the portion of the Process or Product Specifications or Emergent Specifications, as the case may be, covered by such Party’s relevant sections of the Emergent BLAs in accordance with Applicable Law in the Major Markets.
8.02	Ownership. The Parties agree that all INDs arising under this Agreement related to AIG and/or Finished Product will be owned solely by Emergent, that Emergent BLAs arising under this Agreement, except for the Talecris BLA sections, will be owned solely by Emergent and held in the name of Emergent, in compliance with Applicable Law in the Major Markets.

8.03	Right of Cross-Reference. Emergent shall have the right to cross-reference all Talecris regulatory documents related to the Finished Product and/or the Process which are on file with applicable Regulatory Authorities as necessary in order to obtain all applicable regulatory approvals for Finished Product. During the term of the Agreement (excluding any suspensions of performance thereunder), Talecris shall have the right to cross-reference all Emergent regulatory documents related to the Finished Product and/or the Process which are on file with applicable Regulatory Authorities, solely as necessary for Talecris to Process Finished Product for Emergent under this Agreement or to exercise the rights granted to Talecris with respect to By-Products pursuant to Section 3.04 above. Talecris shall provide Emergent with regulatory support as reasonably necessary for each Party to obtain and maintain all necessary regulatory approvals for Finished Product hereunder. Talecris shall provide such regulatory support pursuant to the provisions of Section 8.09.
8.04	Subsequent Filings or Applications. Talecris hereby agrees to provide to Emergent, regulatory support, data and other information which is reasonably necessary for the preparation of IND annual reports and/or any subsequent filings or applications Emergent may submit to the FDA pursuant to the provisions of Section 8.09.

8.05	Record and Files. Talecris shall maintain those documents required by applicable cGMP regulations. Emergent shall have the right to audit such Talecris documents and records related to the Processing of Finished Product upon reasonable advance Notice to Talecris and at reasonable intervals during the Term (but not more frequently than once every twelve (12) month period) to verify Talecris’ compliance with such requirements.

8.06	Communications with Regulatory Authorities. Talecris shall not, without the consent of Emergent or unless so required by Applicable Law in the Major Markets, correspond or communicate with any Regulatory Authority specifically regarding the Finished Product. Furthermore, Talecris shall, as soon as practicable after any contact with or receipt of any communication from any Regulatory Authority relating to the Finished Product, forward a copy or description of the same to Emergent and respond to all inquiries by Emergent relating thereto. If Talecris is advised by its counsel that it must communicate with any Regulatory Authority specifically regarding the Finished Product, then Talecris shall so advise Emergent as soon as practicable and, unless prohibited by Applicable Law in the Major Markets, provide Emergent in advance with a copy of any proposed written communication with any Regulatory Authority and comply with any and all reasonable direction of Emergent concerning any meeting or written or oral communication with any Regulatory Authority. To the extent permitted by the Regulatory Authority, Emergent shall have the right to participate in any planned oral communications or meetings between Talecris and any Regulatory Authority relating to Finished Product, including without limitation periodic reporting sessions. For purposes of clarification, the obligations imposed on Talecris pursuant to this Section 8.06 shall not apply with respect to communications with Regulatory Authorities that are focused primarily on Gamunex and not on the Finished Product.

8.07	Governmental Inspections. Talecris shall immediately Notify Emergent in the event that any Regulatory Authority carries out or gives notice of its intention to carry out any inspection or investigation in connection with the Finished Product. To the extent permitted by the Regulatory Authority, Emergent shall have the right to be present at and observe any such inspection.

8.08	Post-Approval Obligations. Unless otherwise set forth in this Agreement, Emergent shall be responsible, at its own cost, for post-approval regulatory obligations associated with the Finished Product, including without limitation post-marketing clinical trials, additional product stability studies, drug safety monitoring, complaint handling, recalls, error and accident reporting, and adverse experience reporting, as each may be further described in Article 9. Emergent may procure regulatory support services from Talecris pursuant to the provisions of Section 8.09.

8.09	Regulatory Support; Investigations; Reports; Data. Talecris shall provide regulatory support, investigative support and reports or data to Emergent in support of filings to the Regulatory Authorities of the Major Markets only up to a maximum of [**] hours at no cost to Emergent, and, subject to Talecris’ agreement, at Talecris’ standard consulting rates set forth on Exhibit D for Talecris’ personnel time in excess of the cap set forth herein. For other markets, Talecris shall use Commercially Reasonable Efforts to support Emergent at the consulting rates set forth on Exhibit D. Talecris shall use diligent efforts to provide the regulatory, advisory and related services under this Agreement in a professional manner; provided, however, that in no event does Talecris guarantee the outcome of such services.
ARTICLE 9 — REPORTING OF EVENTS
9.01	Exchange of Drug Safety Information. Each Party shall, and shall require that its Affiliates, (a) adhere to all Applicable Laws in the Major Markets which relate to the reporting and investigation of Adverse Events and biological product deviations as defined in 21 C.F.R. Part 600.14, and (b) keep the other Party informed of such experiences related to the Finished Product.

9.02	Adverse Events and Biological Product Deviations.
(a)	Regulatory Reporting. Emergent shall have sole and exclusive responsibility for worldwide regulatory reporting of all Adverse Events and biological product deviations with respect to the Finished Product. In order that Emergent may be fully informed, Talecris shall, and shall require that its Affiliates and Sublicensees, provide Notice to Emergent of all Adverse Events and biological product deviations with respect to the Finished Product anywhere in the world in accordance with the timelines specified herein. Notwithstanding the foregoing, all Adverse Events and biological product deviations with respect to the Finished Product shall be reported by Talecris to Emergent promptly enough to allow Emergent sufficient time to evaluate, process and comply with worldwide regulatory reporting. Talecris shall have sole and exclusive responsibility for worldwide regulatory reporting of all Adverse Events and biological product deviations with respect to Gamunex, activities required to meet the Gamunex Specifications, or By-Products. In order that Talecris may be fully informed, Emergent shall, and shall require that its Affiliates, provide Notice to Talecris of all Adverse Events and biological product deviations with respect to the Finished Product anywhere in the world that may affect Gamunex, activities required to meet the Gamunex Specifications or By-Products, in accordance with the timelines specified herein. Notwithstanding the foregoing, to the extent practicable, all such Adverse Events and biological product deviations with respect to the Finished Product shall be reported by Emergent to Talecris promptly enough to allow Talecris sufficient time to evaluate, process and comply with worldwide regulatory reporting.

(b)	Complaints. [**] all complaints, as defined in 21 C.F.R. Part 211.198 or any analogous regulations or requirements in jurisdictions outside the United States, regarding the Finished Product. [**] shall Notify [**] within [**] hours of becoming aware of a complaint, including [**]. Talecris shall timely cooperate in [**], including providing information applicable to each, and shall timely initiate and complete corrective and preventive actions related to such investigations and identified product and quality system nonconformities that are the responsibility of Talecris under this Agreement. Talecris shall make [**] accessible to Emergent for purposes of FDA inspection in accordance with FDA regulations or pursuant to applicable regulations and requirements in jurisdictions outside the United States. [**] shall Notify [**] within [**] hours of becoming aware of a complaint pertaining to the [**] which may affect Gamunex or the Process, and shall timely share information pertaining to the investigation of such complaint with Talecris.
(c)	Reports. Talecris shall provide to Emergent, within [**] hours of becoming aware thereof, information from any source that suggests an Adverse Event related to the [**] occurred. Emergent shall provide to Talecris, within [**] hours of becoming aware thereof, information from any source that suggests an Adverse Event related to the [**] occurred. This information shall include any adverse drug experience or reaction reports or any other reports or information, from whatever source derived, indicating that the [**] has any toxicity, sensitivity reactions, or is otherwise alleged to cause illness or injury of any kind due to a possible product quality problem, or is adulterated or misbranded.

(d)	Investigations and Inquiries. With respect to information received regarding [**] complaints, Adverse Events and biological product deviations, Talecris shall thereafter reasonably cooperate with Emergent and the Regulatory Authority regarding an investigation or inquiry directed at the [**] that may be initiated by a Regulatory Authority or otherwise required in response to a [**] with respect thereto (which investigation or inquiry [**] shall have the right to direct and control) and shall further provide Emergent with all data or other information related solely to the [**] and excluding data or other information related to Gamunex that Emergent may reasonably require in connection with any reports or correspondence that Emergent provides to the Regulatory Authority, the [**] relative to any such adverse drug reaction [**] complaint.
9.03	Exchange of Drug Safety Requests. The Parties shall immediately provide each other with copies of all drug safety requests from all governmental agencies and Regulatory Authorities directed solely toward the Finished Product. Proposed answers materially affecting the Finished Product will be exchanged between the Parties before submission and the Parties shall cooperate with respect to such answers; provided, however, that

Emergent shall have ultimate decision-making authority with respect to answers relating solely to the Finished Product, unless Applicable Law in the Major Markets requires otherwise. The Parties shall exchange decisions from applicable health authorities immediately.
9.04	Regulatory Actions. Each Party shall advise the other Party of any regulatory action of which it is aware, which would affect the Finished Product in any country in the Major Markets.

9.05	Events Affecting Integrity or Reputation. During the Term, the Parties shall Notify each other immediately of any circumstances of which they are aware which arise whereby the integrity and reputation of the Finished Product or of the Parties are threatened by the unlawful activity of any Third Party in relation to the Finished Product.

9.06	Retention of Product Samples. Talecris shall, or shall cause one of its Affiliates to, retain all records and samples with respect to the Finished Product supplied by Talecris in accordance with Applicable Law in the Major Markets.

9.07	Stability. Talecris will perform stability testing, data interpretation, reporting and updating of stability information to regulatory documents for the Finished Product. Talecris shall perform such stability testing and related activities in accordance with the stability protocols, Talecris procedures, timing and other terms as set forth on Exhibit H, from the date of commencement of Processing of Finished Product from each Lot.

9.08	Annual Product Reviews. On a calendar-year basis, Talecris will prepare summary data for Finished Product Processed within the prior calendar year. Such data will be prepared and sent to Emergent within one calendar month (unless otherwise agreed by Talecris and Emergent) of the end of the applicable calendar year during which the Finished Product was Processed hereunder. This data will include [**]. Such data shall be prepared pursuant to the provisions of Section 8.09.

9.09	Quality Assurance Investigations. Upon Notice to Talecris that Emergent has received an Adverse Event, product complaint or inquiry regarding Finished Product supplied by Talecris to Emergent hereunder, Talecris shall (or shall cause one of its Affiliates to) within a reasonable period, conduct a quality assurance investigation to determine if any process or testing deviations or events may have contributed to such Adverse Event, complaint or inquiry. Quality assurance investigations may include a review of Batch Production Records and the evaluation of returned or retained samples of Finished Product. Talecris shall, or shall cause one of its Affiliates to, supply Emergent with the outcome of the investigation within thirty (30) days of Emergent’s notice. In cases where a more comprehensive investigation might be required, the Parties will jointly develop an investigational plan. Talecris shall conduct such quality assurance investigations pursuant to the provisions of Section 8.09.

ARTICLE 10 — TERM AND TERMINATION
10.01	Pre-Commercial Term; Commercial Term; Term.
(a)	Pre-Commercial Term. “Pre-Commercial Term” shall mean the period commencing on the Effective Date and ending on the earlier of (i) January 1, 2009, or January 1, 2010 if Emergent gives Notice to Talecris by at least December 31, 2008 that it desires to extend the Pre-Commercial Term until January 1, 2010 and (A) the aggregate amount paid by Emergent to Talecris under this Agreement prior to December 31, 2008 plus the aggregate amount committed to be paid by Emergent during the first six (6) months of 2009 for (1) Pre-Commercial Product based on the forecasts and orders for such period and (2) other services to be provided hereunder during such period, equals or exceeds [**] Dollars (US$[**]), or (B) Emergent pays Talecris on or before December 31, 2008 a non-refundable deposit of [**] Dollars (US$[**]) less all amounts already paid or committed to be paid as described in the immediately preceding clause (i) (the “Extension Deposit”); and (ii) such date that is twelve (12) months following the date on which Emergent provides Notice to Talecris of its desire to commence the Commercial Term. The Extension Deposit, if any, shall be fully creditable against any amounts payable thereafter by Emergent to Talecris hereunder.

(b)	Commercial Term. “Commercial Term” shall mean a five (5) year period commencing on the earlier of (i) either January 1, 2009 or, if the Pre-Commercial Term was extended pursuant to the terms of Section 10.01(a) above, January 1, 2010, or (ii) such earlier date that is twelve (12) months following the date on which Emergent provides Notice to Talecris of its desire to commence the Commercial Term.

(c)	Term. Unless earlier terminated as set forth below, this Agreement shall be in effect from the Effective Date until the end of the Commercial Term (the “Initial Term”), which Commercial Term may be extended by Emergent for an additional five (5) year period (“Extension Period”) upon Notice to Talecris at least twelve (12) months prior the expiration of such Initial Term; provided, however, that Emergent shall have no right to extend the Commercial Term if Talecris has provided to Emergent a Notice of termination pursuant to Section 10.02(b) (Elective Termination by Talecris). The “Term” shall consist of the Initial Term and any Extension Period.
10.02	Termination. This Agreement may be terminated in accordance with the following sections.
(a)	Elective Termination by Emergent. Emergent may terminate this Agreement by giving at least two (2) years’ advance Notice (“Emergent Elective Termination Notice”) to Talecris, which Emergent Elective Termination Notice may not be given prior to the completion of the third (3rd) Contract Year during the Commercial Term but may be given at any time thereafter (including without limitation during any Extension Period). Upon the second (2nd) anniversary of the Emergent Elective Termination Notice, this Agreement shall terminate.
(b)	Elective Termination by Talecris. Talecris may terminate this Agreement by giving at least two (2) years’ advance Notice (“Talecris Elective Termination Notice”) to Emergent, which Talecris Elective Termination Notice may not be given prior to the completion of the third (3rd) Contract Year during the Commercial Term but may be given at any time thereafter (including without limitation during any Extension Period). If, despite good faith efforts, Emergent is unable to obtain regulatory approval for the manufacture and sale of any alternative Finished Product during the two (2) year notice period commencing upon the date of the Talecris Elective Termination Notice (“Termination Notice Period”), Emergent may Notify Talecris that Emergent desires for Talecris to continue to Process Finished Product for Emergent. Upon receipt of such Notice, Talecris shall continue to Process Finished Product for Emergent at a price per liter equal to [**] percent ([**]%) of the then-current Processing Fee until such time as Emergent obtains regulatory approval for such alternative Finished Product, provided that (a) Emergent shall continue to use good faith efforts to obtain such regulatory approval during such period of extension of the Termination Notice Period (“Termination Extension Period”), and (b) the Termination Extension Period shall be no longer than an additional twelve (12) months following the end of the Termination Notice Period. This Agreement shall terminate upon the later of the end of the Termination Notice Period or any Termination Extension Period.

(c)	Mutual Agreement. This Agreement may be terminated by mutual written agreement of the Parties.

(d)	Force Majeure. In the event a Party (“Affected Party”) continues to experience a Force Majeure condition for a period of at least twelve (12) consecutive months after Notice of the Force Majeure was given pursuant to Section 15.11, the other Party shall be entitled to terminate this Agreement by giving a Notice of termination to the Affected Party at any time while such Force Majeure persists thereafter.

(e)	Supply Failure. Upon the occurrence of a Supply Failure that has not been corrected within [**] from the triggering of the Supply Failure, Emergent shall have the right to terminate this Agreement by giving a Notice of termination to Talecris, such termination to take effect upon delivery of the Notice of termination.

(f)	Material Breach by Emergent. In the event Emergent commits a material breach of this Agreement, Talecris shall be entitled to terminate this Agreement if such breach is not cured within sixty (60) days of Notice from Talecris, in which case the termination shall be effective sixty (60) days after receipt of the Notice; provided, however, that if such breach is incapable of cure within such sixty (60)

day period, the termination shall be effective upon delivery of the Notice of material breach.

(g)	Material Breach by Talecris. In the event Talecris commits a material breach of this Agreement, Emergent shall be entitled to terminate this Agreement if such breach is not cured within sixty (60) days of Notice from Emergent, in which case the termination shall be effective sixty (60) days after receipt of the Notice; provided, however, that if such breach is incapable of cure within such sixty (60) day period, the termination shall be effective upon delivery of the Notice of material breach.

(h)	Insolvency. Either Party shall be entitled to terminate this Agreement, by giving Notice to the other Party (“Insolvent Party”), in the event of an Insolvency Event occurring in relation to the Insolvent Party, such termination to take effect upon delivery of the Notice of termination to the Insolvent Party.

(i)	Pre-Commercial Failure. During the Pre-Commercial Term, Emergent shall have the right to terminate this Agreement by Notice to Talecris if Talecris has failed to meet its obligations (i) to perform Start-Up Preparations as set forth in Section 7.02 above; or, (ii) pursuant to Pre-Commercial Target Yield provisions as set forth in Section 4.01(c). Such Notice of termination shall take effect upon delivery of such Notice to Talecris.

(j)	Termination of AIG Program. Emergent shall have the right to terminate this Agreement by Notice to Talecris if (i) Emergent’s production of AIG Source Plasma or development of AIG or Finished Product is discontinued or terminated for any reason other than for safety concerns, or (ii) Emergent determines in good faith not to file an IND for Finished Product, or the FDA rejects an IND or BLA for Finished Product. Such Notice of termination shall take effect upon delivery of such Notice to Talecris.

(k)	Safety Concerns. Emergent shall have the right to terminate this Agreement by Notice to Talecris if Emergent determines in good faith that the development or commercialization of AIG or Finished Product should be discontinued for safety reasons and the safety problem cannot be resolved by modification of the Product Specifications. Such Notice of termination shall be accompanied by a written statement explaining in reasonable detail such safety concerns, and the basis thereof, and shall take effect upon delivery of such Notice to Talecris.
10.03	[Section Intentionally Left Blank]

10.04	Talecris’ Rights Upon Termination of AIG Program.
(a)	Termination During Pre-Commercial Term. In the event Emergent terminates this Agreement pursuant to Section 10.02(j) (Termination of AIG Program) or Section 10.02(k) (Safety Concerns) during the Pre-Commercial Term, within thirty (30) days following such termination, Emergent shall pay Talecris the aggregate Processing Fees which would have been payable to Talecris for the total amount of Finished Product covered by all Orders that are submitted to Talecris prior to such termination had such termination not occurred.
(b)	Termination During Commercial Term. In the event Emergent terminates this Agreement pursuant to Section 10.02(j) (Termination of AIG Program) or Section 10.02(k) (Safety Concerns) during the Commercial Term, within thirty (30) days following such termination, Emergent shall pay Talecris twice (X2) the aggregate Processing Fees for the Commercial Volume Commitment in effect for the current Contract Year.
10.05	Effect of Termination. Except as specifically set forth in this Agreement, all rights and obligations of the Parties shall terminate upon the expiration or termination of this Agreement, provided that such expiration or termination is without prejudice to any accrued rights of the Parties and shall not be construed to release either Party of any obligation matured prior to the effective date of such termination or expiration.

10.06	Survival. Sections 2.04, 3.03, 3.04, 7.09 (and the remainder of Article 7 to the extent any amounts are owed but unpaid), 8.02 and 10.04-10.06, and Articles 1, 11, 12, 13, 14, and 15 shall survive the expiration or termination of this Agreement in accordance with their terms.
ARTICLE 11 — REPRESENTATIONS AND WARRANTIES
11.01	Warranty by Talecris. Talecris hereby represents and warrants to Emergent the following:
(a)	Compliance with Product Specifications. The Finished Product shall have been Processed in accordance with the Product Specifications and cGMP, shall comply with the Product Specifications and cGMP, and shall not be adulterated or misbranded within the meaning of any applicable food and/or drug law or regulation in the Major Markets, all at time of delivery.

(b)	Rights. Talecris has all rights necessary to undertake the activities contemplated under this Agreement.

(c)	Ownership of Talecris Patent Rights. Talecris holds good title to and is the legal and beneficial owner of the Talecris Patent Rights, free and clear of all liens, security interests and other recorded encumbrances of any kind.

(d)	Validity and Enforceability; Non-Infringement. To Talecris’ knowledge, (i) the Talecris Patent Rights are valid and enforceable, (ii) the Processing of Gamunex to the extent that such Processing is applicable to the Finished Product would not infringe the patent rights or misappropriate the trade secrets of any Third Party, and (iii) no Third Party is infringing any Talecris Patent Rights.

(e)	Investigations. There are no inquiries, actions, investigations or other proceedings pending before or, to the best of Talecris’ knowledge, threatened by any Regulatory Authority or other governmental agency with respect to any

Facility or with respect to Gamunex, and Talecris has not received written notice threatening any such inquiry, action or other proceeding.
11.02	Warranty by Emergent. Emergent hereby represents and warrants to Talecris the following:
(a)	AIG Source Plasma. As of the time of delivery of AIG Source Plasma to Talecris hereunder, such AIG Source Plasma shall comply with the AIG Source Plasma Specifications and Applicable Laws (“Conforming AIG Source Plasma”) and shall not be adulterated or misbranded within the meaning of any applicable food and/or drug law or regulation. If any Non-Conforming AIG Source Plasma is delivered to Talecris hereunder, Emergent shall replace or have replaced such Non-Conforming AIG Source Plasma with Conforming AIG Source Plasma, as reasonably necessary for Talecris to manufacture Finished Product hereunder. For the avoidance of doubt, if any Non-Conforming AIG Source Plasma is delivered to Talecris hereunder and Talecris Processes or has Processed such Non-Conforming AIG Source Plasma in accordance with the terms of this Agreement prior to Talecris becoming aware of such non-conformity, Emergent shall pay for the Processing of such Lot(s) of Non-Conforming AIG Source Plasma. Talecris shall, at Emergent’s option and cost, either destroy or return to Emergent any unprocessed Non-Conforming AIG Source Plasma.

(b)	Rights. Emergent has all rights to undertake the activities contemplated under this Agreement.

(c)	Investigations. There are no inquiries, actions, investigations or other proceedings pending before or, to the best of Emergent’s knowledge, threatened by any Regulatory Authority or other governmental agency with respect to Finished Product, and Emergent has not received written notice threatening any such inquiry, action or other proceeding.
11.03	Disclaimer of Warranties. The warranties set forth in Sections 11.01 and 11.02 are exclusive and are in lieu of all other warranties, whether written or oral express, implied or statutory. EXCEPT WITH RESPECT TO THE FOREGOING WARRANTY, THERE IS NO WARRANTY OF MERCHANTABILITY, SATISFACTORY QUALITY OR OF FITNESS FOR A PARTICULAR PURPOSE OR OTHERWISE GIVEN BY TALECRIS WITH RESPECT TO THE FINISHED PRODUCT OR BY EMERGENT WITH RESPECT TO THE AIG SOURCE PLASMA.

11.04	Remedies for Delivery of Non-Conforming Products or Spoiled AIG Source Plasma.
(a)	General. In the event that Talecris Processes Non-Conforming Products it shall refund or credit any Processing Fees associated with such Non-Conforming Product resulting from the failure to follow the Process, negligence or willful misconduct in Processing the AIG Source Plasma. For the purpose of this Agreement, failure to follow the Process shall deemed to be negligence. In addition, Emergent shall, at Talecris’s option and cost, either return or destroy any

Non-Conforming Products. Any Non-Conforming Products returned by Emergent pursuant to this Section shall be delivered to Talecris at its Facility.
(b)	Damages for Spoiled AIG Source Plasma. Talecris shall pay Emergent an amount equal to (i) [**] Dollars ($[**]) for each liter of Spoiled AIG Source Plasma resulting from the [**] of Talecris, and (ii) [**] Dollars ($[**]) for each liter of Spoiled AIG Source Plasma resulting from the [**] of Talecris. “Spoiled AIG Source Plasma” shall mean Conforming AIG Source Plasma which (i) has been Processed but results in Non-Conforming Product, (ii) cannot reasonably be Processed in accordance with Product Specifications and cGMP to produce Finished Product which conforms to the Product Specifications and cGMP, or (iii) is otherwise lost or destroyed.

(c)	Non-Conformance with Emergent Specifications. Notwithstanding anything in the foregoing to the contrary, if Finished Product does not meet the Emergent Specifications, upon receipt of Notification by Emergent of such variance or non-conformance, Talecris shall use Commercially Reasonable Efforts (i) to assist Emergent in investigating the cause of any such variance or non-conformance and (ii) to cure such variance or non-conformance, pursuant to the provisions of Section 8.09. For the avoidance of doubt, in no event shall Talecris be obligated to effect, or undertake efforts to effect a cure under this Section 11.04(c) that would adversely affect the Gamunex Specifications or require the implementation of any changes to Talecris’ production of Gamunex.

(d)	Remedies Exclusive. Except for Product Liability claims for Finished Product governed by Section 12.03(a), the payments provided for under this Section 11.04 shall be Emergent’s exclusive remedy, and Talecris’ sole liability, in connection with Talecris’ delivery of Non-Conforming Products.
ARTICLE 12 — INDEMNIFICATION
12.01	Indemnification In Favor of Emergent. Subject to Section 12.02, Talecris shall defend, indemnify and hold harmless each Emergent Indemnitee from and against any and all Losses for (a) any Claims of Third Parties that arise as a result of a material breach of any covenant, agreement, warranty or representation made by Talecris or any of its Affiliates under this Agreement which causes the Finished Product to not be Processed in accordance with Product Specifications, (b) any Third Party Claims of patent infringement or trade secret misappropriation involving the Processing of the Finished Product, but only to the extent such Third Party Claim is specifically directed to the activities required to meet the Gamunex Specifications, (c) any Claims of Third Parties (including, without limitation, any Product Liability Claims) that arise as a result of the development, manufacture, marketing, promotion, sale, disposition, distribution or other use of By-Products, (d) any Product Liability Claims, or such portion of Product Liability Claims, with respect to Finished Product as are allocated to Talecris pursuant to Section 12.03(a), and (e) any Claims arising from the regulatory, advisory and related services provided by Talecris in connection with this Agreement. Talecris shall not be obligated under this Section 12.01 to the extent it is shown that the Loss was the direct result of a material breach of any covenant, warranty or representation made by Emergent under this Agreement. Except with respect to the indemnification of any Claim covered by clause (b) or (c) above, the indemnity in this Section 12.01 shall be limited to the greater of the (i) Processing Fees paid by Emergent during the twelve (12) months prior to the date the Claim arose, (ii) the Commercial Volume Commitment for the Contract Year during which such Claim arose, or (iii) the Firm Commitment for the Contract Year during which such Claim arose.
12.02	Indemnification In Favor of Talecris. Emergent shall defend, indemnify and hold harmless each Talecris Indemnitee from and against any and all Losses for (a) any Claims of Third Parties that arise as a result of a material breach of any covenant, agreement, warranty or representation made by Emergent under this Agreement, (b) any Claims of Third Parties of patent infringement or trade secret misappropriation involving the Processing or Sale of the Finished Product and which is not specifically directed to the activities required to meet the Gamunex Specifications, and (c) any Product Liability Claims, or such portion of Product Liability Claims, with respect to Finished Product as are allocated to Emergent pursuant to Section 12.03(b). Emergent shall not be obligated under this Section 12.02 to the extent it is shown that the Loss was the direct result of a material breach of any covenant, warranty or representation made by Talecris under this Agreement.

12.03	Product Liability Claims. Notwithstanding the foregoing Sections 12.01 and 12.02, the Parties’ responsibilities with respect to Product Liability Claims for Finished Product shall be governed by this Section 12.03.
(a)	Talecris’ Liability. Talecris shall be solely responsible for all Product Liability Claims that arise out of Non-Conforming Product where such nonconformance (i) arose from Talecris’ failure to Process Finished Product in accordance with Product Specifications or cGMP, and (ii) existed at the time the Finished Product was delivered by Talecris; provided, however, that Talecris’ liability for such Product Liability Claims shall be limited to the greater of the (A) Processing Fees paid by Emergent during the twelve (12) months prior to the date the Claim arose, (B) the Commercial Volume Commitment for the Contract Year during which such Claim arose, or (C) the Firm Commitment for the Contract Year during which such Claim arose.

(b)	Emergent’s Liability. Emergent shall be solely responsible for all Product Liability Claims other than those for which responsibility was allocated to Talecris pursuant to Section 12.03(a).

(c)	Responsibility for Settlement and Defense. The Parties shall jointly defend and settle any Product Liability Claim with respect to the Finished Product. Notwithstanding the foregoing, at such time that Talecris reasonably determines in good faith that there is a reasonable likelihood that a Product Liability Claim could have a material negative affect on Gamunex, then Talecris, shall have the right, but not the obligation, to assume the sole defense of such Product Liability Claim.

(d)	Procedure. Each Party shall consult with the other Party on all material aspects of the defense, including without limitation settlement, of such Product Liability Claim, and the Parties shall cooperate fully with each other in connection therewith. To facilitate the defense of any Product Liability Claim, the Parties shall mutually select a law firm to represent them in the joint defense of such claim as soon as practicable following the Effective Date of this Agreement. In furtherance of the Parties’ cooperation, the Parties will consult with each other regarding strategic decisions, including without limitation the changing of counsel and defense of each Product Liability Claim. Any settlement of a Product Liability Claim that would admit liability on the part of any Party or its Affiliates or Agents, or that would involve any relief other than the payment of money damages, shall be subject to the prior written approval of both Parties, such approval not to be unreasonably conditioned, withheld or delayed. All damages and expenses (including attorney’s fees) incurred in connection with the defense of a Product Liability Claim shall be allocated between the Parties in accordance with Sections 12.03(a) and 12.03(b).
12.04	Notice. Should any claim arise which could reasonably be expected to lead to a claim for indemnification, the Party seeking indemnification (the “Indemnified Party”) shall promptly Notify the other Party (the “Indemnifying Party”) of the claim and the facts constituting the basis for such claim. The omission of such Notice shall not relieve either Party from its indemnification obligations under this Article 12, except to the extent the other Party can establish actual prejudice and direct damages as a result thereof.

12.05	Indemnification Not Sole Remedy. Each Party hereby acknowledges that the indemnification provided for under this Article 12 shall in no manner limit, restrict or prohibit (unless liability is otherwise expressly limited by the terms of this Agreement) either Party from seeking any recovery or remedy provided at law or in equity from the other Party in connection with any breach or default by such other Party of any representation, warranty or covenant hereunder.

12.06	Guarantor. Parent agrees to act as a third party guarantor (“Guarantor”) of Emergent for the indemnities provided by Emergent to Talecris under this Article 12 and the payment obligations of Emergent set forth in Section 7.05(a). Upon Emergent’s default of its indemnity obligations hereunder or its payment obligations set forth in Section 7.05(a), Guarantor agrees to guarantee such obligation as its own. Guarantor agrees that no amendment, termination or other release, other than Talecris expressly releasing Guarantor in writing, shall in any way alleviate its obligations under this Section 12.06 and Guarantor hereby waives any notice of any such amendment, termination or other release. Guarantor hereby agrees to give written notice to Talecris within ten (10) days of: (i) any notice received or action filed alleging the insolvency or bankruptcy of Guarantor; (ii) any notice received or action filed alleging the insolvency or bankruptcy of Emergent; or (iii) any other event which would otherwise reasonably prevent Guarantor from fulfilling its obligations under this Section 12.06.

ARTICLE 13 — CONFIDENTIALITY
     Confidentiality. From the Effective Date through the seventh (7th) anniversary of the termination or expiration of this Agreement, each Party shall keep confidential and use solely for purposes of performing its obligations under this Agreement, and shall cause its respective Affiliates, Sublicensees and their respective officers, directors, employees and agents to keep confidential and to so use, all information proprietary or confidential to the other Party that has been acquired by it through its participation in the negotiation and performance of this Agreement. The foregoing restriction shall not apply to information that (a) is or hereafter becomes generally available to the public other than by reason of any default with respect to confidentiality under this Agreement, (b) is hereafter disclosed to such Party by a Third Party who is not in default of any confidentiality obligation to the other Party, (c) is hereafter developed by or on behalf of such Party, without reliance on confidential information acquired prior to the date hereof, (d) is required to be disclosed in compliance with Applicable Law or order by a court or other governmental or Regulatory Authority or body having competent jurisdiction, provided that reasonable measures shall be taken to assure confidential treatment of such information, or (e) is provided by such Party under appropriate terms and conditions, including confidentiality provisions equivalent to those in this Agreement, to Third Parties for consulting, accounting, legal and similar purposes, or to any permitted assignee of this Agreement, to the extent considered reasonably necessary to facilitate the assignment. For purposes of clarity, any information related to the composition and/or utility of Finished Product, the Emergent Specifications, and Fill/Finish Specifications shall be deemed confidential information of Emergent hereunder. The content of the Talecris BLA sections and the Gamunex Specifications shall be deemed confidential information of Talecris hereunder. Each Party recognizes that any violation of this confidentiality provision may cause the other Party irreparable harm and agrees that the other Party may be entitled, in addition to any other right or remedy it may have, at law or in equity, to an injunction without the posting of any bond or other security, enjoining the disclosing Party, its Affiliates, Sublicensees and their respective officers, directors, employees and agents from any violation or potential violation of this Article.
ARTICLE 14 — DISPUTE RESOLUTION AND LITIGATION
14.01	Dispute Resolution Procedures. Except for matters to be resolved pursuant to Sections 4.01(c)(v)(B), 5.02(d) or 9.03, any dispute arising out of, relating to, or having any connection with this Agreement (including any question relating to its existence, validity, interpretation, performance, or termination) (“Dispute”) shall be resolved pursuant to the procedures set forth in this Article. If either Party fails to observe the procedures of this Article, as may be modified by the written agreement of the Parties, the other Party may bring an action for specific performance.
(a)	Negotiation. In the event of a Dispute, the affected Party shall notify the other Party of the Dispute in writing, and the Parties shall negotiate in good faith, for a period of thirty (30) days (or such longer period as may be agreed by the Parties) from the issuance of the Notice (the “Notice Date”), to resolve the Dispute without the intervention of a neutral party or a court.

(b)	Mediation. If the Dispute remains unresolved within sixty (60) days after the Notice Date, either Party may request that the Parties submit the Dispute to non-binding mediation before a mutually acceptable neutral mediator by sending written Notice to the other Party. If the other Party agrees to mediate, the Parties shall attempt to resolve the Dispute through mediation until one of the following occurs: (i) the Parties reach a written settlement; (ii) the mediator notifies the Parties in writing that they have reached an impasse; (iii) the Parties agree in writing that they have reached an impasse; or (iv) the Parties have not reached a settlement within one hundred twenty (120) days after the Notice Date.

(c)	Litigation. If the Parties fail to resolve the Dispute through mediation, or if the Dispute is, in any event, not resolved within one hundred eighty (180) days after the Notice Date, each Party shall have the right to pursue any other remedies legally available to resolve the Dispute.

(d)	Statute of Limitations. The Parties agree that all applicable statutes of limitation and time-based defenses (such as estoppel and laches) shall be tolled while the procedures set forth in Sections 14.01(a) and 14.01(b) are pending. The Parties shall take any actions necessary to effectuate this result.
14.02	Other Rights.
(a)	Exception for Additional Disputes. In the event that the Parties are involved in ongoing litigation of one or more Disputes that already have been through the dispute resolution process set forth in Sections 14.01(a)—(c), the Parties are not required to submit additional Disputes to negotiations pursuant to Section 14.01(b), as long as that litigation remains pending.

(b)	Provisional Remedies. Notwithstanding the dispute resolution procedures described above, either Party may seek a preliminary injunction or other provisional equitable relief if, in its reasonable judgment, such action is necessary to avoid irreparable harm.

(c)	Termination. For the avoidance of doubt, nothing in this Article shall preclude, interfere with or modify either Party’s rights under Article 10 with respect to the termination of this Agreement.
14.03	Governing Law. This Agreement and any and all matters arising directly or indirectly herefrom shall be governed by and construed and enforced in accordance with the laws of the United States and the internal laws of the State of New York, without regard to conflicts of law principles.
ARTICLE 15 — GENERAL PROVISIONS
15.01	Notice. Notices and other communications (each, a “Notice”) provided herein shall be in writing and shall be delivered by hand or overnight courier service, mailed or sent by facsimile (with receipt confirmed) as follows:

If to Emergent, to:

Emergent Product Development Gaithersburg Inc.
300 Professional Drive
Gaithersburg, MD 20879

Attn: General Counsel
or
Attn: Accounts Payable (for invoices only)

with copies (except as to invoices), which shall not constitute notice hereunder, sent to:

Wilmer Cutler Pickering Hale and Dorr LLP
1899 Pennsylvania Avenue, NW
Washington, DC 20006
Facsimile: (202) 663-6363

Attn: Van W. Ellis

If to Talecris, to:

Talecris BioTherapeutics, Inc.
79 T.W. Alexander Drive
4101 Research Commons
PO Box 13887
Research Triangle Park
North Carolina 27709

Attn: VP of Law, General Counsel
All Notices and other communications given to any Party in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier services or sent by facsimile (with receipt confirmed by telephone or by facsimile machine), or on the date five (5) Business Days after dispatch by certified or registered mail (postage prepaid) if mailed, in each case delivered, sent or mailed (property addressed) to such Party at its address as set forth in this Section 15.01, or to such other address that such Party may have Notified to the other Party from time to time.

15.02	Entire Agreement. This Agreement and the Exclusivity Agreement (including all attachments hereto and thereto) constitute the entire agreement among the Parties with respect to the matters set forth herein, and supersede all prior agreements and understandings, both written and oral, among the Parties with respect thereto, including without limitation the Letter of Intent, dated as of April 5, 2006 (as amended), between the Parties. In the event of any conflict or discrepancy between the terms of the Quality Agreement or the Exclusivity Agreement and this Agreement, the terms of this Agreement shall control.

15.03	Covenant of Further Assurances. The Parties covenant and agree that, subsequent to the execution and delivery of this Agreement and without any additional consideration, each of the Parties shall execute and deliver any further legal instruments and perform such acts which are or may become reasonably necessary to effectuate the purposes of this Agreement.

15.04	Waivers; Amendment. The failure of either Party to insist, in any one or more instances, upon the performance of any of the terms, covenants or conditions of this Agreement or to exercise any right hereunder, shall not be construed as a waiver or relinquishment of the future performance of any such term, covenant or conditions or the future exercise of such right, and the obligation of the other Party with respect to such future performance shall continue in full force and effect. No item or provision of this Agreement may be altered, amended or waived except by a writing signed by both Parties.

15.05	Relationship. Talecris is an independent contractor engaged by Emergent for the provision of the Finished Product. Nothing in this Agreement shall constitute Talecris as an employee, agent or general representative of Emergent. This Agreement shall not constitute either Party as the legal representative or agent of the other, nor shall either Party have the right or authority to assume, create or incur any liability or any obligation of any kind, express or implied, against, or in the name of or on behalf of, the other Party. This Agreement shall not constitute, create or in any way be interpreted as a joint venture, partnership or formal business organization of any kind.

15.06	Publicity. Except as otherwise required by Applicable Law, neither Party shall use the other’s name or refer to it directly or indirectly in an advertisement, news release or release to any professional or trade publication or issue any news release relating to this Agreement, without the prior written approval from such Party for such use or release, which approval shall not be unreasonably withheld, conditioned or delayed. The Parties agree that a news release with respect to the consummation of this transaction and the details thereof will be made, the content, form and timing of which shall be reasonably agreed between the Parties.

15.07	Severability. If, under Applicable Law, any provision of this Agreement is invalid or unenforceable, or otherwise directly or indirectly affects the validity of any other material provision(s) of this Agreement (such invalid or unenforceable provision, a “Severed Clause”), this Agreement shall endure except for the Severed Clause. The Parties shall consult one another and use Commercially Reasonable Efforts to agree upon a valid and enforceable provision that is a reasonable substitute for the Severed Clause in view of the intent of this Agreement.

15.08	Assignment. This Agreement may not be assigned by either Party without the prior written consent of the other Party; provided, however, that either Party may assign its right to receive payment hereunder without prior consent of the other Party, but provided it Notifies such other Party of such assignment within three (3) Business Days. In addition, either Party may assign this Agreement, without the other Party’s prior written consent, to any Affiliate or in connection with an acquisition, merger or sale of all or substantially all of the stock, assets or business to which this Agreement pertains.

15.09	Subcontracting. Talecris shall not subcontract or otherwise delegate any of its obligations under this Agreement, either to an Affiliate or a Third Party, if such subcontracting or delegation would require the manufacturing of additional Validation Lots for Finished Product. If such subcontracting or delegation would not require the manufacturing of additional Validation Lots of Finished Product, Talecris may subcontract or delegate any of its obligations hereunder to an Affiliate or Third Party, provided, that (a) Talecris Notifies Emergent of such proposed subcontracting arrangement, including without limitation the identity of the proposed subcontractor, the location of such proposed subcontractor’s facilities, and a reasonably detailed description of the terms of such proposed subcontracting arrangement as it relates to the Finished Product, (b) Talecris procures for Emergent a reasonable opportunity to conduct a quality audit of the facilities proposed to be used by such proposed subcontractor in performing its obligations with respect to Finished Product, at a time reasonably satisfactory to Emergent, (c) Talecris guarantees to Emergent the performance of any of its obligations which it fulfills through such subcontracting and remains primarily liable for the performance of such obligations, and (d) Talecris obtains Emergent’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed. Talecris shall bear all costs associated with or arising as a result of any such permitted subcontracting by Talecris (including, without limitation, costs associated with any regulatory filings which may be required to be submitted to any Regulatory Authorities with respect to Finished Product), and shall reimburse Emergent for such costs to the extent incurred by Emergent.

15.10	Headings. The headings used in this Agreement are included for convenience only and are not to be used in construing or interpreting this Agreement.

15.11	Force Majeure. Subject to Section 10.02(d), if either Party is impeded in fulfilling its undertakings in accordance with this Agreement by circumstances beyond its reasonable control, such as, but not limited to, labor conflict, lightening striking, acts of God, fire, war, mobilization or unforeseen military call-up of a large magnitude, requisition, confiscation, commandeering, public decrees, riots, insurrections, terrorism, general shortage of transport, goods or energy, and faults or delays in deliveries from subcontractor or suppliers caused by any circumstances referred to in this Section 15.11, the impediment shall be considered a “Force Majeure” condition and the Party shall be exempted from liability for delays due to such reasons; provided, however, that it Notifies the other Party thereof without undue delay after such a circumstance has occurred. Upon such Notice, the Parties shall agree upon a reasonable extension of the time for performance, not to exceed an extension equal to the period the Force Majeure condition continues to exist.

15.12	Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and same instrument.

15.13	LIMITATION OF DAMAGES. EXCEPT WITH RESPECT TO A PARTY’S INDEMNIFICATION OBLIGATIONS UNDER ARTICLE 12 HEREUNDER OR A BREACH OF A PARTY’S CONFIDENTIALITY OBLIGATIONS UNDER ARTICLE

13, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY, AND EACH PARTY SHALL PROCURE THAT NONE OF ITS AFFILIATES SHALL MAKE ANY CLAIM AGAINST THE OTHER PARTY (OR ITS AFFILIATES) FOR ANY LOST PROFITS, LOSS OF BUSINESS, LOSS OF CONTRACTS, DIMINISHED GOODWILL, DIMINISHED REPUTATION, OR CONSEQUENTIAL, INCIDENTAL, SPECIAL, PUNITIVE OR OTHER INDIRECT DAMAGES ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE AIG, THE FINISHED PRODUCT AND/OR THE PROCESSING OF FINISHED PRODUCT.
15.14	Talecris Limitation on Liability. To the fullest extent permitted by law, and except as otherwise expressly provided in this Agreement in Section 12.01 (b) and (c) and Third Party Claims relating to Gamunex® Products, Talecris’ aggregate liability for any and all Claims, losses, costs or damages whatsoever arising out of or resulting from or in any way related to the Processing or this Agreement from any cause or causes, including but not limited to the negligence, strict liability, breach of contract or warranty (express or implied) of Talecris or Talecris’ officers, directors, employees, agents or consultants shall be limited to the greater of the (i) Processing Fees paid by Emergent during the twelve (12) months prior to the date the Claim, loss, cost, or damage arose, (ii) the Commercial Volume Commitment for the Contract Year during which such Claim, loss, cost or damage arose, or (iii) the Firm Commitment for the Contract Year during which such Claim, loss, cost or damage arose.

15.15	Exhibits. In the event that an Exhibit referenced herein is not completed by the Effective Date, such Exhibit shall be completed as soon as practicable following the Effective Date, but no later than forty-five (45) days thereafter, and upon approval in writing by both Parties, shall be attached hereto.
     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the Effective Date.
EMERGENT PRODUCT DEVELOPMENT GAITHERSBURG INC.

By:	/s/ R. Don Elsey
Name: R. Don Elsey
Title: Treasurer
TALECRIS BIOTHERAPEUTICS, INC.

By:	/s/ Alberto Martinez
Name: Alberto Martinez
Title: President and CEO
With respect to the Guarantor obligations set forth in Section 12.06 only, with the consent of the other Parties as evidenced by their signatures above, the following party joins as a signatory to this Agreement.
EMERGENT BIOSOLUTIONS INC.

By:	/s/ Daniel J. Abdun-Nabi
Name: Daniel J. Abdun-Nabi
Title: Sr. V.P. and General Counsel

EXHIBIT A
Gamunex Specifications

Test	Specification
Protein concentration	[**]
Appearance: color	[**]
Appearance: clarity	[**]
Caprylate concentration	[**]
Anticomplement Activity	[**]
Anti-A	[**]
Anti-B	[**]
pH (1% protein solution)	[**]
Glycine concentration	[**]
Protein composition (CZE)	[**]
MW Distribution: Aggregate	[**]
MW Distribution: Monomer + Dimer	[**]
MW Distribution: Fragment	[**]
Prekallikrein activator	[**]
Sterility USP	[**]
Pyrogen USP	[**]
General Safety Testing	[**]
[**]

EXHIBIT A-1
Emergent Specifications

Test	Specification
Post Packaging Identity: [**]	[**]
Potency: [**]	[**]

EXHIBIT B
Talecris Patent Rights
1. United States Patent No. 6,955,917, issued on October 18, 2005, entitled “Chromatographic method for high-yield purification and viral inactivation of antibodies”.

Inventors:	Alred; Patricia (Fredrick, MD); Cook; Scott A.
(Apex, NC); Lebing; Wytold R. (Clayton, NC); Lee;
Douglas C. (Raleigh, NC); Paul; Hanns-Ingolf
(Leverkusen, DE); Radtke; Klaus-Peter (Apex, NC)
Assignee:	Bayer Healthcare LLC (Tarrytown, NY)
Appl. No.:	270918
Filed:	October 15, 2002
2. United States Patent No. 6,307,028, issued on October 23, 2001, entitled “Chromatographic method for high-yield purification and viral inactivation of antibodies”.

Inventors:	Lebing; Wytold (Clayton, NC); Alred; Patricia (New Market, MD);
Lee; Douglas C. (Apex, NC); Paul; Hanns-Ingolf (Cary, NC)
Assignee:	Bayer Corporation Incorporated (Indiana, PA)
Appl. No.:	270724
Filed:	March 17, 1999
3. United States Patent No. 5,886,154, issued on March 23, 1999, entitled “Chromatographic method for high-yield purification and viral inactivation of antibodies”.

Inventors:	Lebing; Wytold R. (1304 Pine Trail, Clayton, NC 27520-9324);
Alred; Patricia (9890 Washington Blvd. Apt. 404, Gaithersberg,
MD 20878); Lee; Doug C. (116 Altair Cir., Apex, NC 27502); Paul;
Hanns-Ingolf (1107 Queenferry Rd., Cary, NC 27511)
Assignee:	[ ]
Appl. No.:	879362
Filed:	June 20, 1997

Exhibit C
Talecris
          BIOTHERAPEUTICS

8368 U.S. 70 West
Clayton, NC 27520

David Sorrell
Senior Contract Manager
Tel: 919.359.7094
Fax: 919.359.7174
david.sorrell@talecris.com
June 14, 2006
Emergent BioSolutions
Nili Leffers
300 Professional Dr, Suite 250
Gaithersburg, MD 20879
Dear Nili,
The purpose of this data packet is to provide three documents that govern the receipt of AIG Anthrax Plasma. The documents are:
1.	Purchase Specification — Source Plasma — Anthrax (AX), Revision New, SAP # 08937351, Effective Date: 6/14/2006

2.	SOP — Plasma Supplier Supplemental Directions, Revision 12, SOP # CS-000-BE-053, Effective Date: 03/31/2006

3.	Purchase Specification — General Specification — Source Plasma, Revision 23, Effective Date: 03/31/2006
These are the documents that govern the shipment of AIG plasma to the Clayton Talecris facility.
Please distribute as needed.
Sincerely,

/s/ David M. Sorrell

David SorrelI, 6/14/06
Contract Manager
www.talecris.com

Talecris	PURCHASE SPECIFICATION	SAP MATERIAL #: 08937351
BIOTHERAPEUTICS		REVISION: NEW
	TITLE: SOURCE PLASMA — ANTHRAX (AX)	PAGE 1 of 2

/s/ Amy W. Durham	6-12-06	/s/ John W. Parrish	6-12-2006

Document Owner	Date	Quality Approver	Date

Supercedes:	N/A	Date Effective:	JUN 14 2006

1.	PURPOSE
1.1.	To describe specific requirements, in addition to those described in the Source Plasma, General Specification, for Source Plasma – Anthrax.
2.	REFERENCE(S)
2.1.	Source Plasma – General Specification

2.2.	CS-000-BE-053, Plasma Supplier Supplemental Directions

2.3.	CS-000-BH-010, Supplier Quality – Notification, Evaluation and Approval of Plasma Suppliers and Service Providers
3.	DEFINITIONS
3.1.	Source Plasma Type – Anthrax (AX) - Refers to plasma collected by approved plasmapheresis method from donors with naturally occurring or artificially stimulated antibody levels for Anthrax.

3.2.	SQID – Supplier Quality Information Database - Database maintained by Talecris Supplier Quality that contains pertinent information and current status of each collection facility, test laboratory, and plasma transportation carriers.
4.	GENERAL REQUIREMENTS
4.1.	Plasma collection must be in approved bottles only.

4.2.	Plasma collection is non-EU approved only.
5.	SPECIAL REQUIREMENTS
5.1.	Emergent BioSolutions is the purchaser of the [**] Anthrax (AX) plasma. Emergent is responsible for contracts with the individual plasma suppliers of the AX plasma and ensuring that these plasma centers and product meet the requirements listed in this specification and in the Source Plasma, General Specification for Source Plasma. Moreover, Emergent is responsible for the transport of the plasma to Talecris receiving dock.

5.2.	The plasma donor centers supplying the AX plasma must also be on the Talecris approved centers listing in the SQID, as well as the testing labs associated with the plasma testing.

5.3.	The AX plasma under this material number will be processed together to form a manufacturing pool, as modeled by Talecris. Only [**] will be further processed from an AX pool. The [**] will be further manufactured into IGIV-C product.
CONFIDENTIAL
This material is the property of Talecris Biotherapeutics, Inc. The information is confidential and is to be used only in connection with matters authorized by Talecris and no part of it is to be disclosed to others without prior written permission from Talecris.

Talecris	PURCHASE SPECIFICATION	SAP MATERIAL #: 08937351
BIOTHERAPEUTICS		REVISION: NEW
	TITLE: SOURCE PLASMA — ANTHRAX (AX)	PAGE 2 of 2
5.4.	Plasma from donors identified with [**] Anthrax or AX antibodies (as judged by Emergent) may be designated as AX plasma.
6.	NAT TESTING REQUIREMENTS
6.1.	The following chart lists the required NAT testing and the material numbers for Anthrax high titer plasma. Note: Only plasma tested for HCV, HIV-1, HBV and Parvo B19 by NAT is acceptable to ship to Talecris.

SAP (Required)
Material	EU	HCV by	HIV-1 by		Parvo B-19 by
Numbers	ELIGIBLE	NAT	NAT	HBV by NAT	NAT	Bottles
08937351		X	X	X	X	Bottles
CONFIDENTIAL
This material is the property of Talecris Biotherapeutics, Inc. The information is confidential and is to be used only in connection with matters authorized by Talecris and no part of it is to be disclosed to others without prior written permission from Talecris.

Talecris	STANDARD OPERATING PROCEDURE	SOP #: CS-000-BE-053
BIOTHERAPEUTICS		REVISION: 12
	TITLE: Plasma Supplier Supplemental Directions	PAGE 1 of 13

/s/ Amy W. Durham	2-28-06	/s/ John W. Parrish	2-28-2006

Document Owner	Date	Quality Approver	Date

Supercedes:	CS-000-AR-107	Effective Date:	MAR 31 2006

1.	PURPOSE
1.1.	This document outlines specific directions that supplement the minimum requirements listed in the Talecris General Specification — Source Plasma.
2.	SCOPE
2.1.	These directions are applicable to all plasma that is procured and designated for shipment to Talecris.

2.2.	This document is to be used by plasma suppliers that sell plasma to Talecris.

2.3.	This SOP is distributed by Clayton QO-Plasma to all Talecris Plasma Operations Account Managers.

2.4.	This SOP contains Talecris-required NDP and Packing List Summary forms that are completed by plasma centers for shipments to Talecris. Changes to these forms must be documented through a revision of this SOP.
3.	RESPONSIBILITY
3.1.	Talecris QO-Plasma:
3.1.1.	Communicates to plasma suppliers and appropriate Talecris departments (e.g., Plasma Ops, QO Compliance) any quality issues (discrepancies) with received product.
3.2.	Talecris Plasma Operations Account Manager monitors plasma suppliers’ compliance and adherence to regulatory agency requirements and to the Talecris General Specification — Source Plasma.
3.2.1.	Provides supplier with most current revisions of this document, associated forms, and other SOPs/specifications.

3.2.2.	May initiate changes to this SOP and other plasma supplier documents and participates in the review process of revisions.
3.3.	Plasma Supplier assures that all conditions of the General Specification - Source Plasma and supply contract are met.

3.4.	Talecris Plasma Operations Technical Services Manager approves the use of specific plasma collection materials and supplies, all packaging and shipping materials, samples tubes, labels and bar code systems used by suppliers. Successful completion of materials clearance testing is required prior to approval for all specific plasma collection and supply materials. These functions may be performed by the Talecris Plasma Operations Account Managers in the absence of the Technical Services Manager.

Talecris	STANDARD OPERATING PROCEDURE	SOP #: CS-000-BE-053
BIOTHERAPEUTICS		REVISION: 12
	TITLE: Plasma Supplier Supplemental Directions	PAGE 2 of 13
3.5.	Talecris QO Manager, Supplier Quality determines and communicates all changes in plasma supplier status and/or services to Talecris, and maintains the appropriate documentation files for status of suppliers, collection and testing facilities.

3.6.	Talecris, Regulatory Affairs coordinates implementation of any new regulatory requirements.

3.7.	Talecris Plasma Receiving receives all incoming plasma shipments and handles all correspondence related to inventory control.

3.8.	QO Document Management, Clayton, maintains and revises the NDP and PLS forms as requested.
4.	REFERENCES
4.1.	CS-000-BE-057 — Supplier Quality — Method For Evaluating The Suitability Of Source Plasma Collection Facilities And Test Laboratories

4.2.	Talecris General Specification — Source Plasma
5.	DEFINITIONS
5.1.	ITS: Incident Tracking System. Used by Talecris to track discrepancy reports for plasma not yet processed (RMRs) and only impacting processed material (ITS).

5.2.	NDP: Notification for Destruction of Plasma form. Submitted to Talecris in the event plasma unit removal or disposition is required.

5.3.	NDDR: National Donor Deferral Registry

5.4.	QO-Plasma: Quality Operations Plasma Business Unit

5.5.	PPL: Plasma Packing List for individual plasma cases

5.6.	PLS: Packing List Summary form. Separate PLS forms are submitted for each vendor batch number.

5.7.	RMR: Raw Material Report. A report used to document discrepancies against plasma not yet processed (pooled).

5.8.	RTL: Talecris Raleigh Test Lab

5.9.	SAP Material Number: The SAP material number replaces the plasma item number. The SAP material number (referred to as plasma material number) identifies the plasma type, collection in bottles, level of testing, and whether or not the plasma is EU eligible.

5.10.	Vendor Batch Number: Identifies the shipment, to Talecris. The vendor batch number is a unique identifier that is NEVER duplicated at the same center. Whenever a shipment comprises more than one plasma type, a unique vendor batch number must be assigned to each plasma type within the shipment. The first four (4) characters of the Vendor Batch Number must be the donor center’s NDDR number.

5.11.	Working Day: Any scheduled workday.

Talecris	STANDARD OPERATING PROCEDURE	SOP #: CS-000-BE-053
BIOTHERAPEUTICS		REVISION: 12
	TITLE: Plasma Supplier Supplemental Directions	PAGE 3 of 13
6.	REQUIREMENTS
6.1.	Materials/Reagents — Refer to Talecris General Specification

6.2.	Equipment — Refer to Talecris General Specification

6.3.	Frequency
6.3.1.	This procedure is to be used to verify each shipment of plasma sent to Talecris complies with all applicable regulatory requirements, Talecris General Specification — Source Plasma, and any plasma material-number-specific Talecris plasma specifications.

6.3.2.	Copies of this SOP are sent to Plasma Operations Account Managers each time this SOP is revised. From the date this SOP is approved, the effective date will be stamped one month in advance and sent to plasma suppliers to conduct training.

6.3.3.	Master copies of NDP and PLS forms are sent to Plasma Operations Account Managers each time the forms are modified.
7.	PROCEDURE
7.1.	Vendor Approval
7.1.1.	Talecris must approve each plasma collection, testing, storage and transport establishment prior to shipment of plasma. This approval is documented internally at Talecris in accordance with CS-000-BE-057 and externally in written correspondence to the plasma supplier.
7.2.	Plasma Identification
7.2.1.	A Talecris-approved bar code labeling system must be used to generate all labels used for plasma donor, unit, sample, and case identification. Talecris provides appropriate scan sheets for use with the Sigma Bar Code Printer System. Alternate bar-coding systems are acceptable for use if approved, in writing, by Talecris Plasma Operations Technical Services Manager.

7.2.2.	Correct plasma material number assignment is critical to Talecris receipt and manufacturing operations. Usage decisions and traceability of plasma is dependent on plasma material numbers. The plasma material number identifies the plasma type, that the plasma is collected in bottles, the testing level of the plasma, and EU approval status. Refer to Talecris’ General Specification - Source Plasma for required plasma material number legend.

7.2.3.	A unique vendor batch number must be assigned to each plasma type within the shipment.
a.	The unique vendor batch number for the shipment must be for only one center (combining plasma units from different centers in one case is unacceptable).

Talecris	STANDARD OPERATING PROCEDURE	SOP #: CS-000-BE-053
BIOTHERAPEUTICS		REVISION: 12
	TITLE: Plasma Supplier Supplemental Directions	PAGE 4 of 13
7.3.	Plasma Unit Documentation and Error Correction of PPL
7.3.1.	Record Keeping

Adhere to the following instructions when making entries or correcting errors on packing lists and other records that are sent to Talecris:
a.	Make all entries on all documents in permanent, indelible black or blue ink.

b.	It is unacceptable to use felt-tipped or gel pens on documents sent to Talecris.

c.	All entries on all documents and photocopies must be legible.

d.	If a space is inappropriate for a given step, enter N/A (Not Applicable). If a space becomes inappropriate due to special circumstances, enter N/A and a brief explanation. A diagonal line may be used across unused spaces. All entries must be initialed and dated.

e.	When a copy is sent as documentation, it must bear the statement, “This is a true and accurate copy of the original.” The statement must be initialed and dated by center management.

NOTE:	If the entire packing list is a copy, one stamp on the PLS is adequate. If subsequent changes are made on plasma units or cases, the affected pages must be stamped, initialed, and dated.
f.	Use of liquid paper, white out, or any similar material that obliterates errors is unacceptable.

g.	Application of one plasma unit control number label over another is unacceptable.
7.3.2.	Removal of a Plasma Unit
a.	When a plasma unit is removed from a case, two initials and the date of action are required on the PPL to verify that the unit has been removed. Talecris QO Plasma may approve, in writing, an alternate documentation method for unit removal.
7.3.3.	Error Correction
a.	Draw a single line through the error so that the words (or figures, etc.) can still be read. Initial and date line out. Rewrite correct information.

b.	If a plasma unit is lined out in error, it is not acceptable to Talecris. For Talecris to accept such a plasma unit, all correct unit information must be re-entered on the PPL with a detailed explanation of why the line out occurred. Comment must also be initialed and dated.

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7.4.	Unacceptable Plasma Units
7.4.1.	Plasma units that test positive, reactive, or elevated for any of the required tests must not be shipped to Talecris. Actions to be taken and lookback requirements must be followed as outlined in Talecris General Specification — Source Plasma, Appendix A, Table of Actions.

7.4.2.	If in error, a viral marker reactive or NAT reactive unit is shipped to Talecris or unit from a donor diagnosed with CJD/vCJD is shipped to Talecris, immediately forward the NDP by fax to 919-359-4428. Additionally, phone the Talecris QO Plasma Supervisor at 919-359-4581 to initiate unit trace.

7.4.3.	Plasma units with unacceptably high hemoglobin concentrations must not be shipped to Talecris. Evaluate hemoglobin concentration at time of collection using the Talecris Hemoglobin Comparator by following the instructions for use printed on the card. Note that the color comparison must be performed against the well-mixed, liquid contents of the plasma collection bottle prior to freezing.
7.5.	Notification for Destruction of Plasma (NDP)
7.5.1.	As detailed in the Talecris General Specification- Source Plasma, Appendix A — Table of Actions, following receipt of a repeat reactive test result or valid post-donation information, complete the plasma center entries on the NDP form for notification to Talecris of needed unit destruction. It is critical for unit traceability at Talecris that all Plasma Item or SAP material numbers reported on the NDP form reflect the actual Plasma Item or SAP material numbers under which the plasma was shipped. Due to added NAT level testing, Plasma Item and SAP material numbers have changed over time.

7.5.2.	Concerning instances of owner transfer of plasma centers, the NDDR and Talecris center code reported on the NDP sent to Talecris must reflect the NDDR/center code at the time of unit collection (not at time of reporting).

7.5.3.	The NDP must be faxed to Clayton Plasma Receiving within 3 working days upon receipt of a reactive or positive test result for a donor from whom prior or subsequent units have been shipped to Talecris (lookbacks). Reference the Talecris fax number on the NDP form.

7.5.4.	The NDP must be faxed to Clayton Plasma Receiving within 1 working day of notification of Post Donation Information resulting in product recalls or seizure concerning units shipped to Talecris. Reference the Talecris fax number on the NDP form.

7.5.5.	The NDP must be faxed to Clayton Plasma Receiving within a timely manner for Post Donation Information (PDI) not resulting in a seizure or recall (example: tattoo, body piercing, high risk). Reference the Talecris fax number on the NDP form.

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7.5.6.	For any reason other than viral marker lookback, record reason as “Other” status in Section 3 of the NDP form and provide a detailed explanation. An example of “Other” unacceptable plasma is plasma from donors with valid post-donation information that would make them unacceptable donors; Public Health Notifications; plasma involved in plasma shipping errors, etc. Complete information is needed by Talecris to evaluate the status of plasma pools that contain units with any post-donation information except lookback plasma units. If necessary, use an additional sheet of paper identified by Center Code/NDDR and Donor Number.

7.5.7.	Enter date the reactive test result, or other information, was received by the plasma center in Section 4 of the NDP form.

7.5.8.	Complete only one NDP per donor, even if the donor is reactive for more than one test. Use the longest lookback period as defined in the Table of Actions.

7.5.9.	Within one working day of receipt of a NDP, Clayton will fax a partially completed copy of the NDP, confirming receipt of NDP, to the fax number (plasma center or corporate office) entered in Step 6 of the form. If the fax is not received, contact Plasma Receiving, Talecris, Clayton (919-359-4444).

Clayton will only fax a completed dispositioned copy of the NDP for notifications marked “Recall.” It may take several months for plasma suppliers to receive the completed, dispositioned copy of the NDP from Talecris due to the plasma inventory hold periods.

7.5.10.	In the event that a change has to be made to an original NDP that has already been sent to Clayton Lookback, the plasma supplier must stamp or write Revision and clearly indicate by circling the change(s) and/or addition(s) made that differ from the data reported on the original NDP before re-sending to Clayton Lookback. A date and initials must accompany these changes, additions, and/or comments. Any alternative method for error correction to original NDP’s must be pre-approved by Talecris (example: brackets).
7.6.	Plasma Packaging
7.6.1.	Talecris requires all U.S. source plasma to be collected and shipped in approved bottles for receipt.
a.	Remove all rubber bands or tape prior to placing unfrozen plasma units in freezer.

b.	Store filled cases in a freezer operating at -20°C or colder until time of shipment.

c.	The plasma case must be pre-approved, in writing, by Talecris Manager of Technical Services or designated Talecris Plasma Operations Account Managers with input from Talecris QO and Supply Chain groups.

d.	The plasma case must have any softgoods labeling information either crossed out or only the plasma case label visible.

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e.	Line the case with a polyethylene liner of at least 1.3 mil thickness that has been inspected for tears prior to placing into the case. The liner selected must permit closure of the filled case without bulging or tearing. Do not use twist ties to close the liner.

f.	The maximum acceptable volume of Normal plasma to be shipped to Talecris in a vendor batch number is 3,700 Liters.

g.	Targeted volume of plasma to be shipped to Talecris in a vendor batch number is 1,840 Liters.

h.	Targeted minimum volume of plasma to be shipped to Talecris in a vendor batch number is 90 liters. Talecris Plasma Operations Account Manager must be notified for any vendor batch number less than 90 liters prior to shipment.

i.	Plasma units with less than 200 mL are unacceptable to Talecris.

j.	Plasma units from individual donors must not be shipped to Talecris out of collection sequence.
7.6.2.	Two plasma supplier employees must participate in packing plasma units into the case, one employee performing the task and the other verifying the correct units are being packed and the correct labels have been applied. Each participating employee’s initials are required on the Plasma Packing List.
a.	Alternatively, automated electronic verification may be used; in which case one person’s initials must appear on the Plasma Packing List verifying correct packing and labeling.

b.	Only if a Plasma Center has one employee can packing and manual verification be performed and initialed by one person.
7.6.3.	When using the Sigma Bar Code Printer System apply a vendor batch number sticker and a SAP case number sticker on the plasma shipper label, in spaces adjacent to each hand-written entry.

7.6.4.	Prior to use each day, verify the Sigma label printer/scanner against the Daily Start up Label Set. Create all three donation labels from the Daily Start up Label Set scan menu, and compare to the sample labels provided on the menu. Document results on a Daily Start up Scanner/Printer Test Record or equivalent. Deface and discard test labels.
a.	Alignment of the label stock should be monitored throughout the day to ensure that the white spaces (quiet zones) on each side of the barcode are no less than 1/8.”

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	TITLE: Plasma Supplier Supplemental Directions	PAGE 8 of 13
7.7.	Storage Temperature Certification
7.7.1.	Using the Packing List Summary (PLS) form, the plasma supplier will record the temperature status of the plasma shipment while it has been in storage.

7.7.2.	There are three options for plasma temperature storage disposition:
a.	The first option for temperature storage certification is applicable if all storage temperature recordings for associated plasma have been -20°C or colder.

b.	The second option for temperature storage certification is applicable if only one temperature storage excursion has occurred for associated plasma and it still meets the maximum temperature requirements for Source Plasma in 21 CFR 640.76. Option 2 requires copies of all applicable temperature records (freezer graph(s), freezer logs and any associated investigation and/or CAPA documents) to be attached to Page 2 of the PLS forms.

c.	The third option for temperature storage certification is applicable if all storage temperature recordings for associated plasma meet the requirements for Source Plasma, Salvaged as defined in 21 CFR 640.76. Option 3 also requires copies of all applicable temperature records to be attached to Page 2 of the PLS forms. Additionally, since pre-approval from Talecris is required for shipment, the Request/Approval Form for Source Plasma, Salvaged must be initiated and forwarded to the Talecris Account Manager. Full instructions for shipment of Source Plasma, Salvaged is listed in Section 7.8.
7.8.	Source Plasma, Salvaged
7.8.1.	Because Talecris is limited in the timeframe in which plasma must be processed (greater than 60 days but less than 3 years from date of collection) and because of the limited markets that will accept product manufactured from source plasma, salvaged, receipt of this material is not desirable.

7.8.2.	Source Plasma, Salvaged is defined in 21 CFR 640.76.

7.8.3.	Prior to shipment of any Source Plasma, Salvaged, written approval must be received from Talecris Plasma Operations Account Manager with Clayton QO Plasma concurrence.
a.	Complete Talecris Shipment Request/Approval Form for Salvaged Plasma.

b.	Submit completed form with required documentation to Talecris Account Manager for approval.
7.8.4.	Each case of plasma, the Packing List Summary Sheet and Bill of Lading must be clearly marked: “Source Plasma — Salvaged.”

7.8.5.	Source plasma, salvaged, is not used for products going to EU and, therefore, cannot be labeled with German/EU plasma material numbers.

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7.8.6.	Talecris will not accept any salvaged hyperimmune plasma. If hyperimmune plasma, other than Anti-D plasma, is re-classified as Source Plasma Salvaged, it must be relabeled as Normal X plasma. Anti-D plasma may not be re-labeled as Normal X plasma nor shipped as salvaged.

7.8.7.	A copy of the freezer temperature chart(s) and a report containing the following information must accompany any shipment of source plasma, salvaged:
a.	The vendor batch number

b.	Prior written Talecris approval to ship source plasma, salvaged

c.	The maximum temperature reached by the freezer

d.	The time span during which the temperature was warmer than -20°C

e.	The number of times the plasma was exposed to temperatures warmer than -20°C during the entire freezing and storage period of the product.

f.	The cause of the incident and corrective action taken
7.9.	Shipment Documentation Requirements
7.9.1.	A documentation packet must accompany each shipment of plasma, and must include the plasma packing list(s), the Packing List Summary Sheet(s), and the Bill of Lading(s). This packet must be given to the driver of the Talecris designated-carrier when plasma is shipped.
a.	The plasma center address provided on the plasma packing list(s), the Packing List Summary Sheet(s), and the Bill of Lading(s) must match the address listed on the Form FDA 2830, Blood Establishment Registration and Product Listing. The Form FDA 2830 is updated annually and validated by FDA. Any and all changes in plasma center address regardless of reason must be noted in the annual update of the Form FDA 2830. The most current Form 2830 must be provided immediately to the Talecris Plasma Operations Account Manager following validation by FDA and receipt by plasma supplier. This applies to the initial registration and each annual registration for every plasma center.
1.)	A letter from the corporate office of the plasma supplier on company letterhead must be provided to the appropriate Plasma Operations Account Manager immediately for each address change. The letter must include the following information:
1.a) The reason for the address changes (e.g., Zip code change, street extension, correction, etc.)

1.b) Verification that the plasma center has not relocated.

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1.c)	Commitment to include the change in the Form FDA 2830 annual registration to FDA and provide the validated form to the Talecris Plasma Operations Account Manager immediately after receipt.
b.	Any address changes which have not been previously communicated to Talecris that are discovered by upon receipt of plasma at the Clayton facility will be addressed with the plasma supplier corporate office by the Plasma Operations Account Manager.

c.	The volume entries must be carried out to three decimal places for all manual entries. It is permissible to carry out to two decimal places when a document is system generated and the ending zero is dropped.

d.	The plasma packing lists must be the original documents or, if copies, stamped with “This is a true and accurate copy of the original” or similar verbiage. Any copies must be signed and dated by the responsible individual at the collection facility. If the entire packing list is a copy, one stamp, initialed and dated is adequate with total number of pages of PPL indicated at stamp site.
NOTE: If the entire packing list is a copy, one stamp, initialed and dated is adequate.
7.9.2.	The plasma packing list and Packing List Summary Sheet information may be alternatively sent to Talecris via electronic data interchange (EDI) with prior written approval by Talecris. The same information is required.

7.9.3.	The plasma packing list must contain the following information:
a.	Name, address, and Talecris assigned center code of the collection facility or, minimally, the corporate office address of the plasma supplier

b.	Name and address of each testing facility used for all required tests

c.	Individual test results per plasma unit. Only with prior written approval by Talecris QO Plasma may the supplier certify that all Source Plasma units are negative by approved tests for all required tests as detailed in the Talecris General Specification.

d.	A statement that all donors have tested negative for syphilis as required by the Code of Federal Regulations. This statement may be documented on the Packing List Summary form.

e.	Plasma material number

f.	Case numbers

g.	Unique bleed number/control number for each unit

h.	Unique donor number for each unit or unique traceability system of units to donors

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	TITLE: Plasma Supplier Supplemental Directions	PAGE 11 of 13
i.	Plasma volume (mL) for each unit

j.	Total number of units in each case

k.	Total volume of plasma in each case

l.	Vendor batch number

m.	Initials and dates as required
7.9.4.	The Packing List Summary must contain the following identifying information:
a.	Plasma center name and address

b.	Talecris-assigned center code

c.	NDDR number

d.	Vendor batch number

e.	Talecris P.O. number

f.	Talecris plasma material number

g.	Number of shippers

h.	List of case numbers

i.	Liters

j.	Earliest bleed date

k.	Latest bleed date

l.	Certifications as appropriate
7.9.5.	The Bill of Lading must contain the following information:
a.	Carrier’s Name

b.	Center name and address

c.	Addressed to:

Talecris Biotherapeutics c/o Nordic Warehouse 2400 Hodges Chapel Road Benson, NC 27504

d.	Number of cases of plasma per vendor batch

e.	Plasma type

f.	Plasma material number

g.	Vendor batch number
NOTE: Each vendor batch must be on a separate line with required heading information.

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	TITLE: Plasma Supplier Supplemental Directions	PAGE 12 of 13
h.	Total cases shipped

i.	The statement “Maintain -20°C or colder in transit”

j.	The statement “Load at -25°C or colder”

k.	Truck loading temperature

l.	Shipper’s signature

m.	Date and time (military or AM/PM designation). Indicate time zone.

n.	Driver’s signature and date

o.	Trailer Number
7.9.6.	Plasma cases to be shipped should not be removed from the freezer until the transport truck is at the center and the trailer temperature has been checked and found to be at -25°C or colder.

7.9.7.	The Sipper Label must, minimally, contain the following information:
a.	“Ship from” and “ship to” addresses

b.	The complete vendor batch number

c.	The case number

d.	The product description

Reference Appendix G, Example Of Talecris Shipper Label, for preferred format and other preferred label information.
8.	DATA/INFORMATION MANAGEMENT, NOTIFICATION REQUIREMENTS
8.1.	Detail all plasma shipment information on the accompanying plasma packing lists, Packing List Summary (PLS) form, and Bill of Lading (BOL).

8.2.	Plasma suppliers must notify Talecris by the Notification for Destruction of Plasma (NDP) form of any lookback, recall, or other situations in which plasma would be deemed unacceptable to process.

8.3.	During the normal course of business operations, Talecris RTL preferred method of test result data reporting will be an electronic method (Electronic Data Interface). An alternate method of test result data reporting will be by printed, hard copy data result sent by the most expedient method.

8.4.	Revision numbers or revised date listed in Section 9 to track individual revisions to forms.

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	TITLE: Plasma Supplier Supplemental Directions	PAGE 13 of 13
9.	ATTACHMENTS
9.1.	Appendix A, Example Of Notification For Destruction Of Plasma Form, 2 pages, Rev. 12

9.2.	Appendix B, Example Of Packing List Summary Form, 2 pages, Rev. 11

9.3.	Appendix C, Example Of Bill Of Lading, 1 page, Rev. 12

9.4.	Appendix D, Example Of Daily Startup Scanner/Printer Test Record, 1 page, Rev. 10

9.5.	Appendix E, Example Of Talecris Hemoglobin Comparator, 1 page, Revised 4/1/05, Rev. 11

9.6.	Appendix F, Example Of Talecris Shipment Request/Approval Form For Source Plasma, Salvaged, 2 pages, Rev. 11

9.7.	Appendix G, Example Of Talecris Shipper Label, 1 page, Rev. 00

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	TITLE: Plasma Supplier Supplemental Directions	PAGE 1 of 2
APPENDIX A
Example Of Notification For Destruction Of Plasma Form

NOTIFICATION FOR DESTRUCTION OF PLASMA				CS-000-BE-053, NDP Form; Revision 12, March 2006
(Supercedes CS-000-AR-107, NDP Form; Revision 00)
Page 1 of ___

This side to be completed by plasma supplier:				This side to be completed by Talecris Biotherapeutics, Clayton:

1.	Plasma Supplier
Reference # (optional):

2.	Center Code:	NDDR #:	Donor #	1.	Record receipt of fax from plasma supplier and assign log number. Confirm receipt of NDP form by completing this section and faxing back to the plasma supplier:

Receipt Date: Time: Log # Initials:
(Next line for Talecris to be filled in only after confirmation of successful fax transmittal)
Confirmation fax (within 1 working day):

Date: Time: Initials:

3.	Center name and address:				Entries 2 — 5 For Talecris Use Only

				2.	Lookback Coordinator:
Complete “Disposition Code” column for all units.

	(Circle as appropriate)				Date: ______ Time: _______ Initials (2) ________/_____
4.	Lookback for: HBsAg anti-HCV anti-HIV 1/2 HIV-1 Ag HCV by NAT HIV-1 by NAT HBV by NAT “Other” (explain below)

Date test result or other information received:

Collection	Control	Plasma Item or	Ship Doc #	Case Number	Disp.	3.	Disposition Codes
Date	Number	Material Number	or Vendor		Code		#1 Pooled prior to notification
			Batch #				#2 Unit received; to be destroyed

		Reactive Unit for	N/A	N/A	N/A		#3 Unit in transit/off-site storage; to be destroyed
		Viral or by NAT					#4 Unit shipped to contract fractionator

#6 Unit shipped back to plasma supplier
#7 Unit used for research purposes
#8 Unit removed for reason other than NDP

Explanation for “Other”:	Collection date of last negative Unit:	4.	Contract Fractionation Section:
			Contract fractionator notified by fax (Code #4):	Date/Initials:

5.	Information verified:		Fractionator’s acknowledgement of fax received:	Date/Initials:
	Date: Initials (2) /		Fractionator’s disposition report received:	Date/Initials:

Phone Clayton of intent to fax (919) 359-4444 Initials:

6.	Plasma Supplier fax:	5.	Completion and Final Review of NDP:

Reference attached “Work Complete” print screen from the NDP Database for the following:
- Pool Number
7.	Fax this form to Clayton: (919) 359-4428		- Unit Removed/Destruction Date
Lookback Coordinator: Attach a “Work Complete” Print Screen to this NDP form. Verify each unit is reconciled and matches disposition on Work Complete Printout.

Date faxed: Initials:			Date: Time: Initials
Lookback Coordinator “Work Complete” approval: Date/Initials:
QO Plasma ‘Close’ review and approval: Date/Initials:

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BIOTHERAPEUTICS
	TITLE: Plasma Supplier Supplemental Directions	PAGE 2 of 2
APPENDIX A
Example Of Notification For Destruction Of Plasma Form

NOTIFICATION FOR DESTRUCTION OF PLASMA	CS-000-BE-053, NDP Form; Revision 12, March 2006 (Supercedes CS-000-AR-107, NDP Form; Revision 00) Page ___ of ___

This side to be completed by plasma supplier:			This side to be completed by Talecris Biotherapeutics, Clayton:

Plasma Supplier Reference # (optional):			Log #:

Center Code:	NDDR #:	Donor #:

Collection Date	Control Number	Plasma Item or Material Number	Ship Doc # or Vendor Batch #	Case Number	Disp. Code

Disposition Codes

#1 Pooled prior to notification

#2 Unit received; to be destroyed

#3 Unit in transit/off-site storage; to be destroyed

#4 Unit shipped to contract fractionator

#6 Unit shipped back to plasma supplier

# 7 Unit used for research purposes

#8 Unit removed for reason other than NDP

Talecris	STANDARD OPERATING PROCEDURE	SOP #: CS-000-BE-053
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	TITLE: Plasma Supplier Supplemental Directions	PAGE 1 of 2
APPENDIX B
Example Of Packing List Summary Form
CS-000-BE-053, PLS Form: Revision 11, March, 2006
(Supercedes: CS-000-AR-107, PLS Form: Revision 00)
Packing List Summary — Page 1

Center Name & Address:

Center Code:

NDDR #:

Vendor Batch #

Talecris P.O. #:

Plasma Material
Number	# of Units	# of Shippers	Case Numbers	Liters

This shipment:	Earliest Bleed Date: Latest Bleed Date:
This is to certify that:
•	All plasma units in this shipment are negative/non-reactive for the following tests:

HBsAg, Anti-HCV, Anti-HlV-1/2, HCV / HIV-1 / HBV by NAT, and ALT values less than or equal to 2X the upper limit of normal.

•	Applicant Donor units in this shipment have been qualified by the receipt of acceptable test results obtained on a second unit within six months of the first unit.

•	Applicant Donor units in this shipment, with the exception of Anti-D specialty plasma donors, are negative for Anti-D.

•	Entire Anti-D shipment has an Anti-C titer of less than or equal to 1:8.
•	Donors participating in an Anti-D stimulation program have not contributed to this shipment unless it is an Anti-D plasma shipment.
•	All donors have tested negative for syphilis as required by the Code of Federal Regulations.

•	Hyperimmune Anti-D, Rabies, Tetanus, and Hepatitis plasma have been pre-qualified by the Raleigh Test Lab.

•	All plasma units in this shipment have been collected and stored in compliance with all regulatory requirements and Talecris specifications.
Check one:
☐	The plasma in this shipment was stored at -20°C or colder, and is designated Source Plasma.

☐	The plasma in this shipment was stored at -20°C or colder, with an allowable temperature excursion (See PLS page 2 attached along with required temperature records), and is designated Source Plasma.

☐	The plasma in this shipment is designated Source Plasma, Salvaged (temperature records required).

Total number of storage temperature excursions warmer than -20ºC from earliest bleed date to shipping date:

(if answer is other than zero complete PLS page 2 and attached to this form.)

PLASMA APPROVED FOR RELEASE:

	/			/

Quality		Date	Management		Date

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APPENDIX B
Example Of Packing List Summary Form
CS-000-BE-053, PLS Form: Page 2 Revision 11, March, 2005
Packing List Summary — Page 2

Center Code:

NDDR #:

Vendor Batch #:

Material Number:

Attach copies of temperature records (freezer graph(s), freezer logs and any associated investigation and/or CAPA documents) related to the excursion(s) described below:

	Maximum	Duration of
Date of	Temperature	Temperature
Excursion(s)	Reached	Excursion(s)	Reason for Excursion(s)

Note:	If temperature excursions warrant plasma to be classified as “salvaged”, reference Talecris Plasma Supplier Supplemental Directions 7.8, requiring pre-approval from Talecris before shipment.
Signatures and Date

	/			/

Management		Date	Quality		Date

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	TITLE: Plasma Supplier Supplemental Directions	PAGE 1 of 1
APPENDIX C
Example Of Bill Of Lading

UNIFORM BILL OF LADING

TO:	TALECRIS c/o Nordic Warehouse 2400 Hodges Chapel Road Benson, NC 27504
CARRIER NAME

FROM:	Plasma Center 1234 Main Street Any Where, USA 11111

Plasma Type
Vendor Batch #	# Of Cases	(NX, TX, CX, etc)	SAP Material #

                               Total Cases Shipped

MAINTAIN -20ºC OR COLDER IN TRANSIT	LOAD AT -25ºC OR COLDER
SHIPPER SECTION:

Truck Temperature	Shipper’s Signature	Date	Time (military) E C M P (Circle Time Zone)
TRUCK DRIVER SECTION:

Driver’s Signature	Date

Trailer #

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	TITLE: Plasma Supplier Supplemental Directions	PAGE 1 of 1
APPENDIX D
Example Of Daily Startup Scanner/Printer Test Record

Printed Labels
	Same As Sample?	COMMENTS
Date	Yes No	(Explain any NO responses and corrective action taken)	Initials

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	TITLE: Plasma Supplier Supplemental Directions	PAGE 1 of 1
APPENDIX E
Example Of Talecris Hemoglobin Comparator
NOTE: Example shown in black and white, color version distributed to plasma suppliers.

Talecris	STANDARD OPERATING PROCEDURE	SOP #: CS-000-BE-053
BIOTHERAPEUTICS		REVISION: 11
	TITLE: Plasma Supplier Supplemental Directions	PAGE 1 of 2
APPENDIX F
Example Of Talecris Shipment Request/Approval Form For Source Plasma, Salvaged
Revision 11
Talecris Shipment Request/Approval Form For Source Plasma, Salvaged
Center Management must complete this form and submit to Talecris Account Manager minimally one week prior to the proposed shipping date with applicable documentation for salvaged plasma intended for approval and subsequent shipment to Talecris

Plasma Center Name	Talecris Center Code

Plasma Material Number

Bill of Lading Number(s)

Vendor Batch Number(s)

Section 1 — To be completed and submitted for approval to Talecris Account Manager

Plasma Center Information/Action	Info/Action	Initials/Date
Number of units of Source Plasma, Salvaged

Number of cases of Source Plasma, Salvaged

Earliest collection date of Source Plasma, Salvaged

Latest collection date of Source Plasma, Salvaged

Total time which the temperature was warmer than -20°C (recorded in hours)

Warmest temperature reached by freezer

Number of times plasma was exposed to temperatures warmer than -20°C during the entire freezing and storage period of the product.

Incident Report detailing the cause of the incident and CAPA taken (circle yes or no)	Y / N

All cases marked — “Source Plasma — Salvaged” (circle yes or no)	Y / N

BOL marked — “Source Plasma — Salvaged” (circle yes or no)	Y / N

Packing List Summary marked — “Source Plasma — Salvaged” (circle yes or no)	Y / N

Plasma re-classified/relabeled as Normal plasma if originally hyperimmune plasma (Anti-D plasma cannot be relabeled as Normal plasma nor shipped as salvaged plasma) (circle yes, no or N/A)	Y / N / N/A

Freezer temperature charts included with submission of Talecris Shipment Request/Approval Form of Source Plasma, Salvaged accounting for the date plasma was placed in freezer until date of this request (include period temperature of freezer was warmer than -20°C) (circle yes or no)
Y / N

Talecris	STANDARD OPERATING PROCEDURE	SOP #: CS-000-BE-053
BIOTHERAPEUTICS		REVISION: 11
	TITLE: Plasma Supplier Supplemental Directions	PAGE 2 of 2
APPENDIX F
Example Of Talecris Shipment Request/Approval Form For Source Plasma, Salvaged
Section 2 — To be completed by Talecris Account Manager:

Talecris Account Manager reviewed supplier’s Incident Report and found complete and acceptable	Y / N
Section 3 — To be completed at time of shipment: [ ] N/A if Section 2 is answered “NO”.

Number of times plasma was exposed to temperature warmer than -20°C during the entire freezing and storage period

Freezer temperature charts included in shipping document packet accounting for the entire storage period (circle yes or no)	Y / N

Plasma Center Manager	Signature/Date

Disposition of Request:	(Circle One)

	/		Approve	Reject

Talecris Account Manager		/ Date

	/		Approve	Reject

Talecris Clayton Quality Operations Manager		/ Date

Talecris BIOTHERAPEUTIC	STANDARD OPERATING PROCEDURE	SOP #: CS-000-BE-053 REVISION: 00
	TITLE: Plasma Supplier Supplemental Directions	PAGE 1 of 1 APPENDIX G
Example Of Talecris Shipper Label
SHIP — TO:
TALECRIS BIOTHERAPEUTICS
C/O NORDIC WAREHOUSE 2400 HODGES CHAPEL RD
BENSON, NC 27504
RETURN — TO:
OHIO BLOOD PLASMA, INC.
1116 MAIN STREET
CINCINNATI, OH 45202
U.S. LICENSE NO. 484
MATERIAL #: [BARCODE]
                        08634958
NORMAL, EU APPROVED (BOTTLES)
VENDOR BATCH
                              [BARCODE]
                    069424006003
CASE #: [BARCODE]
                240054198

Talecris
BIOTHERAPEUTICS	FINAL CONTROLLED DOCUMENT ROUTING FORM (REV 06)	Page 1 of 1
☐ NEW            ☑ REVISED            ☐ TEMPORARY            ☐ ALL LOTS            ☐ LOT SPECIFIC            ☐ AS REQUESTED

Document Type:	☑ SOP	☐ BPR	☐ Other (Specify)

Document #	CS-000-BE-053	Rev # 12	Prev. Doc. # N/A

Document Title:	Plasma Supplier Supplemental Directions

Authored By:	Amy Durham		☐ Author Check/Sign/Date for Training Credit

Owner’s Dept. Name:	QO Plasma / Zone 1		Date Requested: 02/20/2006

Document Owner:	Amy Durham

EFFECTIVE DATE	MAR 31 2006		FINAL DATE USED
Type of Change:            ☐ D            ☐ C            ☐ B           ☑ A            Change Control #: 2006052             ☐ N/A

Document processed by:

Signature:	/s/ Christy Pychinka	Print Name:	Christy Pychinka	Date:	2/21/06

Document reviewed in accordance with current requirements: ☐ Check for Training Credit

Signature:	/s/ Susan Dixon	Print Name:	Susan Dixon	Date:	2/21/06
WRITE A PARAGRAPH IN THE SPACE BELOW, SUMMARIZING THE PRIMARY REASON(S) FOR THIS REVISION
CCR 2006052
1.	Sections 3.4. and 7.6.1.c. — Indicate that the functions usually performed by the Talecris Plasma Operations Technical Services Manager may be performed by the Talecris Plasma Operations Account Mangers in the absence of the Technical Services Manager. Clarification by Plasma Operations of technical services functions performed in the absence of this position.
2.	Add new Section 7.5.2. and re-number remaining sections — Add section defining lookback and post donation information (PDI) notification requirements for listed plasma bleeds collected under prior NDDR and center code references. Clarify what NDDR and center code is required on the notification form for bleeds collected under prior ownership or previous NDDR number.
3.	Add new Section 7.6.1.d. and re-number remaining sections — Added for clarity of shipper information.
4.	Section 7.7.2.b. and Appendix B — List specific documentation that is required for review if there is more than 1 temperature excursion. Clarification and consistency of needed documentation to review in cases of more than one storage temperature excursion (>20C).
5.	Section 7.9.5.C. and Appendix C — Correct Benson address. It should be 2400 Hodges Chapel Road.
6. Section 7.9.5.1. Add or AM/PM designation for clarification.
7.	New Section 7.9.7. — List minimum information that is required on the plasma shipper label. Added for clarification and consistency for shipper label information.
8. Appendix A — Change Bayer reference to Talecris and update revision number.
9.	New Appendix G — Example of shipper label. As with NDP and the packing list summary form, include an example template for suppliers to reference for consistency.

As Document Owner, I state that the proposed changes and the entire document are consistent with all systems, documents, and current requirements. ☑ Check for Training Credit

Signature: /s/ Amy W. Durham	Print Name: Amy W. Durham	Date: 2/28/06

As Quality Approver, I have found the proposed changes and the entire document to be compliant with cGMPs and appropriate for the intended purpose of producing safe, pure and effective products.
☐ Check for Training Credit

Signature: /s/ John W. Parrish	Print Name: John W. Parrish	Date: 2/28/2006

NOTIFICATION FOR DESTRUCTION OF PLASMA				CS-000-BE-053, NDP Form: Revision 12 March 2006
(Supercedes CS-000-AR-107, NDP Form: Revision 00)
Page 1 of ___

This side to be completed by plasma supplier:				This side to be completed by Talecris Biotherapeutics, Clayton:

1.	Plasma Supplier
Reference # (optional):

2.	Center Code:	NDDR #:	Donor #	1.	Record receipt of fax from plasma supplier and assign log number. Confirm receipt of NDP form by completing this section and faxing back to the plasma supplier:

Receipt Date: Time: Log # Initials:
(Next line for Talecris to be filled in only after confirmation of successful fax transmittal)

3.	Center name and address:				Confirmation fax (within 1 working day):

Date: Time: Initials:

Entries 2 — 5 For Talecris Use Only

				2.	Lookback Coordinator:
Complete “Disposition Code” column for all units.

	(Circle as appropriate)				Date: ______ Time: _______ Initials (2) ________/_____
4.	Lookback for: HBsAg anti-HCV anti-HIV1/2 HIV-1Ag HCV by NAT HIV-1 by NAT HBV by NAT “Other” (explain below)

Date test result or other information received: ______________________

Collection	Control	Plasma Item or	Ship Doc #	Case Number	Disp.	3.	Disposition Codes
Date	Number	Material Number	or Vendor Batch #		Code		#1 Pooled prior to notification
#2 Unit received; to be destroyed

		Reactive Unit for	N/A	N/A	N/A		#3 Unit in transit/off-site storage; to be destroyed
		Viral or by NAT					#4 Unit shipped to contract fractionator

#6 Unit shipped back to plasma supplier
#7 Unit used for research purposes
#8 Unit removed for reason other than NDP

Explanation for “Other”:	Collection date of last negative Unit:	4.	Contract Fractionation Section:
			Contract fractionator notified by fax (Code #4):	Date/Initials:

5.	Information verified:		Fractionator’s acknowledgement of fax received:	Date/Initials:
	Date: Initials (2) /		Fractionator’s disposition report received:	Date/Initials:
Phone Clayton of intent to fax (919) 359-4444 Initials:

6.	Plasma Supplier fax:	5.	Completion and Final Review of NDP:

Reference attached ‘Work Complete’ print screen from the NDP Database for the following:
- Pool Number
7.	Fax this form to Clayton: (919) 359-4428		- Unit Removed/Destruction Date
Lookback Coordinator: Attach a ‘Work Complete’ Print Screen to this NDP form. Verify each unit is reconciled and matches disposition on Work Complete Printout.
Date faxed: Initials:			Date: Time: Initials
Lookback Coordinator ‘Work Complete’ approval: Date/Initials:
QO Plasma ‘Close’ review and approval: Date/Initials:

NOTIFICATION FOR DESTRUCTION OF PLASMA	CS-000-BE-053, NDP Form: Revision 12, March 2006 (Supercedes CS-000-AR-107, NDP Form: Revision 00) Page ___ of ___

This side to be completed by plasma supplier					This side to be completed by Talecris Biotherapeutics, Clayton:

Plasma Supplier Reference # (optional):					Log #:

Center Code:		NDDR #:		Donor #:

Collection Date	Control Number	Plasma Item or Material Number	Ship Doc # or Vendor Batch #	Case Number	Disp. Code

Disposition Codes

#1 Pooled prior to notification

#2 Unit received; to be destroyed

#3 Unit in transit/off-site storage; to be destroyed

#4 Unit shipped to contract fractionator

#6 Unit shipped back to plasma supplier

# 7 Unit used for research purposes

#8 Unit removed for reason other than NDP

CS-000-BE-053, PLS Form: Revision 11, March, 2006
(Supercedes: CS-000-AR-107, PLS Form: Revision 00)
Packing List Summary — Page 1

Center Name & Address:	Center Code: NDDR #: Vendor Batch: Talecris P.O. #:

Plasma Material
Number	# of Units	# of Shippers	Case Numbers	Liters

This Shipment:	Earliest Bleed Date: Latest Bleed Date:
This is to certify that:
•	All plasma units in this shipment are negative/non-reactive for the following tests: HBsAg, Anti-HCV, Anti-HlV-1/2, HCV / HIV-1 / HBV by NAT, and ALT values less than or equal to 2X the upper limit of normal.

•	Applicant Donor units in this shipment have been qualified by the receipt of acceptable test results obtained on a second unit within six months of the first unit.

•	Applicant Donor units in this shipment, with the exception of Anti-D specialty plasma donors, are negative for Anti-D.

•	Entire Anti-D shipment has an Anti-C titer of less than or equal to 1:8.
• Donors participating in an Anti-D stimulation program have not contributed to this shipment unless it is an Anti-D plasma shipment.
•	All donors have tested negative for syphilis as required by the Code of Federal Regulations.

•	Hyperimmune Anti-D, Rabies, Tetanus, and Hepatitis plasma have been pre-qualified by the Raleigh Test Lab.

•	All plasma units in this shipment have been collected and stored in compliance with all regulatory requirements and Talecris specifications.
Check one:
☐	The plasma in this shipment was stored at -20°C or colder, and is designated Source Plasma.

☐	The plasma in this shipment was stored at -20°C or colder, with an allowable temperature excursion (See PLS page 2 attached along with required temperature records), and is designated Source Plasma.

☐	The plasma in this shipment is designated Source Plasma, Salvaged (temperature records required).

Total number of storage temperature excursions warmer than -20ºC from earliest bleed date to shipping date: (If answer is other than zero complete PLS page 2 and attached to this form.)

PLASMA APPROVED FOR RELEASE:

	/			/

Quality		Date	Management		Date

CS-000-BE-053, PLS Form: Page 2 Revision 11, March, 2006
Packing List Summary — Page 2
Center Code:
NDDR#:
Vendor Batch #:
Material Number:
Attach copies of temperature records (freezer graph(s), freezer logs and any associated investigation and/or CAPA documents) related to the excursion(s) described below:

	Maximum	Duration of
Date of	Temperature	Temperature
Excursion(s)	Reached	Excursion(s)	Reason for Excursion(s)

Note:	If temperature excursions warrant plasma to be classified as “salvaged”, reference Talecris Plasma Supplier Supplemental Directions 7.8, requiring pre-approval from Talecris before shipment.
Signatures and Date

	/			/

Management		Date	Quality		Date

Revision 11
Talecris Shipment Request/Approval Form For Source Plasma, Salvaged
Center Management must complete this form and submit to Talecris Account Manager minimally one week prior to the proposed shipping date with applicable documentation for salvaged plasma intended for approval and subsequent shipment to Talecris

Talecris Center
Plasma Center Name	Code

Plasma Material Number

Bill of Lading Number(s)

Vendor Batch Number(s)

Section 1 — To be completed and submitted for approval to Talecris Account Manager

	Info/Action	Initials/Date
Plasma Center Information/Action
Number of units of Source Plasma, Salvaged

Number of cases of Source Plasma, Salvaged

Earliest collection date of Source Plasma, Salvaged

Latest collection date of Source Plasma, Salvaged

Total time which the temperature was warmer than -20°C (recorded in hours)

Warmest temperature reached by freezer

Number of times plasma was exposed to temperatures warmer than -20°C during the entire freezing and storage period of the product.

Incident Report detailing the cause of the incident and CAPA taken (circle yes or no)	Y / N

All cases marked — “Source Plasma — Salvaged” (circle yes or no)	Y / N

BOL marked — “Source Plasma — Salvaged” (circle yes or no)	Y / N

Packing List Summary marked – “Source Plasma – Salvaged” (circle yes or no)	Y / N

Plasma re-classified/relabeled as Normal plasma if originally hyperimmune plasma (Anti-D plasma cannot be relabeled as Normal plasma nor shipped as salvaged plasma) (circle yes, no or N/A)	Y / N / N/A

Freezer temperature charts included with submission of Talecris Shipment Request/Approval Form of Source Plasma, Salvaged accounting for the date plasma was placed in freezer until date of this request (include period temperature of freezer was warmer than –20°C) (circle yes or no)
Y / N

Section 2 - To be completed by Talecris Account Manager:

Talecris Account Manager reviewed supplier’s Incident Report and found complete and acceptable	Y / N

Section 3 - To be completed at time of shipment: [ ] N/A if Section 2 is answered “NO”.

Number of times plasma was exposed to temperature warmer than -20°C during the entire freezing and storage period

Freezer temperature charts included in shipping document packet accounting for the entire storage period (circle yes or no)	Y / N
Plasma Center Manager                                                                                   Signature/Date
Disposition of Request:                      (Circle One)

/	Approve	Reject
Talecris Account Manager / Date

/	Approve	Reject
Talecris Clayton Quality Operations Manager / Date

Talecris BIOTHERAPEUTICS	PURCHASE SPECIFICATION	SAP MATERIAL #: N/A REVISION: 023
	TITLE: GENERAL SPECIFICATION — SOURCE PLASMA	PAGE 1 of 12

/s/ Amy W. Durham	2/28/06	/s/ John W. Parrish	2/28/2006

Document Owner	Date	Quality Approver	Date

Supercedes: 19-71XX-XXX	Date Effective: MAR 31 2006
1.	PURPOSE
1.1.	To provide and describe the requirements specified by Talecris Biotherapeutics for the procurement of Source Plasma intended for manufacture of therapeutic biological products, both domestic and foreign. This specification is intended to assure that incoming plasma meets all Talecris requirements, in addition to established domestic and international regulations and standards for Source Plasma.
2.	SCOPE
2.1.	These requirements are applicable to all Source Plasma purchased by Talecris.
3.	REFERENCE(S)
3.1.	21 CFR 210 — Current Good Manufacturing Practice in Manufacturing, Processing, Packing or Holding of Drugs; General

3.2.	21 CFR 211 — Good Manufacturing Practice for Finished Pharmaceuticals

3.3.	21 CFR 606 — Current Good Manufacturing Practice for Blood and Blood Components

3.4.	21 CFR 610 — General Biological Products Standards

3.5.	21 CFR 640 — Additional Standards for Human Blood and Blood Products, Plasma and Source Plasma

3.6.	42 CFR 493 — CLIA regulations

3.7.	FDA approved Standard Operating Procedures Manuals

3.8.	EU Pharmacopoeia monograph for Human Plasma for Fractionation, Revision to Annex 14 to EU Guide to GMP: Manufacture of products derived from human blood or plasma.

3.9.	All current FDA guidance documents relating to collecting, testing, processing, storing or transporting Source Plasma

3.10.	RS-000-AA-011 Protocol for Submission of Plasma Samples to Talecris’ RTL

3.11.	PPTA Viral Marker Standard, Revised October 26, 2004 and PPTA Viral Marker Data Collection Form Instructions with attached samples

3.12.	PPTA Qualified Donor Standard

3.13.	PPTA NAT Testing Standard and NAT Technical Standard

3.14.	CS-000-AR-027 Auditing of Plasma Suppliers and Associated Test Laboratories
CONFIDENTIAL
This material is the property of Talecris Biotherapeutics, Inc. The information is confidential and is to be used only in connection with matters authorized by Talecris and no part of it is to be disclosed to others without prior written permission from Talecris.

Talecris BIOTHERAPEUTICS	PURCHASE SPECIFICATION	SAP MATERIAL #: N/A REVISION: 023
	TITLE: GENERAL SPECIFICATION — SOURCE PLASMA	PAGE 2 of 12
3.15.	CS-000-BE-053 Plasma Supplier Supplemental Directions

3.16.	CS-000-BE-057 Method for Evaluating the Suitability of Source Plasma Collection Facilities and Test Laboratories

3.17.	EMEA/CHMP/BWP/3794/03 Guideline on the Scientific Data Requirements for A Plasma Master File (PMF)

3.18.	EMEA/CHMP/BWP/125/04 Guideline on Epidemiological Data on Blood Transmissible Infections
4.	RESPONSIBILITIES
4.1.	Plasma supplier
4.1.1.	Assures that all conditions of this specification and supply contract are met.
4.2.	Talecris Plasma Operations, Account Manager
4.2.1.	Serves as point of contact for all communication with the Plasma Supplier and is responsible for disseminating information to and from the Plasma Supplier and appropriate departments within Talecris.

4.2.2.	Assists Plasma Supplier in developing and implementing training programs relevant to new Talecris requirements.

4.2.3.	Assists Plasma Supplier in developing and implementing corrective action plans in response to deficiencies identified in relation to Talecris specifications and regulatory agency requirements and recommendations.

4.2.4.	Conducts periodic review of suppliers’ contractual issues, delivery schedules and any proposed changes in center operations.

4.2.5.	Coordinates the evaluation process for all proposed plasma suppliers, collection and/or testing facilities.

4.2.6.	Communicates to the plasma supplier any quality issues (discrepancies) with product received.

4.2.7.	Coordinates communications between supplier and Talecris concerning investigations, CAPA and final resolution of product quality issues.
4.3.	Talecris Plasma Operations Technical Services Manager
4.3.1.	Approves use of specific plasma collection materials and supplies, all packaging and shipping materials, sample tubes, labels and bar code systems used by plasma suppliers. These functions may be performed by the Talecris Plasma Operations Account Managers in the absence of the Technical Services Manager.
4.4.	QO Compliance
4.4.1.	Maintains Supplier Information Database.

4.4.2.	Maintains current files for all plasma suppliers, collection and testing facilities, storage and transport facilities.

4.4.3.	Determines, communicates and has final approval of all changes in plasma supplier status and plasma testing facilities.
CONFIDENTIAL
This material is the property of Talecris Biotherapeutics, Inc. The information is confidential and is to be used only in connection with matters authorized by Talecris and no part of it is to be disclosed to others without prior written permission from Talecris.

Talecris BIOTHERAPEUTICS	PURCHASE SPECIFICATION	SAP MATERIAL #: N/A REVISION: 023
	TITLE: GENERAL SPECIFICATION — SOURCE PLASMA	PAGE 3 of 12
4.4.4.	Receives, evaluates and distributes viral marker data in accordance with current regulation requirements.
4.5.	Talecris Regulatory Affairs
4.5.1.	Maintains and updates Plasma Master File.

4.5.2.	Coordinates implementation of any new regulatory requirements.

4.5.3.	Files any necessary BPDRs.
4.6.	Talecris Quality Operations — Plasma
4.6.1.	Communicates to the plasma supplier and appropriate Talecris departments (e.g. Plasma Ops, QO Compliance) any quality issues (discrepancies) with product received.

4.6.2.	Approves final assessment and disposition of quality issues (discrepancies) arising at collection facilities.

4.6.3.	Reviews and dispositions all incoming plasma and modeled manufacturing pools.
4.7.	Talecris Plasma Receiving
4.7.1.	Receives all incoming plasma shipments.

4.7.2.	Receives all plasma notifications regarding the status of units shipped.

4.7.3.	Communicates to Talecris QO Plasma and Plasma Operations any discrepancies noted during plasma receipt.
5.	GENERAL REQUIREMENTS
5.1.	QO Compliance
5.1.1.	Plasma Supplier Approval – All plasma intended for use by Talecris must be collected by approved suppliers and collection facilities, and tested by approved laboratories using approved test kits, and stored and transported using approved establishments.

5.1.2.	Supplier Files – All supplier information is maintained by QO Compliance. Copies of the following documents must be current and updates provided by the supplier, when applicable:
a.	FDA approved ELA, PLA or BLA

b.	CLIA registration certificate for the facility

c.	Individual state licenses, as required

d.	iQPP certification for the collection facility

e.	FDA approved SOP manual

f.	Epidemiology Data– provided no less than quarterly (compiled monthly) using the Talecris form (Appendix C).

g.	FDA written approval to collect hyperimmune plasma, if shipped to Talecris.
CONFIDENTIAL
This material is the property of Talecris Biotherapeutics, Inc. The information is confidential and is to be used only in connection with matters authorized by Talecris and no part of it is to be disclosed to others without prior written permission from Talecris.

Talecris BIOTHERAPEUTICS	PURCHASE SPECIFICATION	SAP MATERIAL #: N/A REVISION: 023
	TITLE: GENERAL SPECIFICATION — SOURCE PLASMA	PAGE 4 of 12
h.	The supplier must notify the Talecris Plasma Operations Account Manager of any changes in the following, at the corporate level, or at an individual facility:
1).	Facility address or location, phone and fax numbers.

2).	Hours of operation.

3).	Management or medical supervisory personnel:
Lab Director Medical Director Physician Substitute Center Director, Manager or Assistant Manager Quality Assurance Specialist Regional Manager
i.	The supplier must notify Talecris Plasma Operations Account Manager prior to any changes in the following:
1).	Tests performed

2).	Methods/reagents/equipment or procedures used

3).	Plasma types collected

4).	Facility address

5).	Plasma collection materials
j.	For all collection, testing, storage and transport establishments, the following documentation is required to be provided to Talecris as soon as it becomes available:
1).	Copy of EU competent authority certificate, inspection observations and follow-up/corrective actions.

2).	U.S. FDA Form 483, inspection observations and follow-up/corrective actions.
k.	For all testing establishments, the following documentation is required to be provided to Talecris upon request:
1).	Copies of viral marker tests and NAT validation reports/data.

2).	Results of proficiency testing programs.
5.1.3.	Compliance Audits — QO Compliance group will conduct audits of all facilities on a periodic basis, not less than once every 24 months.
CONFIDENTIAL
This material is the property of Talecris Biotherapeutics, Inc. The information is confidential and is to be used only in connection with matters authorized by Talecris and no part of it is to be disclosed to others without prior written permission from Talecris.

Talecris BIOTHERAPEUTICS	PURCHASE SPECIFICATION	SAP MATERIAL #: N/A REVISION: 023
	TITLE: GENERAL SPECIFICATION — SOURCE PLASMA	PAGE 5 of 12
5.1.4.	Epidemiology Data – In accordance with current regulatory requirements and with some consideration given to the PPTA Viral Marker Standard, epidemiology data (viral marker serological and NAT), compiled monthly, must be provided for each facility collecting Source Plasma. The data is required to be reported to Talecris monthly for the entire year (Jan. 1 through Dec. 31) for each collection center supplying plasma to Talecris at any point in a given year regardless of duration of supply during the year. This is necessary to meet regulatory requirements for an epidemiological profile to be established and reported for each individual center supplying plasma to the manufacturing facility.
a.	Failure on the part of any collection facility to meet PPTA (iQPP) Standards will result in the removal of the collection facility from the approved supplier list.

b.	Data must be submitted using the attached form, Appendix C, by the end of the month following the close of each quarter (i.e.- Q1 due by 4/30, Q2 due by 7/31, Q3 due by 10/31 and Q4 due by 1/31). An alternate format may be used if requested in writing by the collection organization stating that the definitions as listed in Appendix C would be adhered to and the request is subsequently approved in writing by Plasma Operations, Quality Operations and Regulatory Affairs.

c.	Complete the form for each month and follow the instructions as indicated on the form, Appendix C. Definitions are provided below:
1).	“First time tested donor” – person whose blood/plasma is tested for the first time for viral markers without evidence of prior testing. The first time tested donor population represents a subset of applicant donors (“applicant donors” that are tested for the first time in the given system).

2).	“Repeat tested donor” – person whose blood/plasma has been tested previously for viral markers in the given system. This includes “applicant donors” tested for the second time, “applicant donors” re-qualifying after 6 months or more, and “qualified donors”.

3).	“Qualified donor” – an individual who has provided a plasma sample at a specified plasma center, at least twice in a six month period, and all screening requirements have been met for both a) questions and tests and for b) the donor and the plasma sample, according to the iQPP Qualified Donor Standard.

4).	Total number “First time tested donors” the total number of unique/individual donors presenting at a center at any time during the entire reporting calendar year (January 1 to December 31) who are tested for the first time for viral markers without evidence of prior testing. Do not count the same donor as identified by the unique donor ID more than once in a given year. These data should be provided when the December epidemiology data are reported and is to be a
CONFIDENTIAL
This material is the property of Talecris Biotherapeutics, Inc. The information is confidential and is to be used only in connection with matters authorized by Talecris and no part of it is to be disclosed to others without prior written permission from Talecris.

Talecris BIOTHERAPEUTICS	PURCHASE SPECIFICATION	SAP MATERIAL #: N/A REVISION: 023
	TITLE: GENERAL SPECIFICATION — SOURCE PLASMA	PAGE 6 of 12
comprehensive annual count. When reporting Jan. through Nov. epidemiology data, simply N/A this box for each center.

5).	Total number “Repeat tested donors” — the total number of unique/individual donors presenting at a center at any time during the entire reporting calendar year (January 1 to December 31) who have been tested previously for viral markers in the given system. Do not count the same donor as identified by the unique donor ID more than once in a given year. These data should be provided when the December epidemiology data are reported and is to be a comprehensive annual count. When reporting Jan. through Nov. epidemiology data, simply N/A this box for each center.

6).	Total number donations from “Repeat tested Donors” — the total number of donations collected from Repeat tested Donors during the entire reporting calendar year (January 1 to December 31). These data should be provided when the December epidemiology data are reported and is to be a comprehensive annual count. When reporting Jan. through Nov. epidemiology data, simply N/A this box for each center.

7).	Donation frequency — applies only to the “Repeat tested donors”. This should be calculated as the total number of donations from “Repeat tested donors” divided by the total number of “Repeat tested donors” for the entire reporting calendar year (January 1 through December 31) for each center. These data should be provided when the December epidemiology data are reported. When reporting January through November epidemiology data, simply N/A this box for each center.

8).	Confirmed seropositive: donors testing repeat reactive with a serological screening test (HBsAg, anti-HIV-1/2, anti-HCV)and who are subsequently confirmed positive by a supplementary method (Western Blot, RIBA, etc.). Do not count the same donor more than once in a given year.

9).	NAT only positive: confirmed positive in a NAT assay for a specific virus (HIV-1, HCV or HBV), and not found repeat reactive for that virus in serological screening i.e., window period cases. NAT only positives may or may not be subsequently confirmed by serological testing. Do not count the same donor more than once in a given year.
5.1.5.	All plasma suppliers must have a QA program in place, which is consistent with the current CBER document entitled “Guideline for Quality Assurance in Blood Establishments”.

5.1.6.	Deviations from Talecris Specifications
a.	Any proposed deviation to Talecris specification must be submitted in writing to the Talecris Plasma Operations Account Manager prior to implementation. Plasma Operations will initiate any required change control, on which QO disposition will
CONFIDENTIAL
This material is the property of Talecris Biotherapeutics, Inc. The information is confidential and is to be used only in connection with matters authorized by Talecris and no part of it is to be disclosed to others without prior written permission from Talecris.

Talecris BIOTHERAPEUTICS	PURCHASE SPECIFICATION	SAP MATERIAL #: N/A REVISION: 023
	TITLE: GENERAL SPECIFICATION — SOURCE PLASMA	PAGE 7 of 12
be documented.
5.2.	Regulatory Affairs
5.2.1.	The supplier must notify the Talecris Plasma Operations Account Manager, no longer than 72 hours/3 working days from discovery, in the event that any of the following occur, at the corporate level, or at an individual facility:
a.	Any fatal donor reaction, as defined in 21 CFR 640.73.

b.	Any FDA or other regulatory inspection results that may affect the approval status of any facility.

c.	Any regulatory action (i.e., warning letter, injunction, suspension) that would adversely affect, or bring into question, the quality of product produced for Talecris.
5.2.2.	The supplier must notify the Talecris Plasma Operations Account Manager and Clayton Plasma Receiving, and QO within [**] of notification for product seizure or recall.

5.2.3.	The supplier must notify Talecris Plasma Receiving within 72 hours/3 working days of any lookback notification as detailed in the Table of Actions. Reference section 5.2.2 for product seizure or recall.

5.2.4.	The supplier must notify Talecris Plasma Receiving in a timely manner (e.g. as soon as investigation and unit trace are completed) of any Post Donation Information notifications (examples, but not limited to, are tattoos, body piercings, high risk, etc.) as detailed in the Table of Actions. Reference section 5.2.2 for product seizure or recall.

5.2.5.	Regulatory actions may result in the removal of a facility from Talecris’ approved supplier list.
5.3.	Plasma Operations
5.3.1.	Supplier agreements – Each supplier group will sign a written statement agreeing to meet the Talecris specifications.

5.3.2.	The Supplier will communicate directly all concerns, questions and changes to the Talecris Plasma Operations Account Manager assigned to the supplier group, and in turn, the Account Manager will disseminate, within Talecris, all communications to and from the Supplier.
5.4.	Documents and Records, requirements as defined in 21 CFR 640.72, and in addition:
5.4.1.	Copies of this specification are sent to Plasma Operations Account Managers with each revision. From the date the specification is approved, the effectivity date will be stamped one month in advance and sent to plasma suppliers to conduct training.

5.4.2.	All facility documents and records pertaining to the collection, processing, QA/QC, storage, shipment and testing of plasma intended for manufacture by Talecris must be available for review for a minimum of 33 years.

5.4.3.	Each facility collecting or testing Source Plasma will be assigned a unique four-digit facility identification code. All documentation and records accompanying plasma units shipped to Talecris must be clearly identified with the facility identification code.
CONFIDENTIAL
This material is the property of Talecris Biotherapeutics, Inc. The information is confidential and is to be used only in connection with matters authorized by Talecris and no part of it is to be disclosed to others without prior written permission from Talecris.

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5.4.4.	If original documents are required, but are unavailable, a copy may be substituted as long as it is stamped with the statement “This is a true and accurate copy of the original.” Verification must be provided to assure that all copies are accurate, legible and accounted for.
5.5.	European Product
5.5.1.	Product intended for shipment to Europe must be collected and tested by EU approved facilities.

5.5.2.	EU Requirements are as follows:
a.	Inspection and approval by a European Competent Authority.

b.	Listed on the Talecris GMP certificate.
6.	DONOR SUITABILITY
6.1.	Requirements as defined in 21 CFR 640.61, 640.62, 640.63, 640.65(b), and 640.71 must be met, and in addition:
6.1.1.	Applicant donor procedures and policies must be in effect in accordance with the iQPP Qualified Donor Standard.

6.1.2.	Donors must be at least 18 years old. Donors older than 65 may donate if an acceptable physical examination and medical history is acquired annually.

6.1.3.	Normal Source Plasma, collected from donors who have been re-entered through FDA approved re-entry programs, is not acceptable for delivery to or use by Talecris (except Anti-D plasma, refer to Talecris Anti-D plasma specification for requirements. No other plasma type, including NX, may be shipped to Talecris from re-entered donors).

6.1.4.	Donors participating in an Anti-D stimulation program are not allowed to contribute to any other plasma type (NX, TX, HX, CX, RX) shipped to Talecris. Only Anti-D plasma may be shipped from donors participating in an Anti-D stimulation program.
7.	PLASMA COLLECTION
7.1.	Requirements defined in 21 CFR 640.62, 640.64, 640.65, 640.66, and 640.71 must be met, and in addition:
7.1.1.	Plasma identification systems and labels, plasma collection containers, anticoagulant, supplies and equipment, sample tubes, and all packaging and shipping materials used must be approved in writing, prior to use, by Talecris Plasma Operations, Technical Services (Appendix D).

7.1.2.	Only plasma collected in approved bottles using approved anticoagulant solutions (ref. Appendix D) are allowed to ship to Talecris.

7.1.3.	Each collection facility must adhere to PPTA (iQPP) and PPTA voluntary standards.

7.1.4.	A FDA approved nomogram must be used.
CONFIDENTIAL
This material is the property of Talecris Biotherapeutics, Inc. The information is confidential and is to be used only in connection with matters authorized by Talecris and no part of it is to be disclosed to others without prior written permission from Talecris.

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7.1.5.	Plasma Identification:
a.	A unique Control Number/Bleed Number must be assigned to one specific unit of plasma and all associated samples, which must be traceable to an individual donor and donation.

b.	The Source Plasma Label applied to the unit of plasma must also contain the facility identification code, name, address and US license number of the collection facility, or minimally, the address of the plasma supplier corporate office.

c.	Material Numbers:
1).	Talecris will determine and provide the appropriate material number(s) for use by the collection facility.

2).	In the event that it is ever necessary to change a material number on plasma already received or in transit to Talecris, the plasma supplier will communicate this change to the Talecris Plasma Operations Account Manager.

3).	In the event that it is necessary to change a material number on plasma that is in storage at a supplier’s facility, the supplier will be notified by the Talecris Plasma Operations Account Manager and requested to correct the shipping documents for the affected plasma, prior to shipment.
d.	The case shipper label must minimally contain the “ship from” and “ship to” address, the complete vendor batch number, the case number, and the product description. Reference the example label in CS-000-BE-053, Plasma Supplier Supplemental Directions, for preferred format and other preferred label information.
8.	PLASMA PROCESSING
8.1.	Requirements defined in 21 CFR 640.68, 640.69(d), 640.70, 640.71 and 640.72 must be met, and in addition:
8.1.1.	All plasma units must be placed in the freezer within one hour of collection and maintained at -20°C or colder.

8.1.2.	All plasma units must be evaluated for unacceptably high hemoglobin concentration using the Talecris Hemoglobin Comparator (reference CS-000-BE-053), following the instructions for use printed on the card. Plasma units with unacceptably high hemoglobin concentrations must not be shipped to Talecris.
9.	PLASMA PACKING
9.1.	Plasma must remain frozen during packing procedures.
CONFIDENTIAL
This material is the property of Talecris Biotherapeutics, Inc. The information is confidential and is to be used only in connection with matters authorized by Talecris and no part of it is to be disclosed to others without prior written permission from Talecris.

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10.	PLASMA STORAGE
10.1.	Requirements defined in 21 CFR 640.71, 640.76 and the EP Monograph for Human Plasma for Fractionation must be met, and in addition:
10.1.1.	Hyperimmune plasma, designated as Salvaged Plasma, must be relabeled as Normal X plasma. Talecris will not accept salvaged hyperimmune plasma.
Note: Anti-D plasma cannot be relabeled as Normal X plasma nor shipped as salvaged.
11.	PLASMA SHIPPING
11.1.	Requirements defined in 21 CFR 640.71 and 640.76, and in addition:
11.1.1.	Maximum volume of normal plasma to be shipped in a vendor batch is 3700 liters.

11.1.2.	Plasma Aging — Plasma must not be older than 24 months when shipped to Talecris.

11.1.3.	Plasma that falls into one of the following categories is unacceptable for shipment to Talecris:
a.	units with reactive or positive test results – refer to Appendix A-Table of Actions

b.	prior and/or subsequent units from TMR or PMR donors – refer to Appendix A- Table of Actions

c.	hemolyzed units, units with red spots in or on the plasma containers

d.	lipemic units

e.	units with frozen plasma on the outside of the container

f.	broken, cracked or contaminated units

g.	untested, or units with incomplete testing

h.	orphan units

i.	units collected from donors re-entered through a FDA approved donor re-entry program (except Anti-D plasma, refer to Talecris Anti-D plasma specification for requirements).

j.	recovered plasma

k.	unlabeled or mislabeled units, or units with torn or unreadable labels

l.	units tested by a non-approved laboratory, or by non-approved test methods, reagents or equipment

m.	units collected at non-approved facilities or by non approved owner groups

n.	units having errors that breech traceability, such as units that cannot be traced back to an individual donor

o.	parvo elevated units

p.	units with ALT greater than 2 times the upper limit of normal

q.	units with < 200 mL / bottle

r.	plasma shipped to Talecris out of collection sequence
CONFIDENTIAL
This material is the property of Talecris Biotherapeutics, Inc. The information is confidential and is to be used only in connection with matters authorized by Talecris and no part of it is to be disclosed to others without prior written permission from Talecris.

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s.	unit(s) with prior notification to supplier of unacceptable status by Talecris
11.1.4.	Quarantine Plasma Shipments
a.	Quarantined plasma shipments must be pre-approved by CBER.

b.	Quarantined plasma shipments must be pre-approved by Talecris. Notification, in writing, including documentation of CBER approval, must be provided to the Talecris Plasma Operations Account Manager and written approval received from Talecris prior to shipment.
11.1.5.	Source Plasma — Salvaged
a.	Salvaged Plasma shipments must be pre-approved by Talecris. Notification, in writing, must be provided to the Talecris Plasma Operations Account Manager and written approval received from Talecris prior to shipment.
11.1.6.	A documentation packet must accompany each shipment of plasma and must be QA approved.

11.1.7.	Transport/Carriers and Off-Site Storage
a.	All carriers used to transport Source Plasma and off-site storage facilities must be pre-approved by Talecris.

b.	The temperature of the transport trailer must be -25°C or colder prior to loading the plasma shipment.
12.	TESTING REQUIREMENTS
12.1.	Testing requirements as described in 21 CFR 640.67 and 640.71 must be met, and in addition all plasma units intended for use by Talecris must meet the following criteria prior to shipment:

Test Type	Test Requirements
HBsAG[1,4]	Non-reactive[3]
Anti-HIV-1/2[1,4]	Non-reactive[3]
Anti-HCV[1,4]	Non-reactive[3]
ALT[4]	Less than or equal to 2X the upper limit of normal
Syphilis[4,7]	Negative or Non-reactive[3] for donor
Atypical Antibody[2,4,5,6]	Negative or Non-detectable (<1:1)
HCV NAT[1,4]	Negative[3]
HIV NAT[1,4]	Negative[3]
HBV NAT[1,4]	Negative[3]
Parvo, B-19 NAT[8]	Non-Elevated

Notes:

1.	Most current version or generation available of a FDA approved test method must be used.

2.	Test reagents for atypical antibody screening tests must include specific anti-D antibody. Detection of other atypical antibodies is not required, except anti-C for Rho-D plasma.

3.	Some manufacturer’s package inserts use the terms “negative” and “non-reactive” interchangeably.
CONFIDENTIAL
This material is the property of Talecris Biotherapeutics, Inc. The information is confidential and is to be used only in connection with matters authorized by Talecris and no part of it is to be disclosed to others without prior written permission from Talecris.

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4.	Prior to use, the test kit manufacturer, test kit methodology and testing facility must be approved by Talecris.

5.	Test not performed on anti-D specialty plasma.

6.	Test applicant or qualified donors. Testing must be performed and acceptable prior to sending units from donor.

7.	Donor test performed every 4 months.

8.	Parvo elevated units are unacceptable to ship to Talecris.
12.2.	Testing must be performed by a testing facility that meets all regulatory and licensing requirements and has been pre-approved by Talecris . The Talecris Director of Plasma Operations will approve one of the Talecris eligible viral marker testing labs for each plasma supplier. The Talecris Director will also approve any switch of viral marker testing laboratories prior to change.

12.3.	Notification for Destruction of Plasma
12.3.1.	Notification to Talecris Plasma Receiving must be made
a.	within three working days/72 hours upon receipt of a reactive or positive test result for a donor from whom prior or subsequent units have been shipped to Talecris (lookbacks).

b.	within one working day/24 hours of notification of Post Donation Information resulting in product recalls or seizure concerning units shipped to Talecris.

c.	within a timely manner for Post Donation Information not resulting in a seizure or recall (example: tattoo, body piercing, high risk).
12.3.2.	Concerning instances of owner transfer of plasma centers, the NDDR and Talecris center code reported on the NDP sent to Talecris must reflect the NDDR / center code at the time of unit collection (not at time of reporting).
13.	ATTACHMENTS
13.1.	Appendix A –Table of Actions – Unacceptable Plasma and Donors

13.2.	Appendix B – Glossary of Terms

13.3.	Appendix C – Epidemiology Data Form

13.4.	Appendix D – List of Approved Materials, Supplies and Vendors
CONFIDENTIAL
This material is the property of Talecris Biotherapeutics, Inc. The information is confidential and is to be used only in connection with matters authorized by Talecris and no part of it is to be disclosed to others without prior written permission from Talecris.

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APPENDIX A — TABLE OF ACTIONS — UNACCEPTABLE PLASMA AND DONORS

Action on
	Action on This	Subsequent	Action on Prior	Action on
Test Results or Behavior or Circumstances	Donation	Donations	Donations	Donor
ALT Elevated (greater than 2 x the upper limit of normal)	Destroy (1)	No Action	No Action	No Action

Sexual Partner	No Action	No Action	No Action	No Action

ATYA Positive (Atypical Antibody)	Destroy (1)	Destroy (1)	No Action, unless the positive unit was the second donation from an applicant donor. In this case, the first donation is also unacceptable for Talecris.	Not acceptable for Talecris

Sexual Partner	No Action	No Action	No Action	No Action

Parvo, B-19 by NAT Elevated	Destroy (1)	No Action	No Action	No Action

Footnotes:	(1) — The option to divert plasma units from Talecris is allowed at those plasma centers that have approved SOPs to do so.
NOTE:
Exceptions to this Table of Actions are to be managed according to directions in section 5.1.6 in the General Specification — Source Plasma .
CONFIDENTIAL
This material is the property of Talecris Biotherapeutics, Inc. The information is confidential and is to be used only in connection with matters authorized by Talecris and no part of it is to be disclosed to others without prior written permission from Talecris.

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APPENDIX A — TABLE OF ACTIONS — UNACCEPTABLE PLASMA AND DONORS

Action on
	Action on This	Subsequent	Action on Prior
Test Results or Behavior or circumstances	Donation	Donations	Donations	Action on Donor
vCJD: Information or Post Donation Information (PDI) from a donor who has been diagnosed with vCJD, suspected vCJD, or CJD diagnosis and Age < 55 years.	Destroy (1)	Destroy (1)	Destroy (1) LB to include all in-date Source Plasma units	PMR

Sexual Partner	No Action	No Action	No Action	No Action

CJD: Information or Post Donation Information (PDI) from a donor who has been diagnosed with CJD and Age ≥ 55 years	Destroy (1)	Destroy (1)	Destroy (1) LB not to exceed 3 years from date of center notification	PMR

Sexual Partner	No Action	No Action	No Action	No Action

CJD/vCJD Increased Risk: Information or Post Donation Information (PDI) from a donor who has received a dura mater graft, or human pituitary growth hormone (HPGH).	Destroy (1)	Destroy (1)	Destroy (1) LB to date of event	PMR

Sexual Partner	No Action	No Action	No Action	No Action

Footnotes:	(1) —	The option to divert plasma units from Talecris is allowed at those plasma centers that have approved SOPs to do so.

	(2) —	UK Countries include: England, Scotland, Wales, Northern Ireland, Isle of Man, the Channel Islands, Gilbraltar or the Falkland Islands.
NOTE:
Exceptions to this Table of Actions are to be managed according to directions in section 5.1.6 in the General Specification — Source Plasma.
CONFIDENTIAL
This material is the property of Talecris Biotherapeutics, Inc. The information is confidential and is to be used only in connection with matters authorized by Talecris and no part of it is to be disclosed to others without prior written permission from Talecris.

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APPENDIX A — TABLE OF ACTIONS — UNACCEPTABLE PLASMA AND DONORS

	Action on	Action on
	This	Subsequent	Action on Prior
Test Results or Behavior or Circumstances	Donation	Donations	Donations	Action on Donor
CJD/vCJD Potential Risk:
Donor with a family history of one or more blood relatives diagnosed with CJD/vCJD, recipient of bovine-derived insulin since 1980, or who has accumulated travel or residence in the UK of 3 months or more between 1980 and 1996,* (2) This information may be received as PDI.
	Destroy (1)	Destroy (1)	Destroy (1) LB not to exceed 3 years from date of center notification for familial risk	PMR for familial risk

			Destroy (1) LB not to exceed 3 years from date of center notification	Indefinite deferral for travel risk and bovine insulin
for travel risk and bovine insulin.

Sexual Partner	No Action	No Action	No Action	No Action

Footnotes:	(1) —	The option to divert plasma units from Talecris is allowed at those plasma centers that have approved SOPs to do so.

	(2) —	UK Countries include: England, Scotland, Wales, Northern Ireland, Isle of Man, the Channel Islands, Gilbraltar or the Falkland Islands.
NOTE:
Exceptions to this Table of Actions are to be managed according to directions in section 5.1.6 in the General Specification — Source Plasma.
*Who has spent 5 years or more cumulatively in France from 1980 to the present or who has received a transfusion of blood or blood components in the U.K. between 1980 and the present. Additionally, donors who are former or current U.S. military personnel, civilian military personnel or their dependents who resided at U.S. military bases in Northern Europe (Germany, United Kingdom, Belgium and the Netherlands) for 6 months or more, from 1980 through 1990 or, who resided at U.S. military bases elsewhere in Europe (Greece, Turkey, Spain, Portugal and Italy) for 6 months or more, from 1980 through 1996.
CONFIDENTIAL
This material is the property of Talecris Biotherapeutics, Inc. The information is confidential and is to be used only in connection with matters authorized by Talecris and no part of it is to be disclosed to others without prior written permission from Talecris.

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APPENDIX A — TABLE OF ACTIONS — UNACCEPTABLE PLASMA AND DONORS

Test Results or Behavior	Action on This	Action on Subsequent
or Circumstances	Donation	Donations	Action on Prior Donations	Action on Donor
Diagnosed Acute West Nile Virus Illness or Infection (3)	Destroy (1)	Destroy (1) Time period to cover 14 days prior to the onset of symptoms and 28 days subsequent to the onset of illness.	Destroy (1) Time period to cover 14 days prior to the onset of symptoms and 120 days subsequent to the onset of illness.	TMR 120 days following diagnosis or onset of illness, whichever is the later date

Sexual Partner	No Action	No Action	No Action	No Action

Suspected Acute West Nile Virus Illness or Infection (2)	Destroy (1) (if quarantine and retrieval is decided by the center Medical Director)	N/A	Destroy (1) (if quarantine and retrieval is decided by the center Medical Director) LB to 14 days prior to and 120 days subsequent to the onset of symptoms.	TMR 120 days following diagnosis or onset of illness, whichever is the later date

Sexual Partner	No Action	No Action	No Action	No Action

Footnotes:	(1) —	The option to divert plasma units from Talecris is allowed at those plasma centers that have FDA approval to do so.

	(2) —	According to CBER guidance, the minimum time frame to ask questions regarding suspected acute WNV infection is from May 1st to November 30th each year. If the plasma center medical directors suspects a case of acute WNV infection, at any time of year, the plasma units and plasma donor should be managed as stated in the table of actions.

	(3) —	In the absence of current or recent symptoms, an IgM positive antibody test result alone should not be grounds for deferral.
NOTE:
Exceptions to this Table of Actions are to be managed according to directions in section 5.1.6 in the General Specification — Source Plasma.
CONFIDENTIAL
This material is the property of Talecris Biotherapeutics, Inc. The information is confidential and is to be used only in connection with matters authorized by Talecris and no part of it is to be disclosed to others without prior written permission from Talecris.

\

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APPENDIX A — TABLE OF ACTIONS — UNACCEPTABLE PLASMA AND DONORS

Action on
	Action on This	Subsequent
Test Results or Behavior or Circumstances	Donation	Donations	Action on Prior Donations	Action on Donor
HBsAg (EIA repeat reactive) or HBV by NAT	Destroy (1)	Destroy (1)	Destroy (1) LB units 12 months from last negative donation, not to exceed 3 years	PMR (NDDR)

Household Contact or Sexual Partner	Destroy (1)	Destroy (1)	Destroy (1) LB units 12 months from date of center notification	TMR 12 months from date of last household or sexual contact.

Anti-HCV (EIA repeat reactive) or HCV by NAT	Destroy (1)	Destroy (1)	Destroy (1) LB units 12 months from last negative donation, not to exceed 3 years	PMR (NDDR)

Household Contact or Sexual Partner	Destroy (1)	Destroy (1)	Destroy (1) LB units 12 months from date of center notification	TMR 12 months from date of last household or sexual contact.

Hepatitis Risk/Behavior: Pre-donation History, Clinical Signs or Symptoms	Destroy (1)	Destroy (1)	Destroy (1) LB units 12 months from date of center notification, not to exceed 3 years	PMR

Household Contact or Sexual Partner	No Action	No Action	No Action	No Action

IV Drug User: Past or present	Destroy (1)	Destroy (1)	Destroy (1) LB units 12 months from date of center notification	PMR

Sexual Partner	Destroy (1)	Destroy (1)	Destroy (1) LB units 12 months from date of center notification	TMR 12 months from date of last sexual contact

Footnotes:	(1) — The option to divert plasma units from Talecris is allowed at those plasma centers that have FDA approval to do so.
NOTE:
Exceptions to this Table of Actions are to be managed according to directions in section 5.1.6 in the General Specification — Source Plasma.
CONFIDENTIAL
This material is the property of Talecris Biotherapeutics, Inc. The information is confidential and is to be used only in connection with matters authorized by Talecris and no part of it is to be disclosed to others without prior written permission from Talecris.

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APPENDIX A — TABLE OF ACTIONS — UNACCEPTABLE PLASMA AND DONORS

Action on
	Action on This	Subsequent
Test Results or Behavior or Circumstances	Donation	Donations	Action on Prior Donations	Action on Donor
PDI-Post Donation Information received describing possible exposure to Hepatitis or HIV	Destroy (1)	Destroy (1)	Destroy (1) LB units 12 months to date of exposure, not to exceed 12 months	TMR for 12 months from date of exposure

Household Contact (2) or Sexual Partner	No Action	No Action	No Action	No Action

Anti-HCV-1/2 (EIA repeat reactive), AIDS or HIV risk	Destroy (1)	Destroy (1)	Destroy (1) LB units 6 months from last negative donation, not to exceed 3 years	PMR (NDDR) (3)

Sexual Partner	Destroy (1)	Destroy (1)	Destroy (1) LB units 6 months from date of center notification	TMR 12 months from date of last sexual contact

HIV-1 NAT	Destroy (1)	Destroy (1)	Destroy (1) LB units 3 months from last negative donation, not to exceed 3 years	PMR (NDDR)

Sexual Partner	Destroy (1)	Destroy (1)	Destroy (1) LB units 3 months from date of center notification	TMR 12 months from date of last sexual contact

Footnotes:	(1) —	The option to divert plasma units from Talecris is allowed at those plasma centers that have FDA approval to do so.

	(2) —	Applies to exposure to Hepatitis only.

	(3) —	NDDR notification is for reactive results only; not for high risk.
NOTE:
Exceptions to this Table of Actions are to be managed according to directions in section 5.1.6 in the General Specification — Source Plasma.
CONFIDENTIAL
This material is the property of Talecris Biotherapeutics, Inc. The information is confidential and is to be used only in connection with matters authorized by Talecris and no part of it is to be disclosed to others without prior written permission from Talecris.

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APPENDIX A — TABLE OF ACTIONS — UNACCEPTABLE PLASMA AND DONORS

	Action on	Action on
	This	Subsequent
Test Results or Behavior or Circumstances	Donation	Donations	Action on Prior Donations	Action on Donor
Syphilis, confirmatory positive or confirmatory not performed	Destroy (1)	Destroy (1)	No Action	Not acceptable for Talecris

Sexual Partner	No Action	No Action	No Action	TMR 12 months from date of last sexual contact

Syphilis positive, confirmatory negative	No Action	No Action	No Action	No action if approved for further donations by the Medical Supervisor (2)

Sexual Partner	No Action	No Action	No Action	No Action

Footnotes:	(1) —	The option to divert plasma units from Talecris is allowed at those plasma centers that have FDA approval to do so.

	(2) —	FDA requires a licensed physician to approve donor for further donations.
NOTE:
Exceptions to this Table of Actions are to be managed according to directions in section 5.1.6 in the General Specification — Source Plasma.
CONFIDENTIAL
This material is the property of Talecris Biotherapeutics, Inc. The information is confidential and is to be used only in connection with matters authorized by Talecris and no part of it is to be disclosed to others without prior written permission from Talecris.

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APPENDIX A — TABLE OF ACTIONS – UNACCEPTABLE PLASMA AND DONORS

Test Results or
Behavior	Action on this	Action on subsequent	Action on prior
or Circumstances	donation	donations	donations	Action on the Donor
Donors reporting a history of SARS or suspected SARS	Destroy (1)	Destroy (1) Time period to cover 28 days after complete symptom resolution AND the cessation of any treatment	Destroy (1) LB to date of exposure	TMR until 28 days after complete symptom resolution AND the cessation of any treatment
Close Contact (2) OR Travel / Residence Exposure	Destroy (1)(3)	Destroy (1)(3) Time period to cover NLT 14 days after last exposure OR 14 days after arrival in the US if travel/residence exposure	Destroy (1)(3) LB to date of exposure	TMR for NLT 14 days after last exposure OR for 14 days after arrival in the US if travel/residence exposure

Footnotes:	(1)	–	The option to divert plasma units from Talecris is allowed at those plasma centers that have FDA approval to do so.

	(2)	–	Close contact is defined as having cared for, having lived with, or having had direct contact with respiratory secretions and/or body fluids of a patient known to be a suspect. SARS case.

	(3)	–	If the donor is symptom-free more than 14 days post-exposure, product retrieval and quarantine are not necessary.
NOTE:
Exceptions to this Table of Actions are to be managed according to directions in section 5.1.6 in the General Specification – Source Plasma.
CONFIDENTIAL
This material is the property of Talecris Biotherapeutics, Inc. The information is confidential and is to be used only in connection with matters authorized by Talecris and no part of it is to be disclosed to others without prior written permission from Talecris.

Talecris		PURCHASE SPECIFICATION	SAP MATERIAL #: N/A
BIOTHERAPEUTICS			REVISION: 023
	TITLE:	GENERAL SPECIFICATION — SOURCE PLASMA	PAGE 9 of 12
APPENDIX A — TABLE OF ACTIONS — UNACCEPTABLE PLASMA AND DONORS

Test Results or	Action on
Behavior	this	Action on subsequent
or Circumstances	donation	donations	Action on prior donations	Action on the Donor
Recipient of Smallpox Vaccine – WITHOUT Vaccine Complications	Destroy (1)	A) Destroy — Time Period to Cover Date of Smallpox Vaccination and date the scab spontaneously separated or 21 days whichever is longer.

B) Destroy — Time Period to Cover Date of Smallpox Vaccination and 2 months after Vaccination.	A) Destroy — Time Period to Cover Date of Smallpox Vaccination and date the scab spontaneously separated or 21 days whichever is longer.

B) Destroy — Time Period to Cover Date of Smallpox Vaccination and 2 months after vaccination.	A) TMR until the vaccination scab has separated spontaneously, or for 21 days post-vaccination, whichever is the later date.

B) If scab was removed prior to separating spontaneously, TMR for 2 months after vaccination.
Sexual Partner	No Action	No Action	No Action	No Action

Recipient of Smallpox Vaccine – With Vaccine Complications	Destroy (1)	Destroy — Time Period to Cover Date of Smallpox Vaccination and 14 days after all vaccine complications have completely resolved.	Destroy — Time Period to Cover Date of Smallpox Vaccination and 14 days after all vaccine complications have completely resolved.	TMR until 14 days after all vaccine complications have completely resolved.
Sexual Partner	No Action	No Action	No Action	No Action

Recipient of Antrax Vaccine	No Action	No Action	No Action	TMR 48 hours from time of vaccination.

Footnotes:	(1)	–	The option to divert plasma units from Talecris is allowed at those plasma centers that have FDA approval to do so.
NOTE:
Exceptions to this Table of Actions are to be managed according to directions in section 5.1.6 in the General Specification — Source Plasma.
CONFIDENTIAL
This material is the property of Talecris Biotherapeutics, Inc. The information is confidential and is to be used only in connection with matters authorized by Talecris and no part of it is to be disclosed to others without prior written permission from Talecris.

Talecris		PURCHASE SPECIFICATION	SAP MATERIAL #: N/A
BIOTHERAPEUTICS			REVISION: 023
	TITLE:	GENERAL SPECIFICATION — SOURCE PLASMA	PAGE 10 of 12
APPENDIX A — TABLE OF ACTIONS — UNACCEPTABLE PLASMA AND DONORS

Test Results or	Action on
Behavior	this	Action on subsequent
or Circumstances	donation	donations	Action on prior donations	Action on the Donor
Symptomatic Contacts (of Smallpox Vaccinees) Exhibiting Localized Skin Lesions with No Other Complications	Destroy (1)	A) Destroy – Time Period to Cover Date of Contact with Smallpox Vaccinee (if known) and date the scab spontaneously separated.

B) Destroy – Time Period to Cover Date of Contact with Smallpox Vaccinee (if known) and 3 months from the date of vaccination of the vaccine recipient with whom contact occurred or for 2 months from the present if the vaccination date is not known.	A) Destroy – Time Period to Cover Date of Contact with Smallpox Vaccinee (if known) and date the scab spontaneously separated.

B) Destroy – Time Period to Cover Date of Contact with Smallpox Vaccinee (if known) and 3 months from the date of vaccination of the vaccine recipient with whom contact occurred or for 2 months from the present if the vaccination date is not known.	A) If the scab separated spontaneously, no action is taken.

B) If the scab was removed prior to separating spontaneously, TMR for 3 months from the date or vaccination of the vaccine recipient with whom contact occurred or for 2 months from the present if the vaccination date is not known.
Sexual Partner	No Action	No Action	No Action	No Action

Symptomatic Contacts (of Smallpox Vaccinees) Exhibiting Vaccine Complications	Destroy (1)	Destroy – Time Period to Cover Date of Contact with Smallpox Vaccinee (if known) and 14 days after all vaccine complications have completely resolved.	Destroy – Time Period to Cover Date of Contact with Smallpox Vaccinee (if known) and 14 days after all vaccine complications have completely resolved.	TMR until 14 days after all vaccine complications have completely resolved.
Sexual Partner	No Action	No Action	No Action	No Action

Footnotes:	(1)	–	The option to divert plasma units from Talecris is allowed at those plasma centers that have FDA approval to do so.
NOTE:
Exceptions to this Table of Actions are to be managed according to directions in section 5.1.6 in the General Specification – Source Plasma.
CONFIDENTIAL
This material is the property of Talecris Biotherapeutics, Inc. The information is confidential and is to be used only in connection with matters authorized by Talecris and no part of it is to be disclosed to others without prior written permission from Talecris.

Talecris		PURCHASE SPECIFICATION	SAP MATERIAL #: N/A
BIOTHERAPEUTICS			REVISION: 023
	TITLE:	GENERAL SPECIFICATION — SOURCE PLASMA	PAGE 11 of 12
APPENDIX A — TABLE OF ACTIONS – UNACCEPTABLE PLASMA AND DONORS

Test Results or	Action on
Behavior or	this	Action on subsequent
Circumstances	donation	donations	Action on prior donations	Action on the Donor
Vaccines with killed /inactivated viruses or bacteria recombinant, OR Toxoids	No Action	No Action	No Action	No Action if donor is acceptable according to the center medical director or supervisor.

Vaccines with attenuated bacteria or viruses	No Action	No Action	No Action	TMR for 4 weeks from vaccination date.

Other Vaccines: Rabies, tick- borne encephalitis	No Action	No Action	No Action	No Action if donor is acceptable according to the center medical director or supervisor. OR TMR for 1 year if vaccine was administered post-exposure. Deferral period is from last exposure to rabies.

NOTE:
Exceptions to this Table of Actions are to be managed according to directions in section 5.1.6 in the General Specification – Source Plasma.
CONFIDENTIAL
This material is the property of Talecris Biotherapeutics, Inc. The information is confidential and is to be used only in connection with matters authorized by Talecris and no part of it is to be disclosed to others without prior written permission from Talecris.

Talecris		PURCHASE SPECIFICATION	SAP MATERIAL #: N/A
BIOTHERAPEUTICS			REVISION: 023
	TITLE:	GENERAL SPECIFICATION — SOURCE PLASMA	PAGE 12 of 12
APPENDIX A — TABLE OF ACTIONS – UNACCEPTABLE PLASMA AND DONORS

Test Results or
Behavior or	Action on this	Action on subsequent
Circumstances	donation	donations	Action on prior donations	Action on the Donor
Confirmed Medical Diagnosis of Anthrax of Any Form	Destroy (1)	Destroy (1) Time period to cover known date of exposure to Anthrax or 60 days prior to the onset of illness until the condition is considered resolved	Destroy (1) Time period to cover known date of exposure to Anthrax or 60 days prior to the onset of illness, whichever is the shorter period	TMR until donor completes a full course of appropriate treatment and condition is considered resolved.
Sexual Partner	No Action	No Action	No Action	No Action

Proven Anthrax Bacterial Colonization	No Action	No Action	No Action	TMR until donor completes a full course of prophylaxis with an appropriate antibiotic.
Sexual Partner	No Action	No Action	No Action	No Action

Undiagnosed Skin Lesions Expected to be Anthrax	No Action	No Action	No Action	TMR until either donor lesion is proven not to be Anthrax or donor completes full course of appropriate treatment and condition is considered resolved.
Sexual Partner	No Action	No Action	No Action	No Action

Undiagnosed Post-Donation Illness in Individuals Potentially Exposed to Anthrax	Destroy (1) (if quarantine and retrieval is decided by the center Medical Director)	N/A	Destroy (1)
			(if quarantine and retrieval is decided by the center Medical Director) Time period to cover known date of exposure to Anthrax or 60 days prior to the onset of illness, whichever is the shorter period	TMR until condition is considered resolved.
Sexual Partner	No Action	No Action	No Action	No Action

Footnotes:	(1)	–	The option to divert plasma units from Talecris is allowed at those plasma centers that have FDA approval to do so.
NOTE:
Exceptions to this Table of Actions are to be managed according to directions in section 5.1.6 in the General Specification – Source Plasma.
CONFIDENTIAL
This material is the property of Talecris Biotherapeutics, Inc. The information is confidential and is to be used only in connection with matters authorized by Talecris and no part of it is to be disclosed to others without prior written permission from Talecris.

Talecris BIOTHERAPEUTICS	PURCHASE SPECIFICATION	SAP MATERIAL #: N/A REVISION: 023
	TITLE: GENERAL SPECIFICATION — SOURCE PLASMA	PAGE 1 of 3
APPENDIX B – GLOSSARY OF TERMS
Applicant Donor – A donor who has not acquired Qualified Donor Status or has had a lapse of six months or more between donations.
BPDR – Biological Product Deviation Report
SAP Case Number – Identifies the individual case of plasma within the vendor batch. The SAP case number cannot be duplicated within a given vendor batch.
CAPA – Corrective Action(s) and/or preventive action(s).
Catalog Number - see Plasma Material Numbers.
Control Number / Bleed Number - A unique plasma unit identification number.
CTR - Confidential Test Report – a form generated by RTL which serves as notification that a sample tested is reactive or positive for one of the required NAT tests.
Donor Number – A unique number assigned to each individual donor at the first donation, which is used to identify that individual donor throughout their donation history at a particular collection facility.
Facility Identification Code — A unique four character (usually alpha) code assigned by Talecris to identify plasma center and test facility locations.
Household Contact – Persons who have been in close contact with a case of hepatitis infection (acute or chronic).
ITS – Incident Tracking System captures the investigations and documents related to discrepant plasma reports that have been shipped and found at check-in by Talecris (RMR) or already processed by Talecris (ITS).
Last Negative Donation – For the purposes of evaluating lookback reporting timeframes, the last negative donation is applicable to both NAT and viral marker testing.
LB – Lookback. Plasma unit with acceptable viral marker testing associated with a donor who has either subsequently seroconverted, is initially reactive or is otherwise determined to be unacceptable.
NAT – Nucleic Acid Amplification Technology.
NDDR – National Donor Deferral Registry.
NDP – Notification for Destruction of Plasma form to be submitted to Talecris in the event plasma unit removal or disposition is required.
Orphan Unit - The first unit of plasma donated by an Applicant Donor, for which a second unit is not collected or successfully tested within six months of the first unit. An orphan unit is unacceptable for shipment to Talecris.
Plasma Material Numbers – Plasma types are assigned 8-digit Material Numbers that numerically code for the type antibody present in the plasma, as well as other important characteristics, such as EU product eligibility and level of NAT testing.
Note: Plasma material numbers were formerly referred to as plasma item numbers. The correspondence between the current material numbers and the legacy item numbers is detailed in the table below:
CONFIDENTIAL
This material is the property of Talecris Biotherapeutics, Inc. The information is confidential and is to be used only in connection with matters authorized by Talecris and no part of it is to be disclosed to others without prior written permission from Talecris.

Talecris BIOTHERAPEUTICS	PURCHASE SPECIFICATION	SAP MATERIAL #: N/A REVISION: 023
	TITLE: GENERAL SPECIFICATION — SOURCE PLASMA	PAGE 2 of 3
APPENDIX B

PLASMA DESCRIPTION	PLASMA MATERIAL #	LEGACY ITEM #
Normal, EU approved, bottles	08634958	19-7100-110
Normal, non-EU approved, bottles	08634966	19-7100-111
Normal, EU “Flash Frozen” approved, all products, bottles	08754430	N/A
Normal, EU approved from Configured Pools (ZLB)	08936601	N/A
CMV, EU approved, bottles	08635318	19-7122-110
CMV, non-EU approved, bottles	08635326	19-7122-111
Tetanus, non-EU approved, bottles	08635024	19-7103-111
Rabies, non-EU approved, bottles	08635083	19-7106-111
Anti-D, non-EU approved, bottles	08635156	19-7108-111
Hepatitis, non-EU approved, bottles	08635458	19-7145-111
PLS – Packing List Summary – the form to be completed for each individual Vendor Batch Number.
PMR - Permanent Medical Reject - The status of a donor who has been permanently deferred from donating Source Plasma due to an unacceptable medical condition, unacceptable test results or post donation information.
PPL – Plasma Packing List – The form used to document plasma units in individual cases and test results for each plasma unit (or certification of negative test results).
PPTR – Plasma Packing & Test Report – A form generated by Raleigh Test Lab (RTL), listing test results for samples tested by NAT.
Qualified Donor - An individual who has provided a plasma sample at a specified plasma center, at least twice in a six month period, and all screening requirements have been met for both a) questions and tests and for b) the donor and the plasma sample, according to the iQPP Qualified Donor Standard.
QO – Talecris Quality Operations Department, comprising of both Quality Assurance and Quality Control functions.
RA – Regulatory Affairs
RMR – Raw Material Report. A report used to document discrepancies against plasma not yet processed (pooled).
CONFIDENTIAL
This material is the property of Talecris Biotherapeutics, Inc. The information is confidential and is to be used only in connection with matters authorized by Talecris and no part of it is to be disclosed to others without prior written permission from Talecris.

Talecris BIOTHERAPEUTICS	PURCHASE SPECIFICATION	SAP MATERIAL #: N/A REVISION: 023
	TITLE: GENERAL SPECIFICATION — SOURCE PLASMA	PAGE 3 of 3
APPENDIX B
Shipment –
a.	Single Shipment: refers to a shipment from a single plasma center that meets all requirements stated in the general specification.

b.	Combined Shipment or “Master Ship Documents”: expands the definition of shipment to include hyperimmune plasma shipped from multiple locations, all belonging to the same owner group. All centers are to be listed on Talecris’ approved suppliers list. Combined shipments must not exceed 500 liters and must be pooled together.
Source Plasma - The fluid portion of human blood collected by plasmapheresis which meets the requirements of US CFR Title 21, Part 640, Subpart G – Source Plasma and is intended for further manufacture into therapeutic biological products.
Source Plasma, Salvaged – Source Plasma that is exposed to a temperature fluctuation that falls between -5°C, but colder than +10°C, or that is exposed to more than one temperature excursion warmer than -20°C during storage.
Supplier – A supplier of plasma units, or of testing services provided for samples from plasma units intended for shipment to and manufacture by Talecris.
TMR - Temporary Medical Reject - the status of a donor who has been temporarily deferred from donating Source Plasma due to a transient medical condition.
Vendor Batch Number – Identifies the shipment to Talecris. The vendor batch number is a unique identifier that is NEVER duplicated at the same center. Whenever a shipment comprises more than one plasma type, a unique vendor batch number must be assigned to each plasma type within the shipment. The first four (4) characters of the vendor Batch number must be the donor centers NDDR number.
CONFIDENTIAL
This material is the property of Talecris Biotherapeutics, Inc. The information is confidential and is to be used only in connection with matters authorized by Talecris and no part of it is to be disclosed to others without prior written permission from Talecris.

Talecris BIOTHERAPEUTICS	PURCHASE SPECIFICATION	SAP MATERIAL #: N/A REVISION: 023
	TITLE: GENERAL SPECIFICATION — SOURCE PLASMA	PAGE 1 of 1
Appendix C
Epidemiology Data1
Monthly Data Collection Form

To:	QO Compliance/Audits & Systems – Epidemiology Data
Fax: (919) 359-7195

Month (1 only):

Owner Group:

Submitted By:	Phone:	Date:

Signature:

Total #
		Total #		Donations
		“First	Total #	from
		Time	“Repeat	“Repeat
Center		tested	tested	tested	Donation
Code	NDDR #	Donors”	Donors”	Donors”	Frequency[4]	Anti-HIV-1/2			Anti-HCV			HBsAg			HIV-1 NAT			HCV NAT			HBV NAT
						FTD[2]	RD3	QD5	FTD[2]	RD3	QD5	FTD[2]	RD3	QD5	FTD[2]	RD3	QD5	FTD[2]	RD3	QD5	FTD[2]	RD3	QD5

Note: Viral Marker and NAT results are confirmed positive.

[1]	Follow the definitions provided in section 5.1.4 of the General Specification – Source Plasma.

[2]	In all cases, FTD is to be representative of the number of confirmed positive “First time tested donors” (not donations).

[3]	In all cases, RD is to be representative of the number of confirmed positive “Repeat tested donors” (not donations).

[4]	In all cases, NAT refers to NAT only positives (donors testing NAT positive but not repeat reactive by EIA).

[5]	In all cases, QD is to be representative of the number of confirmed positive “Qualified donors” for the entire calendar year.
CONFIDENTIAL
This material is the property of Talecris Biotherapeutics, Inc. The information is confidential and is to be used only in connection with matters authorized by Talecris and no part of it is to be disclosed to others without prior written permission from Talecris.

Talecris BIOTHERAPEUTICS	PURCHASE SPECIFICATION	SAP MATERIAL #: N/A REVISION: 023
	TITLE: GENERAL SPECIFICATION — SOURCE PLASMA	PAGE 1 of 2
APPENDIX D – PLASMA COLLECTION EQUIPMENT AND SUPPLIES

Product	Part Number/Description	Purpose	Acceptable Materials
Both Medisystems and JMS are included in the Talecris Plasma Master File
Apheresis Needle Set:
15g	Medisystems/P9-9115MGLB (Medisystems code)
16g	Medisystems/P9-9116MGLB (Medisystems code)/Baxter number 4R2440	Access donor’s vein
175	Medisystems/P9-9117MGLB (Medisystems code)/Baxter number 4R2441
15g	JMS/820-1504
16g	JMS/820-1609
17g	JMS/820-1702
Two automated systems are licensed in the U.S. for collecting Source Plasma: Haemonetics PCS/PCS2 and Baxter Autopheresis-C (Plasmacell-C disposable)

Plasma Separation Device:		Separate plasma from whole blood
Apheresis bowl	Haemonetics/L/N: 625B
PCS2 harness	Haemonetics/L/N: 620
or Plasmacell-C kit	Baxter/Fenwal/4R2256
Baxter and Haemonetics both make comparable FDA- licensed USP solutions, which are listed in the PMF.

Anticoagulant:
Prevent plasma from clotting
4% Citrate, USP, 250 mL	Haemonetics/L/N: 420A (US)
4% Citrate, USP, 250 mL	Baxter/Fenwal/4B7867Q
4% Citrate, USP, 500 mL	Baxter/Fenwal/4B7889Q
		Plasma Collection/Storage Container	- Baxter plasma bottles

Plasma Container:			- Haemonetics plasma bottles
Plasma Bottle (PlasmaLink)	Baxter/Fenwal/4R2067, 4R2068
Plasma Bottle	Haemonetics 694, 694S, 694D
CONFIDENTIAL
This material is the property of Talecris Biotherapeutics, Inc. The information is confidential and is to be used only in connection with matters authorized by Talecris and no part of it is to be disclosed to others without prior written permission from Talecris.

Talecris BIOTHERAPEUTICS	PURCHASE SPECIFICATION	SAP MATERIAL #: N/A REVISION: 023
	TITLE: GENERAL SPECIFICATION — SOURCE PLASMA	PAGE 2 of 2
APPENDIX D – PLASMA COLLECTION EQUIPMENT AND SUPPLIES

Product	Part Number/Description	Purpose	Acceptable Materials
NAT Sample tray:	All-Pak/HMS-Zero	NAT Sample Submission to RTL	MUST be manufacturer and P/N specified
NAT Sample Shipper:	All-Pak/HMS-69100	NAT Sample Submission to RTL	MUST be manufacturer and P/N specified
Gel Packs:	Tech Pak/ Frigid 15, All-Pak/SturdeeSeal	NAT Sample Submission to RTL	MUST be manufacturer and P/N specified
Sigma Printing System:	Allegro printer, BLS memory module, media kits	labeling documents for NAT samples and plasma cases	All centers NAT tested by Talecris RTL (Raleigh Test Lab) are furnished this equipment by Talecris
Plasma Shipper:	Corrugated plasma shipping carton	Plasma Shipments to Clayton	Prior approval by Manager of Technical Services of Plasma Operations.
Shipper Label:	various Talecris catalog #’s/(81-9999 series) Teslin material	Plasma Shipments to Clayton	Printed by Universal Graphics. Alternates acceptable if pre-approved by Manager of Technical Service, Plasma Operations.
CONFIDENTIAL
This material is the property of Talecris Biotherapeutics, Inc. The information is confidential and is to be used only in connection with matters authorized by Talecris and no part of it is to be disclosed to others without prior written permission from Talecris.

Exhibit D
MONTH            Jun-2006
Emergent — Anthrax Hyperimmune

Month	Date	Talecris Employee	Hours	Task/Subproject	Description	Dept

			0	Total Hours

			$[**] per hour	Rate

Invoice

Timesheets represent billable hours to Emergent and are required backup for invoicing. Externals are billed as passthru costs.
An average rate of $[**] per hour, plus any relevant travel expenses, for billing purposes regarding supplemental Talecris support regardless of functional area.
The detailed invoices will be submitted on a monthly basis using this form

Exhibit E
APPENDIX II
Summary of Responsibilities

RESPONSIBILITY
Stage(s) of Manufacturing
		[**]		[**]
Topic		Emergent	Talecris	Emergent	Talecris

GENERAL COMPLIANCE / REGULATORY		[**]	[**]	[**]	[**]

a.	License holder with respect to Shared Manufacturing License process
b.	Compliance with US CFR / cGMP regulations during manufacture

BATCH RECORDS		[**]	[**]	[**]	[**]

a.	Write Master Production Records
b.	Review Master Production Records
c.	Approve Master Production Records
d.	Approval of changes to Master Batch Records that would have an effect on product
e.	Provide copies of approved Master Production Records and executed Production Batch Records
f.	Record Retention (original documents – Master Batch Records and executed Batch Records)

MATERIAL CONTROLS		[**]	[**]	[**]	[**]
a.	Responsibility to ensure source AIG plasma meets established plasma specification
b.	Responsibility to ensure all components and raw materials used in the manufacturing process meet pre-approved specifications

SUBCONTRACTING		[**]	[**]	[**]	[**]
a.	Notification of intent/need to subcontract
b.	Right to audit potential subcontractor accompanied by Talecris
c.	Prior approval to initiate subcontracting

REPROCESSING / REWORK PER VALIDATED PROCEDURES AND LICENSE		[**]	[**]	[**]	[**]
a.	Rework according to Talecris and Emergent approved license and validated procedures

Exhibit E
APPENDIX II
Summary of Responsibilities

RESPONSIBILITY
Stage(s) of Manufacturing
		[**]		[**]
Topic		Emergent	Talecris	Emergent	Talecris

SPECIFICATIONS		[**]	[**]	[**]	[**]
a.	Product Specifications, [**]
b.	Product Specification – [**]
c.	Labeling and packaging components
d.	Packaging inserts
e.	Compatibility with equipment

STABILITY – Finished Product		[**]	[**]	[**]	[**]

a.	Writing stability protocol
b.	Approving stability protocol
c.	Collection / storage of stability samples
d.	Testing – [**]
e.	Stability data interpretation – [**]
f.	Testing – [**]
g.	Writing stability report
h.	Approving stability report
i.	Establish expiration date/shelf life

PRODUCT RETAINS		[**]	[**]	[**]	[**]

a.	Identification of samples to be retained
b.	Approval of samples to be retained
c.	Retention / storage of samples at appropriate storage conditions
d.	Final disposition of retain samples

PRODUCT RELEASE		[**]	[**]	[**]	[**]

a.	Initial review of completed Batch Record
b.	Final review / approval of completed Batch Record
c.	Issuance/Approval of Certificate of Conformance
d.	Issuance/Approval of Certificate of Analysis [**]
PRODUCT RELEASE continued

e.	Issuance of Certificate of Analysis [**]
f.	Lot Release

Exhibit E
APPENDIX II
Summary of Responsibilities

RESPONSIBILITY
Stage(s) of Manufacturing
		[**]		[**]
Topic		Emergent	Talecris	Emergent	Talecris
NON-CONFORMANCE EVENTS		[**]	[**]	[**]	[**]

Deviations
a.	Documentation of non-conformance event per established SOP’s
b.	Notification to Emergent of non-conforming event [**]
c.	Investigation of non-conforming event and identifying appropriate CAPA’s
d.	Approval of non-conforming event [**]

OOS – Assays performed by Talecris [**]
e.	Documentation of OOS per established SOP’s
f.	Notification to Emergent of confirmed OOS event with established root cause
g.	Review of confirmed OOS and retest plan with established root cause
h.	Investigation of OOS event and identification of appropriate CAPA’s including proposed re-test plans
i.	Review of confirmed OOS event and re-test plan where no assignable root cause is established
j.	Approval of confirmed OOS event and re-test plan where no assignable root cause is established

OOS – Assays performed by Emergent [**]
k.	Documentation of OOS per established SOP’s
l.	Notification to Talecris of confirmed OOS event
m.	Investigation of OOS event and identification of appropriate CAPA’s including proposed re-test plans

Exhibit E
APPENDIX II
Summary of Responsibilities

RESPONSIBILITY
Stage(s) of Manufacturing
		[**]		[**]
Topic		Emergent	Talecris	Emergent	Talecris
n.	Approval of OOS event and re-test plan

AUDITING / MAN-IN-PLANT		[**]		[**]	[**]

a.	Right to conduct scheduled routine audits of facility and quality systems not to exceed one (1) occurrence per year
b.	Right to conduct “for cause” audits of facility and quality systems as needed in response to specific noncompliance events [**]
c.	Right to maintain “man-in-plant” presence during process start up and execution of validation lots

ADVERSE EVENTS / PRODUCT COMPLAINTS		[**]	[**]	[**]	[**]

a.	Regulatory notification of AE’s Complaints as required by regulations
b.	Lead in AE / Complaint investigations
c.	Assistance in conducting AE / Complaint investigations, including manufacturing investigation
d.	Final written report for AE / Complaints
e.	Approval of report

Exhibit E
APPENDIX II
Summary of Responsibilities

RESPONSIBILITY
Stage(s) of Manufacturing
		[**]		[**]
Topic		Emergent	Talecris	Emergent	Talecris
PRODUCT RECALL		[**]	[**]	[**]	[**]
a.	Final Decision – [**]
b.	Notification of other Company regarding recall decision
c.	Notification of potential event that may initiate recall
d.	Impact of recall on Talecris filings
e.	Impact of recall on Emergent filings
f.	FDA notification of recall
g.	Management of recall event

“LOOK BACK” PROCESS		[**]	[**]	[**]	[**]

a.	Plasma collection center notification for look backs involving units at Talecris
b.	Tracing of plasma units effected by look back
c.	Destruction of plasma units not yet processed and documentation of destruction
d.	Supplying documentation of plasma unit destruction to Emergent
e.	Product impact assessment involving plasma units that have been processed
f.	Supply copies of documentation to include plasma pool date and product lot number(s) for processed/pooled plasma

REGULATORY		[**]	[**]	[**]	[**]

a.	Single IND Submission by Emergent for AIG Product
b.	BLA Submission
c.	Notification of any regulatory action which could affect finished product
d.	Providing regulatory advice as needed related to process related to Emergent filings
e.	Communications to Regulatory Authorities concerning Finished Product

Exhibit E
APPENDIX II
Summary of Responsibilities

RESPONSIBILITY
Stage(s) of Manufacturing
		[**]		[**]
Topic		Emergent	Talecris	Emergent	Talecris
REGULATORY INSPECTIONS		[**]	[**]	[**]	[**]
a.	Notification of regulatory inspection by FDA, EU Regulatory agency or other governmental agency in conjunction with the facilities, processes or quality systems used to manufacture or support Emergent finished product.
b.	Ability to maintain site presence during inspection [**]
c.	Approval of corrective actions associated with identified deficiencies or observations resulting from inspections [**]
d.	Review and approval of corrective actions associated with identified deficiencies or observations resulting from inspections [**]
e.	Submission of corrective actions to inspecting Authority

BIOLOGICAL PRODUCT DEVIATIONS		[**]	[**]	[**]	[**]

a.	Final Decision – submission of BPDR related to distributed product
b.	Submission of BPDR
c.	Lead – investigation for BPDR
d.	Assistance – investigation including manufacturing investigation

Exhibit E
APPENDIX II
Summary of Responsibilities

RESPONSIBILITY
Stage(s) of Manufacturing
		[**]		[**]
Topic		Emergent	Talecris	Emergent	Talecris

CHANGE MANAGEMENT		[**]	[**]	[**]	[**]

Talecris Initiated
a.	Approval of changes to facility or Gamunex process, including testing and specifications , that do not impact [**]
b.	Notification of non-routine changes to facility or Gamunex process, including testing and specifications, that have the potential to impact [**]
c.	Review and approval of non-routine changes to facility or Gamunex process, including testing and specifications, that have the potential to impact [**]
d.	Review of changes to facility or Gamunex process, including testing and specifications, required to maintain compliance to GMP during audit(s)
e.	Approval of changes to facility or Gamunex process, including testing and specifications, required to maintain GMP

Emergent Initiated
f.	Approval of changes to process including specifications that do not impact facilities or Gamunex process
g.	Notification of changes to process including specifications that have the potential to impact facilities or Gamunex process
h.	Approval of changes to process including specifications that have the potential to impact facilities or Gamunex process

Exhibit E
APPENDIX II
Summary of Responsibilities

RESPONSIBILITY
Stage(s) of Manufacturing
		[**]		[**]
Topic		Emergent	Talecris	Emergent	Talecris

VALIDATION		[**]	[**]	[**]	[**]
a.	Maintaining validated state of facility and equipment used for Gamunex [**]
b.	Writing Process Validation Protocol
c.	Approval of Process Validation Protocol
d.	Writing Process Validation Report
e.	Approving Process Validation Report

ANNUAL PRODUCT REVIEW / ANNUAL REPORT			[**]	[**]	[**]

a.	Preparation of summary data for Emergent Annual Product Review Report
b.	Annual Product Review final report
c.	Submission of Annual Report to FDA

EXHIBIT F

protected by
QUALITY AGREEMENT
Emergent Product Development Gaithersburg Inc.
300 Professional Drive
Gaithersburg, MD 20879
(Hereafter called “Emergent”)
AND
Talecris Biotherapeutics, Inc.
4101 Research Commons/79 T.W. Alexander Drive
Research Triangle Park, NC 27709
(Hereafter called “Talecris”)

Approved by:	Date:

/s/ Edward Arcuri	7/31/06
Emergent BioSolutions Inc.
Edward Arcuri
Executive Vice President, Corporate Operations
Chief Operating Officer

/s/ Barbara Sneade	7/31/06
Talecris Biotherapeutics Inc.
Barbara Sneade
Senior Quality Manager, Quality Operations

History of Revisions

Version	Date	Revised By	Description
01	July 27 2006	D. Bland	New

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1. DEFINITIONS
1.1	The definitions set forth in the Product Supply Agreement are applicable to this Quality Agreement.
2. SCOPE / GENERAL REGULATORY COMPLIANCE
2.1	This Quality Agreement is between Emergent and Talecris and applies to Finished Product manufactured with the intent to support Investigational New Drug (IND) applications, Biological License Applications (BLA) and Commercial Product as set forth in the Product Supply Agreement.
2.1.1.	[**].

2.1.2.	[**].
2.2	In the event of amendments or changes to the Product Supply Agreement, or at intervals not to exceed 1 (one) year, the Quality Agreement will be reviewed by Emergent and Talecris to ensure that the roles and responsibilities reflect current practice and can be modified as needed with the written approval of both parties.

2.3	For the avoidance of doubt the arrangements relating to the manufacture of Finished Product are governed by the Product Supply Agreement and subsequent amendments. In the event of any inconsistency between the terms and conditions of this Quality Agreement and the terms and conditions of the Product Supply Agreement and possible subsequent amendments between the parties, the terms and conditions of the Product Supply Agreement and the subsequent amendments shall prevail.

2.4	Emergent and Talecris shall conduct operations in compliance with cGMP as defined in applicable sections of 21 CFR (see definitions). Both parties agree to work together in good faith to resolve differences in interpretation of current issues of these regulations and guidelines.

2.5	Emergent and Talecris shall ensure that the receipt, manufacture, labeling, packaging, testing, release, storage and shipping of the Finished Product are in compliance with the above noted regulations and associated guidelines or equivalent standards.

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3. PURPOSE
3.1	This Quality Agreement further defines the roles and responsibilities for the Emergent and Talecris Quality Departments for the services defined in the Product Supply Agreement. A summary of responsibilities is presented in Appendix II of this Quality Agreement.

3.2	This Quality Agreement also defines how Talecris Quality Departments and Emergent Quality Departments will interact during conduct of contracted services.

3.3	This Quality Agreement shall be considered an Exhibit to the Product Supply Agreement. Refer to Section 2.3 in the event of discrepancies between the Quality Agreement and Product Supply Agreement.
4. CONTACT INFORMATION
4.1	Emergent contact names: refer to Appendix I

4.2	Talecris contact names: refer to Appendix I
5. DURATION OF AGREEMENT
5.1	The Quality Agreement will be effective once representatives of Emergent and Talecris approve the document as designated by the signatures and date on the cover page of the Quality Agreement and will expire with termination or expiration of the Product Supply Agreement and any subsequent amendments except for provisions which, by their nature, are intended to survive.
6. MANUFACTURING cGMP COMPLIANCE
6.1	General
6.1.1.	The manufacturing operations for the Finished Product to be performed by Talecris are defined in the Product Supply Agreement.
6.2	Premises
6.2.1.	Talecris will manufacture the Finished Product at the Clayton facility. The floor plans of the manufacturing areas and corresponding room classifications will be made available by Talecris for review by Emergent during annual audits of the facility by Emergent.

6.2.2.	The premises and equipment used to manufacture Finished Product will be maintained according to current regulatory requirements and in accordance with the approved procedures. The production of the Finished Product will be conducted in a suitably controlled environment and such facilities will be regularly monitored for parameters critical to the process to demonstrate compliance with appropriate cGMP and Regulatory Guidelines.

6.2.3.	Talecris will maintain controlled access to the premises.

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6.3 cGMP
6.3.1.	The principles detailed in the referenced documents in Section 2 of this Quality Agreement will cover the standards of manufacture of the Finished Product. Applicable cGMP guidelines will cover the standards of quality assurance for the Finished Product.
6.4 Materials
6.4.1.	For pooling of [**] plasma (source plasma), purification, and manufacture of the [**], Talecris will use only raw materials and components listed in the Bill of Materials or Master Production Records.

6.4.2.	For manufacture of the [**] and Finished Product, packaging, and labeling activities, Talecris will use only packaging materials and labeling components listed in the Bill of Materials or Master Production Records, which have been reviewed and approved by Emergent.

6.4.3.	Materials Procured by Talecris
6.4.3.1.	Talecris is responsible for ensuring that all materials and components procured by Talecris for use in the manufacture of Finished Product are in full compliance with the approved specifications.

6.4.3.2.	Talecris is responsible for ensuring that all materials are appropriately sampled, tested, and stored upon receipt, and that only released raw materials are used in the manufacture of Finished Product, as well as for holding the relevant Certificates of Analysis for the raw materials.

6.4.3.3.	Talecris is responsible for ensuring all Finished Product related vendors and suppliers for materials procured by Talecris for the manufacture of Finished Product are approved for use by Talecris Quality.
6.4.4.	Materials Provided by Emergent for Talecris – AIG Source Plasma
6.4.4.1.	Emergent is responsible for ensuring that the AIG Source Plasma collected on behalf of Emergent and provided to Talecris by Emergent for use in the manufacture of Finished Product meets the requirements of the AIG Source Plasma Specifications, Talecris General Plasma Specification, and Plasma Supplier Supplemental Directions current revision.

6.4.4.2.	Emergent Quality is responsible for ensuring all vendors and suppliers related to the supply of AIG Source Plasma are approved for use by Emergent Quality.

6.4.4.3.	Talecris Quality is responsible for ensuring that all plasma centers supplying AIG Source Plasma are approved and are listed on the Talecris approved sources list.

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6.5	Master Production Records
6.5.1.	Talecris will create and maintain the manufacturing information in the form of a Master Production Record (MPR) in accordance with their established procedures and policies.
6.5.1.1.	MPR’s for the manufacture of the [**] will be reviewed by Emergent [**] prior to initiation of the first production campaign.

6.5.1.2.	MPR’s for manufacture of the [**] and Finished Product (filled, packaged, labeled) will be reviewed and approved by Emergent [**] prior to the first manufacture of the [**] and Finished Product.
6.5.2.	Changes to approved MPR’s will be documented and justified according to established [**] as outlined in the Change Management section of this Agreement (refer to Section 11).
6.6	Standard Operating Procedures
6.6.1.	Talecris shall maintain the Standard Operating Procedures (SOP’s) and/or Test Methods required to manufacture, test, and store the Finished Product [**] with the exception of the testing of the [**].
6.6.1.1.	Emergent will review Standard Operating Procedures and/or Test Methods created exclusively for the manufacture of Finished Product.
6.6.2.	Changes to approved SOP’s and/or Test Methods will be documented and justified according to established [**] as outlined in the Change Management section of this Agreement (see Section 11).
6.7	Batch Numbers
6.7.1.	Talecris will determine the manufacturing batch numbering system for raw materials and components used in the manufacture of Finished Product in accordance to their established procedures and policies. Each lot of Bulk Drug Substance and Final Drug Product will have unique identifiers assigned and recorded.

6.7.2.	Talecris will be responsible for maintaining forward and backward lot traceability for all components and raw materials used in the manufacture of Finished Product.
6.8	Dates of Manufacture and Expiration
6.8.1.	Date of Manufacture- Talecris will assign the Date of Manufacture in accordance to their established procedures and policies. Dates of Manufacture will be assigned to the Bulk Drug Substance and Final Drug Product. Date of Manufacture will not be assigned to in-process hold steps.

6.8.2.	Expiration Date: Talecris will assign an Expiration Date for the Bulk Drug Substance in accordance with established procedures and policies.

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Expiration dates will be assigned to in-process hold steps per Talecris. Expiration dating and/or shelf-life period for Final Drug Product will be established by Emergent.
6.9	Manufacturing and Equipment Data
6.9.1.	Talecris is responsible for keeping records of equipment usage, cleaning, and any maintenance and calibration performed according to cGMP requirements.

6.9.2.	As applicable, Talecris is responsible for labeling all non-disposable Finished Product dedicated equipment and storing this equipment appropriately to prevent its use and or cross contamination with other products.

6.9.3.	Talecris is responsible for having adequate cleaning validation for all non-disposable non-dedicated equipment used in the manufacture of Finished Product.

6.9.4.	Talecris is responsible for having adequate room clearance procedures, including decontamination procedures appropriate for the degree of exposure of the Finished Product for all non-dedicated rooms in which the Finished Product is manufactured.
6.10	Reprocessing and Rework
6.10.1.	Reprocessing and rework at any stage of the manufacture of Finished Product, including re-labeling, will be according to Talecris and Emergent license and process validation.

6.10.2.	Documentation of re-labeling or re-inspection will be included in the production batch record documentation submitted to Emergent.
6.11	Storage and Shipment
6.11.1.	Talecris will store Finished Product under conditions as specified in approved specifications and the Product Supply Agreement.

6.11.2.	Talecris will ensure that during storage of the Finished Product at Talecris appropriate cGMP controls are in place to prevent interference, theft, product contamination, or admixture with any other materials.
6.12	Finished Product will be suitably packaged and labeled for transit. Emergent shall specify the design and content of the package insert and labels in accordance with Talecris’ equipment limitations. At the request of Emergent, Talecris shall work with Emergent to specify the design of the labels and insert.
6.12.1.	Emergent will authorize Talecris to ship Finished Product in writing. Samples associated with the manufacture of Finished Product required for testing or other purposes may be shipped prior to the Finished Product.

6.12.2.	Talecris will prepare shipments of Finished Product as directed by Emergent using shipping containers, temperature controls and recorders as determined appropriate by Emergent.

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7. QUALITY CONTROL
7.1	General
7.1.1.	The testing activities for Finished Product that are to be performed by Talecris are to be performed in accordance with approved Test Methods and SOP’s and according to established specifications.

7.1.2.	Talecris will notify Emergent and obtain prior approval for the sub-contract of any analytical testing related to the manufacture of Finished Product.
7.2	Materials supplied by Talecris
7.2.1.	Quality control of materials supplied by Talecris will be performed by Talecris.

7.2.2.	Talecris will notify Emergent of any significant Quality Assurance non-conformance investigations related to the testing, storage and handling of any raw materials used to manufacture Finished Product as defined in Section 8.2.
7.3	In-Process and Final Drug Product Testing
7.3.1.	Talecris will perform testing on in-process samples, [**] plasma, bulk drug substance and final drug product as agreed upon by Talecris and Emergent, using approved specifications, SOP’s and/or Test methods.

7.3.2.	Emergent will perform product-specific testing on in-process samples, [**] plasma, bulk drug substance and final drug product as agreed upon by Talecris and Emergent, using approved specifications, SOP’s and/or Test methods.

7.3.3.	In-Process and [**] plasma test results generated by Talecris and Emergent will be documented either in the executed MPR or separately on a document that will be included with the MPR.

7.3.4.	For each lot of [**] manufactured for and Final Drug Product delivered to Emergent, Talecris will provide to Emergent a Certificate of Conformance (CofC) to confirm each lot has been manufactured per approved procedures and in conformance with appropriate cGMP requirements. At a minimum, the CofC will contain the following information:
➢	Product/Lot description/name

➢	Lot number

➢	Date of Manufacture

➢	Expiration Date

➢	Quantity/Dose/Volume

➢	Storage conditions

➢	Declaration that the product was manufactured in compliance with GMP regulations

➢	Signature/Date of a responsible Quality representative
7.3.5.	For each lot of [**] and Final Drug Product delivered to Emergent, Talecris will provide a Certificate of Analysis (CofA) to confirm each lot has been

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tested in accordance with and has met the approved Specifications. At a minimum, the CofA will contain the following information:
➢	Product/Lot description/name

➢	Lot number

➢	Test method name

➢	Corresponding test method procedure number

➢	Test method acceptance criteria as applicable (e.g. specific value(s), range of values, or pass/fail)

➢	Actual test result

➢	An indication of whether the actual test result represents a “Pass” or “Fail” result when compared to the test method acceptance criteria.

➢	Attestation of lot conformance to release specifications

➢	Signature/Date of a responsible Quality representative
7.3.6.	All In-Process and Release Testing results are to be reviewed and approved by the appropriate Talecris Quality Management.
7.4	Retain Samples
7.4.1.	Talecris is responsible for storing retain samples of the Bulk Drug Substance and Final Drug Product per 21 CFR Part 211.170.
7.5	Stability Testing
7.5.1.	Talecris is responsible for conducting stability studies on the Finished Product, and identifying the batch number and quantity of samples for the lots to be tested.

7.5.2.	Stability protocols will be generated by Talecris and approved by Talecris and Emergent.

7.5.3.	Stability reports will be generated by Talecris and approved by Talecris and Emergent. Emergent will be responsible for any required action as a result of the stability data.
7.6	Out-of-Specification (OOS) Investigations
7.6.1.	Talecris is responsible for investigating any in-process or Finished Product testing performed by Talecris that fails to meet approved specifications. Talecris will notify a designated Emergent Quality representative per the requirements for notification of deviations as outlined in Section 8.1.
7.6.1.1.	Each OOS investigation will be reviewed by Talecris designated Quality representative(s), and will follow the procedures defined in appropriate Talecris SOPs for OOS Investigations.

7.6.1.2.	For each confirmed Finished Product OOS result in which the investigation has not determined a root cause, Emergent will be allowed to review the investigation and approve the proposed re-test plan prior to any re-testing being performed.

7.6.1.3.	For each OOS result in which the investigation has determined a root cause, Emergent reserves the right to review the

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investigation and will be notified by Talecris of the intent to re-test prior to any re-testing being performed.
7.6.2.	Emergent is responsible for investigating any in-process or Finished Product testing performed by Emergent that fails to meet approved specifications. Emergent will notify a designated Talecris Quality representative per the requirements for notification of deviations as outlined in Section 8.1.
7.6.2.1.	Each OOS investigation will be reviewed by Emergent designated Quality representative(s), and will follow the procedures defined in appropriate Emergent SOPs for OOS Investigations.
7.6.3.	Talecris shall retain final authority for the content of investigation reports for testing performed by Talecris and directly related to the [**] manufacture.

7.6.4.	Emergent shall retain final authority for the content of investigation reports for product-specific testing performed by Emergent for all stages of manufacture.

7.6.5.	Copies of all completed investigation reports will be included in the released, executed production batch record documentation provided to Emergent.
8. QUALITY ASSURANCE
8.1	Deviations and Investigations
8.1.1.	Deviation and Investigation Reports – Any deviation from the process during manufacture, including but not limited to, batch record execution, environmental monitoring excursions or aseptic processing procedures, must be documented and investigated per Talecris approved procedures for conducting non-conformance investigations.
8.1.1.1.	All non-conformance investigations will include an explanation of the non-conformance event, root cause analysis, impact assessment and corrective/preventive actions.

8.1.1.2.	All non-conformance investigations directly related to the manufacture of Finished Product must be approved by Talecris Quality and the affected area management, and be included in the released, executed production batch record.

8.1.1.3.	Any non-conformance event which has the potential to impact the safety, identity, strength, purity, or quality of the Finished Product will be communicated to Emergent Quality not more than [**] working days after discovery.

8.1.1.4.	Emergent Quality will have the right to participate in and approve any investigation associated with a non-conformance event which has the potential to impact the safety, identity, strength, purity, or quality of the Finished Product.

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8.1.2.	Talecris will provide notification to Emergent and investigate any adverse trends, including review of media fills and environmental monitoring data, which may directly impact Finished Product, either in process or that has previously shipped to Emergent, within [**] working days of initiation of the investigation.
8.2	Batch Disposition Documentation
8.2.1.	Talecris is responsible for the review and final approval of the executed batch record(s) associated with [**].

8.2.2.	For each lot of [**] manufactured by Talecris for Emergent, Talecris will provide Emergent with the following documentation:
➢	Certificate of Conformance

➢	Certificate of Analysis (excluding testing performed by Emergent)

➢	A summary of non-conformances (i.e. deviation and/or OOS)

➢	Copies of any non-conformances that have been determined to have potential impact on the safety, identity, strength, purity, or quality of the [**]

➢	Lot Release Certificate signed by Talecris Quality
8.2.3.	Prior to shipment, Talecris is responsible for the review and approval of the executed batch production record(s) associated with each lot of Finished Product manufactured for Emergent.

8.2.4.	For each lot of Finished Product manufactured for Emergent, Talecris will provide Emergent with the following documentation:
➢	A copy of the product-specific executed production batch record(s), from the [**] forward, reviewed and approved by Talecris Quality

➢	Certificate of Conformance

➢	Certificate of Analysis (excluding testing performed by [**])

➢	A summary of non-conformances (i.e., deviation and/or OOS)

➢	Copies of any non-conformances which have been determined to have potential impact on the safety, identity, strength, purity, or quality of the Finished Product
8.2.5.	Emergent must authorize in writing [**] any lot of Finished Product [**] by Talecris prior to its disposition.
8.3	Product [**]
8.3.1.	[**] is the sole responsibility of Talecris.

8.3.2.	[**] is the sole responsibility of Emergent.

8.3.3.	Any issue(s) discovered by Emergent associated with production batch record documentation, disposition documentation or samples provided to Emergent by Talecris that may impact or prevent the final release of the Finished Product, or that has the potential to cause the rejection of Finished Product by Emergent, will be communicated to Talecris by Emergent within [**] of discovery. Talecris is responsible for working with

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Emergent in the conduct of any additional investigations that may be warranted to resolve the issue(s).
8.4	Records Retention
8.4.1.	Talecris will retain production batch records for all stages of the manufacture of Finished Product for a minimum of at least one (1) year after the expiration date of corresponding lot of Finished Product or for such longer period as may be required by applicable law.

8.4.2.	Talecris will not destroy any batch production records or associated documentation without obtaining written approval from Emergent prior to destruction.
8.5	Manufacturing and Quality Presence in the Manufacturing Facility
8.5.1.	Talecris will maintain adequate, qualified Manufacturing and Quality personnel to ensure compliance with cGMP and the consistent manufacture of Finished Product.

8.5.2.	Talecris will permit Emergent representatives to be present at the facility during the manufacture of Finished Product for observational purposes only. This presence will be limited to the manufacture of the initial Validation Lots. These visits will be pre-arranged by mutual consent.
8.6	Product Complaints
8.6.1.	Emergent is responsible for receiving and [**].

8.6.2.	Emergent will notify Talecris within [**] of discovery of any complaints potentially associated with [**]. This notification may include a request for Talecris to initiate [**].

8.6.3.	In the event [**] becomes aware of a complaint [**], including [**] will notify [**] within [**] hours of becoming aware of the complaint.

8.6.4.	Talecris will initiate an [**] within [**] of an Emergent request, for any complaint associated with [**] will be forwarded to Emergent Talecris within thirty (30) calendar days of [**]. Extensions for the completion of the [**] Talecris, along with justification for the extension and a proposed completion date, within the initial thirty (30) calendar day period.
8.7	Product Recalls
8.7.1.	Emergent retains final decision making authority for product recalls associated with [**].

8.7.2.	Each party will notify the other party within [**] of (a) receipt of notification, written or otherwise, if any lot of [**] is alleged or proven to be the subject of a recall, market withdrawal or correction or (b) either party’s determination that a recall may be warranted.

8.7.3.	Emergent is responsible for instituting a recall of [**]. Emergent will notify Talecris of any recall decision within [**] of initiation if the recall is associated with the manufacture of the [**].

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8.7.4.	[**] issued by Talecris associated with the [**] of the recall [**] will be forwarded to Emergent within [**] after receipt of request. Extensions may be requested by Talecris, with justification and a proposed completion date, within the initial [**] period.
8.8	Adverse Events
8.8.1.	Emergent shall advise Talecris of any adverse medical event or adverse drug event within [**] of Emergent receipt of notice thereof if thought to be due to manufacture of Finished Product.

8.8.2.	Talecris will initiate an internal investigation within [**] of an Emergent notification of any adverse medical event or adverse drug event potentially associated with the manufacture of the Finished Product.

8.8.3.	Investigation reports will be forwarded to Emergent by Talecris within [**] of initiation of the Talecris investigation. Extensions for the completion of the investigation may be requested by Talecris, along with justification for the extension and a proposed completion date, within the initial [**] period.
8.9	Look-Back Process for AIG source plasma provided by Emergent to Talecris under contract.
8.9.1.	Emergent will arrange for the Plasma Collection Centers to notify Talecris and Emergent directly in the event a look-back notification occurs.

8.9.2.	Talecris will investigate and act upon look-back notifications per approved procedures and policies.

8.9.3.	For look back events affecting non-pooled [**], Talecris will provide Emergent documentation of destruction of the units identified on the notification (unit number/volume, donor number, date of destruction).

8.9.4.	For look back events affecting pooled/processed plasma, Talecris will provide documentation to include the plasma pool date, associated product lot number(s), and the corresponding product impact assessment.
9. REGULATORY COMPLIANCE
9.1	Regulatory Inspections
9.1.1.	Talecris will permit access by the Regulatory Authorities, as defined in the Product Supply Agreement, to Talecris premises. Talecris will inform Emergent of any announced regulatory inspections that involve the Finished Product within [**], to permit Emergent to be present on site during the inspection.

9.1.2.	Talecris will immediately inform Emergent of any unannounced regulatory inspections that involve the Finished Product. Talecris will permit an Emergent representative to be present on site during the inspection involving Finished Product.

9.1.3.	Talecris will secure the agreement of Emergent prior to making any commitment to a Regulatory Authority specifically regarding Finished

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Product. Emergent shall be provided with draft responses to regulatory observations that directly involve the Finished Product and may provide comments to the responses and corrective actions within [**]. Emergent shall retain the final authority and responsibility for the content of responses directly related to Finished Product.

9.1.4.	Talecris will forward to Emergent any observations and associated responses from a routine regulatory inspection directly related to Finished Product. Talecris reserves the right to appropriately redact this documentation to preserve client confidential information.

9.1.5.	Emergent will inform Talecris in writing of any regulatory issues that impact Talecris’ ability to manufacture the Finished Product.
9.2	Regulatory Actions
9.2.1.	Talecris will notify Emergent in writing of any regulatory actions received by Talecris related to the Finished Product or regulatory actions received by Talecris that impact Talecris ability to manufacture the Finished Product.

9.2.2.	Emergent will notify Talecris in writing of any regulatory actions received by Emergent related to the Finished Product or regulatory actions received by Emergent that impact Talecris ability to manufacture the Finished Product.

9.2.3.	Talecris is responsible for supporting all investigations associated with regulatory actions related to the manufacture of the Finished Product.
9.3	Right to Audit
9.3.1.	Talecris will permit Emergent to perform one standard cGMP compliance audit per year.
9.3.1.1.	Talecris will allow representatives from Emergent to have access to Talecris manufacturing, warehousing, laboratory premises, records, regulatory filings and communications (i.e., FDA Form 483) directly associated with the manufacture of Finished Product for audit purposes provided, however, that Talecris has the obligation to protect the confidential information of its clients.
9.3.2.	Talecris will permit Emergent to conduct “for cause” audits to address significant Finished Product quality or safety issues as discovered through Finished Product failures or complaints and determined to be potentially related to the manufacture of the Finished Product.

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9.4	Emergent may audit with the presence of Talecris any subcontractors that are utilized by Talecris in the manufacture of the Finished Product. Talecris will use reasonable efforts to cause such vendors, contractors or subcontractors to allow such audits.

9.5	Audit Closeout
9.5.1.	For audits of Talecris conducted by Emergent, an exit meeting will be held with representatives from Talecris and Emergent to discuss audit observations.

9.5.2.	Emergent will provide a written report of all observations within thirty (30) calendar days to Talecris. Within thirty (30) calendar days of the audit report receipt, Talecris will provide a written response to all findings that details corrective action to be implemented. Talecris will follow up to ensure that all corrective actions are implemented.
10. DISPUTE RESOLUTION
10.1	Non-Conformity of [**]
10.1.1.	In the event that a dispute arises between Talecris and Emergent regarding the conformity of a lot of [**], the resolution will proceed as follows:
10.1.1.1.	Direct communication between the Quality units from both parties will occur who will in good faith promptly attempt to reach an agreement.

10.1.1.2.	If direct communication between the Quality units from both parties does not resolve the dispute and Talecris Quality Unit considers the disputed lot to be in conformance, Talecris Quality retains sole authority over final disposition of the [**] lot; however Emergent retains the right to reject the lot.
10.2	Test Result Conflict
10.2.1.	In the event that a dispute arises between Talecris and Emergent regarding test results obtained during the manufacture and release of product lots, the resolution will proceed as follows:
10.2.1.1.	Talecris and Emergent will determine that the methods of analysis are the same and are being executed in the same manner at both sites.

10.2.1.2.	If the investigation dictates, carefully controlled and split samples shall be sent from one site to another in an attempt to reach agreement.

10.2.1.3.	Analysts from both Talecris and Emergent shall be required to work side by side through the analysis of a mutually agreeable sample.

10.2.1.4.	If resolution is not achieved after following the foregoing procedure, the samples shall be sent to an independent,

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qualified testing laboratory agreed upon by both Talecris and Emergent. Talecris and Emergent shall agree to be bound by the results obtained by the independent laboratory.
11. CHANGE MANAGEMENT
11.1	Changes to the Process, Documents or Facility are to be processed using Talecris approved Change Control procedures.
11.1.1.	All proposed changes must document, at a minimum, the proposed change, the reason/justification for the proposed change, the target date for implementation of the proposed change, an impact assessment, and documentation of pre- and post- validation or qualification requirements. The assessment of impact must include an impact of the proposed change on any regulatory filings and any required notification to regulatory authorities.
11.2	Talecris shall not make any change to the Process, Documents or any Facility (other than routine maintenance, reconditioning and/or replacement of the equipment) that would reasonably be expected to have a negative impact on [**] or Finished Product or require submissions to or approvals from any Regulatory Authority with respect to the source plasma or Finished Product, except by prior written approval of Emergent.
11.2.1.	Emergent will assess proposed changes requiring Emergent signature within [**] and those changes marked urgent within [**].

11.2.2.	Completed change control documentation requiring Emergent approval shall be included as part of the Production Batch Record documentation forwarded to Emergent.

11.2.3.	Proposed changes initiated by Emergent must be approved by Talecris and Emergent.
12. PRODUCT AND PROCESS VALIDATION
12.1	Equipment and Process Validation– Talecris is responsible for ensuring that all necessary equipment and process validations are conducted as required by cGMP and other Regulatory Guidance Documents for the manufacture of Finished Product.

12.2	Cleaning Verification/Validation – Talecris is responsible for ensuring that adequate cleaning of product contact parts used in the manufacture of Finished Product is carried out between batches of different product to prevent cross contamination.

12.3	Sterilization and Depyrogenation Validation – Talecris is responsible for ensuring that sterilization processes are validated and that adequate sterilization and depyrogenation, as applicable, is carried out on the components and appropriate equipment prior to the manufacture of each batch of Finished Product.

12.4	Equipment, Computer, Facility, and Utilities Qualification – Talecris is responsible for ensuring that any equipment, computer, facility, utility and support system used for the manufacture of Finished Product are qualified according to applicable regulatory requirements.

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12.5	Assay Validation – Talecris is responsible for ensuring that all testing performed by Talecris related to Finished Product is conducted using appropriately validated assays. Emergent is responsible for ensuring that all testing performed by Emergent related to Finished Product is conducted using appropriately validated assays.

12.6	For any test methods specifically for Finished Product conducted by a Third Party laboratory contracted by Talecris, and approved by Emergent, Talecris is responsible for ensuring the required validation work is performed.

12.7	For any test methods conducted by a Third Party laboratory contracted by Emergent, Emergent is responsible for ensuring the required validation work is performed. Talecris will have the right to audit such labs jointly with Emergent upon request.

12.8	Packaging/Labeling/Shipping Qualification – Emergent is responsible for the packaging configuration and shipping validation for Finished Product.
13. NOTIFICATION OF NEW PRODUCT CLASSIFICATION
13.1	Talecris will notify Emergent [**] prior to introduction of a new product classification into the production areas used for the manufacture of Finished Product.
14. ANNUAL PRODUCT REVIEW, ANNUAL REPORT AND DRUG LISTING
14.1	Talecris will be responsible for providing reports as requested by Regulatory Authorities under the “shared license agreement”.
14.1.1.	Annual Product Review –On an annual calendar-year basis, Talecris will prepare summary data for Finished Product processed within the prior calendar year. Such data will be prepared and sent to Emergent within [**] (unless otherwise agreed by Talecris and Emergent) of the end of the applicable calendar year during which the Finished Product was Processed hereunder. This data will include [**].

14.1.2.	Annual Report – Emergent is responsible for preparing any Annual Reports for Investigational New Drugs and Licensed Product as required by applicable regulations. At least [**] before the Annual Report due date, Emergent shall request in writing from Talecris any information required by the regulations that must be provided by Talecris, including but not limited to a summary of any significant manufacturing or microbiological changes made during the past reporting year. Talecris will provide the requested information to Emergent within [**].

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APPENDIX I – List of Contacts *
(Name, Phone, Fax, E-mail)

AREA OF RESPONSIBILITY	Emergent BioSolutions Inc.	Talecris Biotherapeutics, Inc.
Product Development	James McIver	Deborah Barnette
	Ph: (301) 944-0149	Ph: (919)359-4601
	Fax: (301) 590-1251	Fax: (919)359-4280
	McIverJ@ebsi.com	deborah.barnette@talecris.com

Manufacturing	James McIver	Jerry Sellers
	Ph: (301) 944-0149	Ph: (919)359-4533
	Fax: (301) 590-1251	Fax: (919)359-5462
	MciverJ@ebsi.com	jerry.sellers@talecris.com

Quality Control	Edward Arcuri	Wayne Zunic
	Ph: (301) 944-0109	Ph: (919)359-4601
	Fax: (301) 944-0173	Fax: (919)359-4431
	ArcuriE@ebsi.com	wayne.zunic@talecris.com

Audits	Joy Dumont	Barbara Sneade
	Ph: (517) 327-1655	Ph: (919)359-4415
	Fax: (517) 327-7207	Fax: (919)359-4677
	DumontJ@ebsi.com	barbara.sneade@talecris.com

Validation	Edward Arcuri	Frank Highsmith
	Ph: (301) 944-0109	Ph: (919)359-7251
	Fax: (301) 944-0173	Fax: (919)359-4000
	ArcuriE@ebsi.com	frank.highsmith@talecris.com

Regulatory	Virginia Johnson	Joan Robertson
	Ph: (301) 944-0139	Ph: (919)359-7128
	Fax: (301) 590-1252	Fax: (919)359-7154
	JohnsonV@ebsi.com	joan.robertson@talecris.com

Product Complaints / Adverse Events	Robert Hopkins	Mary Ann Lamb
	Ph: (301) 944-0136	Ph: (919)359-7143
	Fax: (301) 944-1252	Fax: (919)359-7304
	HopkinsR@ebsi.com	maryann.lamb@talecris.com

Quality Assurance	Edward Arcuri	John Parrish
	Ph: (301) 944-0109	Ph: (919)359-4592
	Fax: (301) 944-0173	Fax: (919)550-4886
	ArcuriE@ebsi.com	john.parrish@talecris.com

*	All correspondence should be directed to David Sorrell of Talecris and Nili Leffers of Emergent

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APPENDIX II
Summary of Responsibilities

RESPONSIBILITY
Stage(s) of Manufacturing
	[**]		[**]
Topic	Emergent	Talecris	Emergent	Talecris
GENERAL COMPLIANCE / REGULATORY	[**]	[**]	[**]	[**]

a. License holder with respect to Shared Manufacturing License process
b. Compliance with US CFR / cGMP regulations during manufacture

BATCH RECORDS	[**]	[**]	[**]	[**]

a. Write Master Production Records
b. Review Master Production Records
c. Approve Master Production Records
d. Approval of changes to Master Batch Records that would have an effect on product
e. Provide copies of approved Master Production Records and executed Production Batch Records
f. Record Retention (original documents – Master Batch Records and executed Batch Records)

MATERIAL CONTROLS	[**]	[**]	[**]	[**]
a. Responsibility to ensure source AIG plasma meets established plasma specification
b. Responsibility to ensure all components and raw materials used in the manufacturing process meet pre-approved specifications

SUBCONTRACTING	[**]	[**]	[**]	[**]
a. Notification of intent/need to subcontract
b. Right to audit potential subcontractor accompanied by Talecris
c. Prior approval to initiate subcontracting

REPROCESSING / REWORK PER VALIDATED PROCEDURES
AND LICENSE	[**]	[**]	[**]	[**]
a. Rework according to Talecris and Emergent approved license and validated procedures

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APPENDIX II
Summary of Responsibilities

RESPONSIBILITY
Stage(s) of Manufacturing
	[**]		[**]
Topic	Emergent	Talecris	Emergent	Talecris
SPECIFICATIONS	[**]	[**]	[**]	[**]
a. Product Specifications, [**]
b. Product Specification – [**]
c. Labeling and packaging components
d. Packaging inserts
e. Compatibility with equipment

STABILITY – Finished Product	[**]	[**]	[**]	[**]

a. Writing stability protocol
b. Approving stability protocol
c. Collection / storage of stability samples
d. Testing – [**]
e. Stability data interpretation – [**]
f. Testing – [**]
g. Writing stability report
h. Approving stability report
i. Establish expiration date/shelf life

PRODUCT RETAINS	[**]	[**]	[**]	[**]

a. Identification of samples to be retained
b. Approval of samples to be retained
c. Retention / storage of samples at appropriate storage conditions
d. Final disposition of retain samples

PRODUCT RELEASE	[**]	[**]	[**]	[**]

a. Initial review of completed Batch Record
b. Final review / approval of completed Batch Record
c. Issuance/Approval of Certificate of Conformance
d. Issuance/Approval of Certificate of Analysis [**]
PRODUCT RELEASE continued

e. Issuance of Certificate of Analysis [**]
f. Lot Release

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APPENDIX II
Summary of Responsibilities

RESPONSIBILITY
Stage(s) of Manufacturing
	[**]		[**]
Topic	Emergent	Talecris	Emergent	Talecris
NON-CONFORMANCE EVENTS	[**]	[**]	[**]	[**]

Deviations
a. Documentation of non-conformance event per established SOP’s
b. Notification to Emergent of non-conforming event [**]
c. Investigation of non-conforming event and identifying appropriate CAPA’s
d. Approval of non-conforming event [**]

OOS – Assays performed by Talecris [**]
e. Documentation of OOS per established SOP’s
f. Notification to Emergent of confirmed OOS event with established root cause
g. Review of confirmed OOS and retest plan with established root cause
h. Investigation of OOS event and identification of appropriate CAPA’s including proposed re-test plans
i. Review of confirmed OOS event and re-test plan where no assignable root cause is established
j. Approval of confirmed OOS event and re-test plan where no assignable root cause is established

OOS – Assays performed by Emergent [**]
k. Documentation of OOS per established SOP’s
l. Notification to Talecris of confirmed OOS event
m. Investigation of OOS event and identification of appropriate CAPA’s including proposed re-

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APPENDIX II
Summary of Responsibilities

RESPONSIBILITY
Stage(s) of Manufacturing
	[**]		[**]
Topic	Emergent	Talecris	Emergent	Talecris
test plans
n. Approval of OOS event and re-test plan

AUDITING / MAN-IN-PLANT	[**]		[**]	[**]

a. Right to conduct scheduled routine audits of facility and quality systems not to exceed one (1) occurrence per year
b. Right to conduct “for cause” audits of facility and quality systems as needed in response to specific noncompliance events [**]
c. Right to maintain “man-in-plant” presence during process start up and execution of validation lots

ADVERSE EVENTS / PRODUCT COMPLAINTS	[**]	[**]	[**]	[**]

a. Regulatory notification of AE’s Complaints as required by regulations
b. Lead in AE / Complaint investigations
c. Assistance in conducting AE / Complaint investigations, including manufacturing investigation
d. Final written report for AE / Complaints
e. Approval of report

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APPENDIX II
Summary of Responsibilities

RESPONSIBILITY
Stage(s) of Manufacturing
	[**]		[**]
Topic	Emergent	Talecris	Emergent	Talecris
PRODUCT RECALL	[**]	[**]	[**]	[**]
a. Final Decision – [**]
b. Notification of other Company regarding recall decision
c. Notification of potential event that may initiate recall
d. Impact of recall on Talecris filings
e. Impact of recall on Emergent filings
f. FDA notification of recall
g. Management of recall event

“LOOK BACK” PROCESS	[**]	[**]	[**]	[**]

a. Plasma collection center notification for look backs involving units at Talecris
b. Tracing of plasma units effected by look back
c. Destruction of plasma units not yet processed and documentation of destruction
d. Supplying documentation of plasma unit destruction to Emergent
e. Product impact assessment involving plasma units that have been processed
f. Supply copies of documentation to include plasma pool date and product lot number(s) for processed/pooled plasma

REGULATORY	[**]	[**]	[**]	[**]

a. Single IND Submission by Emergent for AIG Product
b. BLA Submission
c. Notification of any regulatory action which could affect finished product
d. Providing regulatory advice as needed related to process related to Emergent filings
e. Communications to Regulatory Authorities concerning Finished Product

REGULATORY INSPECTIONS	[**]	[**]	[**]	[**]
a. Notification of regulatory inspection by FDA, EU

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APPENDIX II
Summary of Responsibilities

RESPONSIBILITY
Stage(s) of Manufacturing
	[**]		[**]
Topic	Emergent	Talecris	Emergent	Talecris
Regulatory agency or other governmental agency in conjunction with the facilities, processes or quality systems used to manufacture or support Emergent finished product.
b. Ability to maintain site presence during inspection [**]
c. Approval of corrective actions associated with identified deficiencies or observations resulting from inspections [**]
d. Review and approval of corrective actions associated with identified deficiencies or observations resulting from inspections [**]
e. Submission of corrective actions to inspecting Authority

BIOLOGICAL PRODUCT DEVIATIONS	[**]	[**]	[**]	[**]

a. Final Decision – submission of BPDR related to distributed product
b. Submission of BPDR
c. Lead – investigation for BPDR
d. Assistance – investigation including manufacturing investigation

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APPENDIX II
Summary of Responsibilities

RESPONSIBILITY
Stage(s) of Manufacturing
	[**]		[**]
Topic	Emergent	Talecris	Emergent	Talecris
CHANGE MANAGEMENT	[**]	[**]	[**]	[**]

Talecris Initiated
a. Approval of changes to facility or Gamunex process, including testing and specifications , that do not impact [**]
b. Notification of non-routine changes to facility or Gamunex process, including testing and specifications, that have the potential to impact [**]
c. Review and approval of non-routine changes to facility or Gamunex process, including testing and specifications, that have the potential to impact [**]
d. Review of changes to facility or Gamunex process, including testing and specifications, required to maintain compliance to GMP during audit(s)
e. Approval of changes to facility or Gamunex process, including testing and specifications, required to maintain GMP

Emergent Initiated
f. Approval of changes to process including specifications that do not impact facilities or Gamunex process
g. Notification of changes to process including specifications that have the potential to impact facilities or Gamunex process
h. Approval of changes to process including specifications that have the potential to impact facilities or Gamunex process

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APPENDIX II
Summary of Responsibilities

RESPONSIBILITY
Stage(s) of Manufacturing
	[**]		[**]
Topic	Emergent	Talecris	Emergent	Talecris
VALIDATION	[**]	[**]	[**]	[**]
a. Maintaining validated state of facility and equipment used for Gamunex [**]
b. Writing Process Validation Protocol
c. Approval of Process Validation Protocol
d. Writing Process Validation Report
e. Approving Process Validation Report

ANNUAL PRODUCT REVIEW / ANNUAL REPORT		[**]	[**]	[**]

a. Preparation of summary data for Emergent Annual Product Review Report
b. Annual Product Review final report
c. Submission of Annual Report to FDA

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EXHIBIT G
June 12, 2006
Mr. James A. Moose
Sr. Vice President
Talecris Biotherapeutics, Inc.
P.O. Box 110526
4101 Research Commons
79 T.W. Alexander Drive
Research Triangle Park, NC 27709
     Re: Exclusivity Agreement
Dear Jim,
     Reference is hereby made to the Product Supply Agreement (“Supply Agreement”), dated as of June 12, 2006, by and between Emergent Product Development Gaithersburg Inc. (“Emergent”) and Talecris Biotherapeutics, Inc. (“Talecris”). This letter (“Letter Agreement”) sets forth the understanding between Emergent, including Emergent BioSolutions Inc., and any and all Affiliates, and Talecris and Precision Pharma Services, and any and all Affiliates regarding each Party’s noncompete and/or exclusivity obligations in connection with the Supply Agreement. Capitalized terms used herein but not otherwise defined herein shall have the meanings given to them under the Supply Agreement.
     1. Talecris Restrictions.
     (a) During the Term of the Supply Agreement, Talecris shall have the right to research, develop and obtain regulatory approval for any pharmaceutical product that contains AIG as an active ingredient (“Competing Product”), other than the Finished Product (as defined in the Supply Agreement), either by itself or in collaboration with or on behalf of a Third Party. Notwithstanding the foregoing, at all times during the Term of the Supply Agreement, Talecris shall not, and shall cause its Affiliates not to do either of the following
(except pursuant to the Supply Agreement):
(i) detail, promote, market, offer to sell, sell or otherwise dispose of any Competing Product in the Territory, either by itself or in collaboration with or on behalf of a Third Party; or,
(ii) acquire directly or indirectly any rights or interest in or to any Competing Product which is detailed, promoted, marketed, offered for sale, sold or otherwise disposed of in the Territory.
     (b) In the event that Talecris elects to terminate the Supply Agreement pursuant to Section 10.02(b) thereof (Elective Termination by Talecris):
(i) the restrictions set forth in paragraph 1(a) above shall terminate upon the second (2nd) anniversary of the Talecris Elective Termination Notice; and

(ii) the restrictions set forth in paragraphs 2(a) and 2(b) below shall terminate on the date of delivery to Emergent of the Talecris Elective Termination Notice.
     2. Emergent Restrictions.
     (a) Pursuant to Section 4.01(c) (Pre-Commercial Target Yield) of the Supply Agreement, should the Parties mutually determine that the Target Yields have been met, or if the Parties mutually determine that the IgG Yields have failed to meet the Target Yields but Emergent’s designated Third Party fails to achieve an AIG specific IgG Yield of at least [**] percent ([**]%) greater than Talecris’ AIG specific IgG Yield, Emergent shall not purchase commercial supplies of Competing Product or Finished Product from a Third Party other than Talecris, from the Effective Date until the later of the end of (i) the Term of the Supply Agreement, or (ii) the Exclusivity Extension Period (as defined in paragraph 3 below). For the avoidance of doubt, Emergent may research, develop and obtain regulatory approval for any pharmaceutical product that contains AIG as an active ingredient, either by itself or in collaboration with or on behalf of a Third Party.
     (b) Subject to Section 4.04 (Alternative Supplier) of the Supply Agreement, Emergent shall not purchase commercial supplies of Competing Product or Finished Product, from a Third Party other than Talecris, from the Effective Date until the later of the end of (i) the Term of the Supply Agreement, or (ii) the Exclusivity Extension Period. For the avoidance of doubt, Emergent may research, develop and obtain regulatory approval for any pharmaceutical product that contains AIG as an active ingredient, either by itself or in collaboration with or on behalf of a Third Party.
     (c) In the event that Emergent elects to terminate the Supply Agreement pursuant to Section 10.02(a) thereof (Elective Termination by Emergent), the restrictions set forth in paragraph 1(a) above shall terminate on the date of delivery to Talecris of the Emergent Elective Termination Notice and the restrictions set forth in paragraphs 2(a) and 2(b) above shall terminate upon the second (2nd) anniversary of the Emergent Elective Termination Notice.
     (d) In the event that Emergent terminates the Supply Agreement pursuant to Section 10.02(e) (Supply Failure), Section 10.02(g) (Material Breach by Talecris), Section 10.02(i) (Pre-Commercial Failure) or Section 10.02(k) thereof (Safety Concerns), the restrictions set forth in paragraphs 2(a) and 2(b) above shall terminate upon the effective date of termination of the Supply Agreement as set forth therein.
     (e) In the event that Emergent terminates the Supply Agreement pursuant to Section 10.02(j) thereof (Termination of AIG Program), the restrictions set forth in paragraphs 2(a) and 2(b) above shall terminate upon the later of (i) the end of the Term of the Supply Agreement, (ii) the fifth (5th) anniversary of the Effective Date of the Supply Agreement, or (iii) the end of any Exclusivity Extension Period. If, following termination of the Supply Agreement pursuant to Section 10.02(j) thereof but prior to the end of the period set forth in the immediately preceding sentence, Emergent proposes to purchase commercial supplies of Finished Product from Talecris, Emergent shall Notify Talecris of such proposal and Talecris shall have thirty (30) days from the date of such Notice to reinstate the Supply Agreement.

2

     3. Extension. No later than [**] months prior to the end of the Initial Term, Emergent may Notify Talecris that Emergent accepts extension of the exclusivity period, in which case the Exclusivity Extension Period shall be deemed to be in effect. If no such Notice is given, the restrictions set forth in paragraph 1(a) shall terminate upon the conclusion of the Initial Term. The “Exclusivity Extension Period” shall mean the period commencing upon the conclusion of the Initial Term and ending on the fifth (5th) anniversary thereof.
     4. No Amendment. Other than as expressly set forth in this Letter Agreement, this Letter Agreement shall in no way limit or modify either of the Parties’ obligations under the Supply Agreement, or any other agreement between the Parties.
     5. Governing Law. This Letter Agreement shall be governed by and construed and enforced in accordance with the laws of the United States and the internal laws of the State of New York, without regard to conflicts of laws principles.
     If Talecris is in agreement with the foregoing provisions, please acknowledge its agreement on the enclosed copy of this letter and return the signed copy to us.

EMERGENT PRODUCT DEVELOPMENT GAITHERSBURG INC.
By /s/ R. Don Elsey

Name:	R. Don Elsey
Title:	Treasurer

Agreed and acknowledged:
TALECRIS BIOTHERAPEUTICS, INC.

By /s/ [Illegible]

Name:
Title:	Pres-CEO
Date:	06/16/06	Agreed and accepted by:

EMERGENT BIOSOLUTIONS INC.
By:	/s/ Daniel J. Abdun-Nabi
Name: Daniel J. Abdun-Nabi
Title: SVP, Corporate Affairs, General Counsel
Date: June 20, 2006

3

EXHIBIT H
Summary of Stability Testing
Samples will be stored at [**] through [**] from date of manufacture (Table 1) and for accelerated stability tests, samples will be stored at [**] for [**] (Table 2).
Table 1 Stability testing to support storage at [**]°C

Test Interval [**]
Test	Initial	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Appearance: color, clarity	X	X	X	X	X	X	X	X	X
pH (diluted)	X	X	X	X	X	X	X	X	X
Molecular Weight Distribution	X	X	X	X	X	X	X	X	X
Anticomplement Activity	X	X	X	X	X	X	X	X	X
Prekallikrein Activator (PKA)	X	X	X	X	X	X	X	X	X
[**]	X	X	X	X	X	X	X	X	X
[**]	X	X	X	X	X	X	X	X	X
[**]	X								X
Table 2 Accelerated stability testing ([**]°C)

Test Interval, [**]
Test	Initial	[**]	[**]	[**]	[**]
Appearance: color, clarity	X	X	X	X	X
pH (diluted)	X	X	X	X	X
Molecular Weight Distribution	X	X	X	X	X
Anticomplement Activity	X	X	X	X	X
Prekallikrein Activator (PKA)	X	X	X	X	X
[**]	X	X	X	X	X
[**]	X	X	X	X	X

Note:	Protocols, procedures, timing and other terms to be further defined and agreed upon by the parties in advance of implementation.

EXHIBIT I
Talecris Gamunex Activities
[**]

EXHIBIT J
Category A, B and C Bioterrorism Agents
Category A (definition below)
•	Anthrax (Bacillus anthracis)

•	Botulism (Clostridium botulinum toxin)

•	Plague (Yersinia pestis)

•	Smallpox (variola major)

•	Tularemia (Francisella tularensis)

•	Viral hemorrhagic fevers (filoviruses [e.g., Ebola, Marburg] and arenaviruses [e.g., Lassa, Machupo])
Category B (definition below)
•	Brucellosis (Brucella species)

•	Epsilon toxin of Clostridium perfringens

•	Food safety threats (e.g., Salmonella species, Escherichia coli O157:H7, Shigella)

•	Glanders (Burkholderia mallei)

•	Melioidosis (Burkholderia pseudomallei)

•	Psittacosis (Chlamydia psittaci)

•	Q fever (Coxiella burnetii)

•	Ricin toxin from Ricinus communis (castor beans)

•	Staphylococcal enterotoxin B

•	Typhus fever (Rickettsia prowazekii)

•	Viral encephalitis (alphaviruses [e.g., Venezuelan equine encephalitis, eastern equine encephalitis, western equine encephalitis])

•	Water safety threats (e.g., Vibrio cholerae, Cryptosporidium parvum)
Category C (definition below)
•	Emerging infectious diseases such as Nipah virus and hantavirus
Category Definitions
Category A Diseases/Agents
The U.S. public health system and primary healthcare providers must be prepared to address various biological agents, including pathogens that are rarely seen in the United States. High-priority agents include organisms that pose a risk to national security because they
•	can be easily disseminated or transmitted from person to person;

•	result in high mortality rates and have the potential for major public health impact;

•	might cause public panic and social disruption; and

•	require special action for public health preparedness.
Category B Diseases/Agents
Second highest priority agents include those that
•	are moderately easy to disseminate;

•	result in moderate morbidity rates and low mortality rates; and

•	require specific enhancements of CDC’s diagnostic capacity and enhanced disease surveillance.
Category C Diseases/Agents
Third highest priority agents include emerging pathogens that could be engineered for mass dissemination in the future because of
•	availability;

•	ease of production and dissemination; and

•	potential for high morbidity and mortality rates and major health impact.
Source: Center for Disease Control and Prevention (CDC)

EXHIBIT K
Studies to be Conducted for Emergent
1.	The Container Closure Study is no longer applicable.

2.	Details of the Process Validation Study is attached.

Process Verification Protocol Anthrax Immune Globulin Intravenous (AIGIV) For Emergent Product Development Gaithersburg Inc	[**] Page 2 of 27
PROCESS VERIFICATION
OF
ANTHRAX IMMUNE GLOBULIN INTRAVENOUS (AIGIV)
FOR EMERGENT PRODUCT DEVELOPMENT GAITHERSBURG INC
Buildings [**]
PROTOCOL
[**]
7/21/2006
[**]
Document Attributes:
Building [**], Anthrax IGIV, CCF#2006395

Process Verification Protocol Anthrax Immune Globulin Intravenous (AIGIV) For Emergent Product Development Gaithersburg Inc	[**] Page 3 of 27
PROTOCOL APPROVAL SIGNATURES
Signatures below indicate that contents related to the individual areas of responsibility have been reviewed and found to be acceptable. Emergent approvals are included on page 3.

Author	Date
/s/ Erin Sorrell	7-21-06
Print Name and Title: Erin Sorrell, Validation Specialist

Reviewer:

Regulatory Affairs	Date
/s/ Joan Robertson	7/21/06
Print Name and Title: Joan Robertson, Deputy Director, Regulatory Affairs

Talecris Approvers:

Qualification and Validation Engineering	Date
/s/ Jeff Crane	7/21/06
Print Name and Title: Jeff Crane, Validation Manager

Technical Operations - Fractionation	Date
/s/ Joe Barbour	07/24/06
Print Name and Title: Joe Barbour, Manager Production II

Technical Operations - Gamunex	Date
/s/ Jonathan Kent	07/24/06
Print Name and Title: Jonathan Kent, Technical Support Manager

Technology	Date
/s/ Douglas B. Burns	7/24/06
Print Name and Title: Doug Burns, Sr. Process Development Engineer II

Quality Operations - Fractionation	Date
/s/ Amy W. Durham	7-24-06
Print Name and Title: Amy Durham, Manager Quality

Quality Operations - Gamunex	Date
/s/ Cherilyn Metzler for Clara Schreiner	7-24-06
Print Name and Title: Clara Schreiner, Manager Quality

Process Verification Protocol Anthrax Immune Globulin Intravenous (AIGIV) For Emergent Product Development Gaithersburg Inc	[**] Page 4 of 27
PROTOCOL APPROVAL SIGNATURES (Continued)
Signatures below indicate that contents related to the individual areas of responsibility have been reviewed and found to be acceptable.
Emergent Product Development Gaithersburg Inc Approvers:

Representative	Date
/s/ Jim Molver	24 July 2006
Print Name and Title: Jim Molver, Project Leader

Representative	Date
/s/ [illegible]	24 July 2006
Print Name and Title: Mike Cowan, VP of Quality

Process Verification Protocol Anthrax Immune Globulin Intravenous (AIGIV) For Emergent Product Development Gaithersburg Inc	[**] Page 5 of 27
TABLE OF CONTENTS

1.	PURPOSE	5

2.	SCOPE AND RATIONALE	5

3.	REFERENCES	6

4.	ACRONYMS AND DEFINITIONS	8

5.	RESPONSIBILITIES	9

6.	EQUIPMENT FUNCTIONAL REQUIREMENTS	10

7.	EQUIPMENT SYSTEM DESCRIPTION	10

8.	REQUIRED DOCUMENTATION	10

9.	TEST PROCEDURE	11

10.	SAMPLING PLAN	12

11.	TEST FUNCTION 1 - PLASMA TESTING	14

12.	TEST FUNCTION 2 - PLASMA POOL TO [**]	16

13.	TEST FUNCTION 3 - [**]	16

14.	TEST FUNCTION 4 - PASTE SUSPENSION AND [**]	17

15.	TEST FUNCTION 5-SODIUM CAPRYLATE TREATMENT AND [**]	18

16.	TEST FUNCTION 6 - CHROMATOGRAPHY PROCESSING OF AIGIV	19

17.	TEST FUNCTION 7 - [**]	19

18.	TEST FUNCTION 8 - [**]	20

19.	TEST FUNCTION 9 - FINAL CONTAINER	22

20.	INCIDENT LOG	26

21.	POST EXECUTION APPROVAL SIGNATURES	27

Process Verification Protocol Anthrax Immune Globulin Intravenous (AIGIV) For Emergent Product Development Gaithersburg Inc	[**] Page 6 of 27
1.	PURPOSE
1.1.	The purpose of this Process Verification (PV) protocol is to document the ability to manufacture Anthrax Immune Globulin (AIG) for Emergent Product Development Gaithersburg Inc (hereafter referred to as Emergent) from Source Plasma obtained from immunized donors in the Fractionation Facility, Building [**] and the IGIV Chromatography Facility, Building [**], at the Talecris Biotherapeutics Division in Clayton, NC.
2.	SCOPE AND RATIONALE
2.1.	The scope of this study is to verify that the [**] are capable of [**]. Emergent will [**] and will provide the plasma to Talecris. The source plasma must meet all FDA and Talecris requirements. The protocol requires samples at various points throughout the production process from plasma pool to final container. Additionally, all Batch Production Record (BPR) requirements must be met. The rationale for this approach is based on the following documents used to validate the existing fractionation and purification processes:
2.1.1	[**].

2.1.2	[**].
2.2.	Study Design
2.2.1.	[**].

2.2.2.	[**].

2.2.3.	[**].

2.2.4.	[**].
3.	REFERENCES
3.1.	Validation Procedures and Documents

[**] [**]

[**] [**]

[**] [**]

[**] [**]

[**] [**]

[**] [**]
3.2.	Standard Operating Procedures

[**] [**]

[**] [**]

[**] [**]

Process Verification Protocol Anthrax Immune Globulin Intravenous (AIGIV) For Emergent Product Development Gaithersburg Inc	[**] Page 7 of 27
[**]            [**]
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[**]            [**]
[**]            [**]
3.3.	Manufacturing Procedures - Batch Production Records
[**]            [**]
[**]            [**]
[**]            [**]

Process Verification Protocol Anthrax Immune Globulin Intravenous (AIGIV) For Emergent Product Development Gaithersburg Inc	[**] Page 8 of 27

[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
4.	ACRONYMS AND DEFINITIONS

Acronym	Definition
AIG	Anthrax Immune Globulin
AIGIV	Anthrax Immune Globuiin Intravenous
BPR	Batch Production Record
C	Celsius
CV	Column Volumes
CWFI	Cold Water For Injection
CZE	Capillary Zone Electrophoresis
EIA	Enzyme Immunoassay
HPLC	High Performance Liquid Chromatography
IGIV-C	Immunoglobulin Intravenous Chromatography
[**]	[**]
ITS	Incident Tracking System
kg	Kilograms
NLT	Not Less Than
NMT	Not More Than

Process Verification Protocol Anthrax Immune Globulin Intravenous (AIGIV) For Emergent Product Development Gaithersburg Inc	[**] Page 9 of 27

OOS	Out Of Specification
PKA	Prekallikrein Activator
PV	Process Verification
QOPQM	Quality Operations — Product Quality Management
QOSCL	Quality Operations — Supply Chain Laboratory
QVE	Qualification and Validation Engineering
[**]	[**]
[**]	[**]
SOP	Standard Operating Procedure
[**]	[**]
[**]	[**]
5.	RESPONSIBILITIES
5.1.	Qualification and Validation Engineering.
5.1.1.	Prepares protocol, final report and final report packet.

5.1.2.	Coordinates the execution of the protocol including non-routine sampling with all involved groups.

5.1.3.	Reviews all data collected during the execution for completeness and compliance with acceptance criteria.

5.1.4.	Verifies that any incidents encountered during execution are documented and resolved in accordance with [**].

5.1.5.	Reviews and approves the verification protocol, interim reports, and final report for quality, accuracy, and completeness. 5.2. Regulatory Affairs
5.2.1.	Reviews the process verification protocol, interim reports, and final report for quality, accuracy, and completeness.
5.3.	Technical Operations
5.3.1.	Reviews and approves the process verification protocol, interim reports, and final report for quality, accuracy, and completeness.

5.3.2.	Assists QVE in the execution of the protocol, including scheduling the lots and collecting samples,
5.4.	Supply Chain / Materials Management
5.4.1.	Schedules PV runs.
5.5.	Engineering
5.5.1.	Maintains all associated instruments in a calibrated state during the execution of this protocol.

Process Verification Protocol Anthrax Immune Globulin Intravenous (AIGIV) For Emergent Product Development Gaithersburg Inc	[**] Page 10 of 27
5.5.2.	Assists QVE in obtaining documentation required for the completion of the protocol execution.
5.6.	Quality Operations — Product Quality Management
5.6.1.	Approves the process verification protocol, any incidents, interim reports, and the final report.
5.7.	Quality Operations — Supply Chain Laboratory / Bioanalytics
5.7.1.	Completes all laboratory testing requirements stated in the protocol.

5.7.2.	Provides a detailed report of the laboratory test results to be included in the final process verification report packet.
5.8.	Emergent Representatives
5.8.1.	Approves the process verification protocol, interim reports, and final report.
5.9.	Technology
5.9.1.	Approves the process verification protocol and final report.
6.	EQUIPMENT/PROCESS FUNCTIONAL REQUIREMENTS
6.1.	Plasma will be pooled in volumes of approximately [**] liters and fractionated by the Cohn- Oncley method of cold ethanol fractionation to [**] according to approved BPRs and SOPs at Talecris Biotherapeutics in Clayton, NC. Fractions will be held in cGMP condition at [**]°C or below until a combined paste equivalent to approximately [**] liters of plasma is collected. At that time, purification, formulation, fill and finish of the final AIG product will be completed by the licensed process used by Talecris to manufacture Gamunex®.
7.	EQUIPMENT SYSTEM DESCRIPTION
7.1.	The same equipment licensed for use in the fractionation ([**]), purification ([**]), filling ([**]) and packaging ([**]) of Gamunex® will be used for AIG manufacture.
8.	REQUIRED DOCUMENTATION
8.1.	All production data will be documented in approved BPRs at the time of execution. Talecris Quality Operations will review the BPRs to verify that all license parameters are met.

8.2.	The original data in support of the verification lots will be maintained by the respective departments where testing is conducted. Copies of the original data will be included in the final report package. QOSCL data will be maintained in Quality Operations Release in lot packets.

8.3.	Incidents will be documented on an Incident Tracking System Notification Form and recorded on the Incident Log sheet. Incident Reports will be included in the final report package.

Process Verification Protocol Anthrax Immune Globulin Intravenous (AIGIV) For Emergent Product Development Gaithersburg Inc	[**] Page 11 of 27
9.	TEST PROCEDURE
9.1.	Processing will occur according to approved BPRs, Sample Tables and Standard Operating Procedures (SOPs).

9.2.	All operators involved in this PV must be trained on the approved documentation prior to the execution of this protocol.

9.3.	Execution
9.3.1.	Routine samples will be collected concurrent with production according to the processing BPRs and approved sampling tables.

9.3.2.	Non-routine samples will be collected as described in this protocol.

9.3.3.	All routine samples will be submitted to Quality Operations — Supply Chain Laboratory or Bioanalytics for testing following sample collection. Non-routine samples to be tested by Emergent will be collected and stored as specified in this protocol prior to shipment.

9.3.4.	The Run Number recorded on Test Function data sheets may be recorded as number and alphabet (1a and 1b) for pooled lots that will be combined.

9.3.5.	Any results obtained outside of the specified test conditions or acceptance criteria will be documented on an Incident Tracking System Notification Form and recorded on the Incident Log sheet.

Process Verification Protocol Anthrax Immune Globulin Intravenous (AIGIV) For Emergent Product Development Gaithersburg Inc	[**] Page 12 of 27
10.	SAMPLING PLAN
10.1.	The following table outlines samples for this process verification. Samples for “In-Process Testing Routinely Performed by Talecris” column will be pulled by the Sample Tables specified in each test function. (Qualification samples referred to in the Sample Tables are not required for this verification protocol.) Samples for “In-Process Testing Routinely Performed by Emergent” will be considered non-routine samples in this protocol. Non-routine samples will be collected according to the test functions in this protocol.

Sampling for
		In-Process Testing	In-Process Testing	Reference
		Routinely	Routinely	Standard
		Performed by	Performed by	Preparation by
Sampling Point / Sample Description	Assays	Talecris	Emergent	Emergent
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]		[**]

Process Verification Protocol Anthrax Immune Globulin Intravenous (AIGIV) For Emergent Product Development Gaithersburg Inc	[**] Page 13 of 27

Sampling for
		In-Process Testing	In-Process Testing	Reference
		Routinely	Routinely	Standard
		Performed by	Performed by	Preparation by
Sampling Point / Sample Description	Assays	Talecris	Emergent	Emergent
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]		[**]
[**]	[**]	[**]		[**]

Process Verification Protocol Anthrax Immune Globulin Intravenous (AIGIV) For Emergent Product Development Gaithersburg Inc	[**] Page 14 of 27

Run Number	Final Container Lot Number
11.	TEST FUNCTION 1 — PLASMA TESTING
11.1.	Purpose
11.1.1.	To provide test Instructions to verify that the plasma used for the AIG meets predetermined acceptance criteria.
11.2.	Rationale
11.2.1.	The plasma must be acceptable to be used in this process verification.
11.3.	Procedure
11.3.1.1.	[**].

11.3.1.2.	[**].

11.3.1.3.	[**].

11.3.1.4.	[**].
11.3.4.1	[**].

11.3.4.2	[**].

11.3.4.3	[**].

Verified by
Sample progress	and Date
Samples collected
Samples stored at [**]C
Samples sent to Emergent

Comments:

Reviewed By:	Date:

Process Verification Protocol Anthrax Immune Globulin Intravenous (AIGIV) For Emergent Product Development Gaithersburg Inc	[**] Page 15 of 27

Run Number	Final Container Lot Number
TEST FUNCTION 1 (CONT’D) - PLASMA TESTING
11.4.	Acceptance Criteria
11.4.1.	[**].

11.4.2.	[**].

		Acceptance		Verified
Critical Parameters	Acceptance Criteria	Criteria Source	Actual Result	By/Date
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

Comments:

Reviewed By:	Date:

Process Verification Protocol Anthrax Immune Globulin Intravenous (AIGIV) For Emergent Product Development Gaithersburg Inc	[**] Page 16 of 27

Run Number	Final Container Lot Number
12. TEST FUNCTION 2 - PLASMA POOL TO [**]
12.1.	Purpose
12.1.1.	To provide test instructions to verify non-clarified pools can be successfully processed to [**].
12.2.	Rationale
12.2.1.	The [**] must meet specifications and quality attributes in accordance with Talecris’ requirements to be used in this process verification.
12.3.	Procedure
12.3.1.	[**].
12.4.	Acceptance Criteria
12.4.1	[**].
13. TEST FUNCTION 3 - [**] TO [**]
13.1.	Purpose
13.1.1.	To provide test instructions to verify [**] can be successfully processed to [**].
13.2.	Rationale
13.2.1.	[**] must meet specifications and quality attributes to be used in this process verification.
13.3.	Procedure
13.3.1	[**].
13.4.	Acceptance Criteria
13.4.1	[**].

Comments:

Reviewed By:	Date:

Process Verification Protocol Anthrax Immune Globulin Intravenous (AIGIV) For Emergent Product Development Gaithersburg Inc	[**] Page 17 of 27

Run Number	Final Container Lot Number
14. TEST FUNCTION 4 - PASTE SUSPENSION AND [**]
14.1.	Purpose
14.1.1.	To provide test instructions to verify [**] can be successfully processed to [**].
14.2.	Rationale
14.2.1.	[**] suspension and [**] must meet specifications and quality attributes to be used in this process verification.
14.3.	Procedure
14.3.1	[**].
14.4.	Acceptance Criteria
14.4.1	[**].

Comments:

Reviewed By:	Date:

Process Verification Protocol Anthrax Immune Globulin Intravenous (AIGIV) For Emergent Product Development Gaithersburg Inc	[**] Page 18 of 27

Run Number	Final Container Lot Number
15. TEST FUNCTION 5 - SODIUM CAPRYLATE TREATMENT AND [**]
15.1.	Purpose
15.1.1.	To provide test instructions to verify [**] can be successfully processed to [**].
15.2.	Rationale
15.2.1.	Caprylate treatment and [**] must meet specifications and quality attributes to be used in this process verification.
15.3.	Procedure
15.3.1	[**].
15.4.	Acceptance Criterion
15.4.1.	[**].

15.4.2.	[**].

		Acceptance		Verified
Critical Parameters	Acceptance Criterion	Criterion Source	Actual Result	By/Date
Caprylate Treatment 2
Caprylate	[**]	[**]

Comments:

Reviewed By:	Date:

Process Verification Protocol Anthrax Immune Globulin Intravenous (AIGIV) For Emergent Product Development Gaithersburg Inc	[**] Page 19 of 27

Run Number	Final Container Lot Number
16. TEST FUNCTION 6 - CHROMATOGRAPHY PROCESSING OF AIGIV
16.1.	Purpose
16.1.1.	To provide test instructions to verify [**] can be successfully processed through the Chromatography Columns.
16.2.	Rationale
16.2.1.	Chromatography flow-through must meet specifications and quality attributes to be used in this process verification.
16.3.	Procedure
16.3.1.	[**].
16.4.	Acceptance Criteria
16.4.1	[**].
17. TEST FUNCTION 7 - [**]
17.1.	Purpose
17.1.1.	To provide test instructions to verify column flowthrough material can be successfully processed by [**].
17.2.	Rationale
17.2.1.	The [**] and formulation process must meet specifications and quality attributes to be used in this process verification.
17.3.	Procedure
17.3.1	[**].
17.4.	Acceptance Criteria
17.4.1	[**].

Comments:

Reviewed By:	Date:

Process Verification Protocol Anthrax Immune Globulin Intravenous (AIGIV) For Emergent Product Development Gaithersburg Inc	[**] Page 20 of 27

Run Number	Final Container Lot Number
18. TEST FUNCTION 8 - [**]
18.1.	Purpose
18.1.1.	To provide test instructions to verify that the formulated bulk can be successfully prepared and processed to [**].
18.2.	Rationale
18.2.1.	The [**] must meet specifications and quality attributes to be used in this process verification.
18.3.	Procedure
18.3.1.	[**].

18.3.2.	Collect non-routine TNA concentration [**]sample for Emergent.
18.3.2.1.	[**].

18.3.2.2.	[**].

18.3.2.3.	[**].

Verified by
Sample progress	and Date
Samples collected
Samples stored at [**]°C
Samples sent to Emergent

Comments:

Reviewed By:	Date:

Process Verification Protocol Anthrax Immune Globulin Intravenous (AIGIV) For Emergent Product Development Gaithersburg Inc	[**] Page 21 of 27

Run Number	Final Container Lot Number
TEST FUNCTION 8 (CONT’D) - [**]
18.4.	Acceptance Criteria
18.4.1.	[**].

18.4.2.	[**].

		Acceptance		Verified
Critical Parameters	Acceptance Criteria	Criteria Source	Actual Result	By/Date
[**]
Total Protein	[**]	[**]
pH, diluted	[**]	[**]
Glycine	[**]
IgA	[**]	[**]
IgM	[**]
Anti-PA IgG ELISA	[**]	[**]
TNA Assay
(Potency)	[**]	[**]
[**]
Sterility	[**]	[**]

Comments:

Reviewed By:	Date:

Process Verification Protocol Anthrax Immune Globulin Intravenous (AIGIV) For Emergent Product Development Gaithersburg Inc	[**] Page 22 of 27

Run Number	Final Container Lot Number
19. TEST FUNCTION 9 - FINAL CONTAINER
19.1.	Purpose
19.1.1.	To provide test instructions to verify the [**] can be successfully processed to final container.
19.2.	Rationale
19.2.1.	Final containers must meet specifications and quality attributes to be used in this process verification.
19.3.	Procedure
19.3.1	Fill the [**].

19.3.2	[**].

19.3.3	[**].
19.3.3.1	[**].

19.3.3.2	[**].

19.3.3.3	[**].

Verified by
Sample progress	and Date
Samples collected
Samples stored at [**]°C to [**]°C
Samples sent to Emergent

Comments:

Reviewed By:	Date:

Process Verification Protocol Anthrax Immune Globulin Intravenous (AIGIV) For Emergent Product Development Gaithersburg Inc	[**] Page 23 of 27

Run Number	Final Container Lot Number
TEST FUNCTION 9 (CONT’D) - FINAL CONTAINER

19.4.	Acceptance Criteria
19.4.1. [**].

19.4.2. [**].

Critical		Acceptance		Verified
Parameters	Acceptance Criteria	Criteria Source	Actual Result	By/Date
Final Container
Appearance	[**]	[**]
Volumetric fill check	[**]	[**]
Protein concentration	[**]	[**]
Protein composition	[**]	[**]
Glycine	[**]
Sodium Caprylate	[**]
Prekallikrein Activator	[**]
Anticomplement Assay	[**]	[**]
IgA	[**]	[**]

Comments:

Reviewed By:	Date:

Process Verification Protocol Anthrax Immune Globulin Intravenous (AIGIV) For Emergent Product Development Gaithersburg Inc	[**] Page 24 of 27

Run Number	Final Container Lot Number
TEST FUNCTION 9 (CONT’D) - FINAL CONTAINER

		Acceptance		Verified
Critical Parameters	Acceptance Criteria	Criteria Source	Actual Result	By/Date
IgM	[**]		[**]
Sterility, USP	[**]		[**]
Pyrogen, USP	[**]		[**]
Safety	[**]		[**]
Isoagglutinin Titer	[**]		[**]
Molecular [**]		[**]
Weight [**]		[**]
[**]		[**]	[**]
pH of 1% protein solution	[**]
Turbidity	[**]		[**]
Anti-D	[**]		[**]

Comments:

Reviewed By:	Date:

Process Verification Protocol Anthrax Immune Globulin Intravenous (AIGIV) For Emergent Product Development Gaithersburg Inc	[**] Page 25 of 27

Run Number	Final Container Lot Number
TEST FUNCTION 9 (CONT’D) - FINAL CONTAINER

		Acceptance Criteria		Verified
Critical Parameters	Acceptance Criteria	Source	Actual Result	By/Date
Osmolatity	[**]	[**]
Identity: [**]	[**]	[**]
[**] (Potency)	[**]	[**]
Anti-PA IgG ELISA	[**]	[**]

Comments:

Reviewed By:	Date:

Process Verification Protocol Anthrax Immune Globulin Intravenous (AIGIV) For Emergent Product Development Gaithersburg Inc	[**] Page 26 of 27
20.	INCIDENT LOG
20.1.	An Incident Tracking System Notification Form shall be completed for any incident encountered during the execution of the protocol as according to [**]. The table below will document the Incident number and the protocol section to which it applies as well as ensure that each Incident’s Batch Disposition record has been satisfactorily resolved before final approval.
Incident Tracking System Log

ITS or Batch
Disposition
Incident Number	Protocol Reference Section	Approval Date	Verified By/Date

Comments:

Reviewed By:	Date:

Process Verification Protocol Anthrax Immune Globulin Intravenous (AIGIV) For Emergent Product Development Gaithersburg Inc	[**] Page 27 of 27

Run Number	Final Container Lot Number
21. POST EXECUTION APPROVAL SIGNATURES
     The signatures below indicate that all items in this executed protocol have been reviewed and found acceptable and that all incidents have been satisfactorily resolved.

Qualification and Validation Engineering	Date

Print Name and Title:

Qualification Operations — Product Quality Management — Fractionation	Date

Print Name and Title:

Qualification Operations — Product Quality Management — Gamunex	Date

Print Name and Title:

Comments:

Reviewed By:	Date: